UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Richard W. Smirl

William Blair Funds

150 North Riverside Plaza, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2017 Semi Annual Reports transmitted to shareholders.

June 30, 2017
William Blair Funds Semiannual Report

June 30, 2017	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2017

Performance as of June 30, 2017—Class N Shares (Unaudited)

	Year To Date	1 yr	3yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund
Class N	11.22	12.28	6.12	12.12	6.98	3/20/1946	***
Morningstar Large Growth	14.14	20.02	8.80	13.87	7.51		Among 1,277
Russell 3000® Growth Index	13.69	20.72	10.83	15.20	8.82		Large Growth Funds
S&P® 500 Index	9.34	17.90	9.61	14.63	7.18

Large Cap Growth Fund
Class N	12.38	15.05	9.43	14.51	7.62	12/27/1999	***
Morningstar Large Growth	14.14	20.02	8.80	13.87	7.51		Among 1,277
Russell 1000® Growth Index	13.99	20.42	11.11	15.30	8.91		Large Growth Funds

Mid Cap Growth Fund
Class N	10.20	11.24	5.08	9.60	6.76	2/1/2006	**
Morningstar Mid-Cap Growth	12.37	18.58	6.86	12.72	6.81		Among 576
Russell Midcap® Growth Index	11.40	17.05	7.83	14.19	7.87		Mid-Cap Growth Funds

Small-Mid Cap Growth Fund
Class N	15.94	22.22	11.00	16.12	9.20	12/29/2003	*****
Morningstar Mid-Cap Growth	12.37	18.58	6.86	12.72	6.81		Among 576
Russell 2500TM Growth Index	10.63	21.44	7.65	14.33	8.18		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	0.28	14.03	5.80	12.35	12.87	12/15/2011	***
Morningstar Small Blend	3.24	20.96	5.70	12.75	—		Among 646
Russell 2500® Value Index	1.95	18.36	6.21	13.69	14.71		Small Blend Funds

Small Cap Growth Fund
Class N	15.45	32.09	9.99	17.34	7.07	12/27/1999	****
Morningstar Small Growth	10.15	23.12	6.67	12.81	7.05		Among 599
Russell 2000® Growth Index	9.97	24.40	7.64	13.98	7.82		Small Growth Funds

Small Cap Value Fund
Class N	(0.59)	17.42	6.26	12.85	6.92	12/23/1996	****
Morningstar Small Blend	3.24	20.96	5.70	12.75	6.12		Among 646
Russell 2000® Value Index	0.54	24.86	7.02	13.39	5.92		Small Blend Funds

Global Leaders Fund
Class N	13.97	16.59	5.26	9.73	3.60	10/15/2007	**
Morningstar World Stock	12.88	18.02	4.53	10.57	—		Among 714
MSCI ACW IMI (net)	11.32	19.01	4.87	10.74	3.48		World Large Stock Funds

International Leaders Fund
Class N	15.22	17.88	5.34	—	9.27	8/16/2012	****
Morningstar Foreign Large Growth	17.93	17.80	2.58	—	—		Among 324
MSCI ACW Ex-U.S. IMI (net)	14.30	20.43	1.14	—	6.80		Foreign Large Growth Funds

June 30, 2017	William Blair Funds	3

Performance as of June 30, 2017—Class N Shares (Unaudited)—continued

	Year To Date	1 yr	3yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
International Developed Plus Fund
Class N	11.84	13.68	1.61	8.08	0.86	5/24/2004	**
Morningstar Foreign Large Growth	17.93	17.80	2.58	8.65	1.93		Among 324
MSCI World Ex-U.S. Index (net)	12.82	19.49	0.67	8.15	1.00		Foreign Large Growth Funds

International Growth Fund
Class N	14.33	15.44	1.36	7.87	1.48	10/1/1992	**
Morningstar Foreign Large Growth	17.93	17.80	2.58	8.65	1.93		Among 324
MSCI ACW Ex-U.S. IMI (net)	14.30	20.43	1.14	7.58	1.38		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	16.63	16.16	3.32	9.84	3.45	11/1/2005	***
Morningstar Foreign Small/Mid Growth	18.78	18.92	3.98	10.98	3.59		Among 114
MSCI ACW Ex-U.S. Small Cap Index (net)	15.56	20.32	3.31	10.02	2.91		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	20.15	16.73	0.07	3.52	2.71	5/3/2010	***
Morningstar Diversified Emerging Markets	18.14	20.48	0.48	4.07	—		Among 634
MSCI Emerging Markets Index (net)	18.43	23.75	1.07	3.96	2.50		Diversified Emerging Markets Funds

Emerging Markets Growth Fund
Class N	24.02	19.80	0.96	4.73	0.81	6/6/2005	***
Morningstar Diversified Emerging Markets	18.14	20.48	0.48	4.07	1.48		Among 634
MSCI Emerging Markets IMI (net)	18.11	22.82	1.03	4.09	2.02		Diversified Emerging Markets Funds

Emerging Markets Small Cap Growth Fund
Class N	19.37	12.03	2.89	10.60	11.32	10/24/2011	*****
Morningstar Diversified Emerging Markets	18.14	20.48	0.48	4.07	—		Among 634
MSCI Emerging Markets Small Cap Index (net)	15.99	17.03	0.81	5.15	4.60		Diversified Emerging Markets Funds

Bond Fund
Class N	2.09	1.14	2.30	2.82	5.03	5/1/2007	****
Morningstar Intermediate-Term Bond	2.57	0.94	2.21	2.45	4.30		Among 856
Bloomberg Barclays U.S. Aggregate Index	2.27	(0.31)	2.48	2.21	4.48		Intermediate-Term Bond Funds

Income Fund
Class N	0.93	0.43	1.40	1.63	2.99	10/1/1990	****
Morningstar Short-Term Bond	1.20	1.23	1.08	1.31	2.46		Among 450
Bloomberg Barclays Intermediate Government/Credit Bond Index	1.73	(0.21)	1.92	1.77	3.87		Short-Term Bond Funds

4	Semiannual Report	June 30, 2017

Performance as of June 30, 2017—Class N Shares (Unaudited)—continued

	Year To Date	1 yr	3yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Low Duration Fund
Class N	0.27	0.30	0.62	0.64	1.02	12/1/2009	***
Morningstar Ultrashort Bond	0.77	1.46	0.79	0.88	—		Among 134
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.30	0.40	0.41	0.37	0.41		Ultrashort Bond Funds

Macro Allocation Fund
Class N	2.73	4.52	(0.41)	4.43	5.32	11/29/2011	***
Morningstar Multialternative	2.31	3.37	0.57	2.93	—		Among 243
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31	0.49	0.23	0.17	0.16		Multialternative Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will typically fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 6/30/2017 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with the fund’s three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund **/**/*** and Large Cap Growth Fund ***/***/***, out of 1,277/1,152/803 large growth funds; Mid Cap Growth Fund **/*/*** and Small-Mid Cap Growth Fund *****/*****/***** out of 576/502/370 mid-cap growth funds; Small Cap Growth Fund ****/*****/***, out of 599/533/398 small growth funds; Small-Mid Cap Value Fund ***/***/NA and Small Cap Value Fund ***/***/**** out of 646/545/389 small blend funds; Global Leaders Fund ***/**/NA out of 714/590/NA world large stock funds; International Developed Plus Fund **/***/**, International Growth Fund **/**/**, and International Leaders Fund ****/NA/NA out of 324/275/193 foreign large growth funds; International Small Cap Growth Fund **/***/*** out of 114/105/63 foreign small/mid growth funds; Emerging Markets Leaders Fund ***/***/NA, Emerging Markets Growth Fund ***/****/**, and Emerging Markets Small Cap Growth Fund ****/*****/NA out of 634/436/178 diversified emerging markets funds; Bond Fund ***/****/**** out of 856/767/540 intermediate-term bond funds; Income Fund ***/***/**** out of 450/376/261 short-term bond funds; Low Duration Fund ***/***/NA out of 134/101/NA ultrashort bond funds; and Macro Allocation Fund **/****/NA out of 243/154/NA multialternative funds.

Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2017	William Blair Funds	5

U.S. Growth Market Review and Outlook

U.S. equities rose meaningfully in the first half of 2017, with particular strength among growth style indices. Robust first quarter returns were driven by improving economic data, solid corporate earnings growth and a continuation of late 2016 optimism for the pro-U.S. growth initiatives of the new administration. The tenor of the market shifted in the latter part of the first quarter, in part due to the President’s and Republican Party’s failure to quickly overhaul the U.S. health system, as investors became more cautious regarding the likely success of the administration’s pro-growth initiatives.

Despite that shift, U.S. growth equity indices continued their upward trajectories during the second quarter. Underpinning the market’s second quarter advance was strong corporate earnings growth. As a barometer, corporations in the S&P 500 Index reported first quarter earnings growth of 14% as compared to the same period in the prior year, the fastest pace of growth since 2011. However, as expectations for an acceleration in U.S. economic growth tempered, 10 year U.S. Treasury yields declined during the second quarter. Despite muted inflation and wage growth, the Federal Reserve enacted its second rate increase of the year in June, compelled by tight labor markets as unemployment levels fell to 4.3% in May. In the final week of the second quarter, a sense of caution crept into the market as the European Central Bank (ECB) signaled a forthcoming reduction in monetary stimulus. As investors digested the potential shift in global central banks’ monetary policies, the market retreated, paring back some of the strong gains achieved in the second quarter overall.

Looking forward, we acknowledge the diverging fiscal and monetary forces in the U.S. As the current administration works to implement business-friendly legislation such as tax reform and infrastructure spending, the Federal Reserve has embarked on a path toward monetary policy normalization after an extended period of stimulus. With better global economic stability, other central banks, namely the ECB and People’s Bank of China (PBOC), have also signaled a shift toward less stimulative monetary policy. The pace at which these various groups enact policy change could inform the trajectory of the U.S. economy as well as the U.S. equity market. Further, as a result of being in the latter stages of the economic cycle and a prolonged low interest rate environment, there are likely excesses (e.g., high corporate debt issuance) building in the economy that will eventually need to unwind.

We are mindful of these issues and as bottom-up, fundamental stock pickers, we consider them on a stock by stock basis. Our focus remains on identifying businesses with idiosyncratic growth drivers that should power through a variety of economic or market scenarios, whose stocks present attractive risk/reward opportunities. We believe that if we can identify and invest in high quality companies with more durable growth opportunities than the market expects, the stocks of those companies should be rewarded.

6	Semiannual Report	June 30, 2017

U.S. Value Market Review and Outlook

U.S. equities forged higher during the first half of 2017. Generally positive first quarter returns were driven by improving economic data, solid corporate earnings growth, and optimism for the pro-U.S. growth initiatives of the new administration. The tenor of the market shifted in the latter part of the first quarter, in part due to the President’s and Republican Party’s failure to quickly overhaul the U.S. health system, ultimately delaying the potential for tax reform and infrastructure spending.

The domestic equity market continued to grind higher in the second quarter, supported by continued low inflation, historically low levels of volatility, generally accommodative central bank policy, and solid corporate earnings growth. Despite muted inflation and wage growth, the combination of tight labor markets and domestic economic data that was generally positive provided enough support for the Federal Reserve (Fed) to enact its second rate increase of the year in June. Although the Fed elected to raise interest rates at its latest meeting, yield on the 10-year Treasury bond was lower during the second quarter and the yield curve continues to flatten, potentially signaling that the current slow growth, low inflation economic cycle will continue.

We remain cognizant that we are now over eight years into an economic recovery and many economists believe we are in the latter stages of the economic cycle. We are also mindful of diverging fiscal and monetary forces in the U.S. As the current administration works to implement pro-growth legislation such as tax reform and infrastructure spending, the Federal Reserve has embarked on a path toward monetary policy normalization after an extended period of quantitative easing. In conjunction with increased global economic stability, other central banks, namely the European Central Bank and People’s Bank of China, have also signaled a shift toward less accommodative monetary policy. The pace at which these various groups enact policy change can influence the trajectory of the U.S. economy as well as the U.S. equity market.

Volatility continues to be at or near historic lows, and investors appear quick to look through a number of concerns, including terrorist attacks, escalating geopolitical tensions, the lack of progress made on a new health care bill or tax reform, and continued U.S. political headlines and chaos in Washington. We continue to anticipate higher volatility going forward and there is generally a strong correlation between volatility and the performance of high quality companies. Higher volatility should benefit our strategy given our higher quality bias within the Funds.

While the Fed was able to increase rates twice already this year, we continue to believe that it will be prudent with future rate increases and that the trajectory of interest rates will be lower than they would be during a more normalized cycle. The beneficiaries of the universally accommodative monetary policy and ample liquidity during the current bull market have been the more highly leveraged companies. However, if interest rates rise faster than expected and lending standards continue to tighten, companies with conservative balance sheets and sufficient cash cushions or those generating ample free cash flow should fare better than companies reliant on the capital markets to grow. This should provide a tailwind for our strategy as these higher quality companies with better balance sheets and solid cash flows should outperform.

While we are mindful of these macroeconomic variables, we are persistently seeking to identify attractive risk reward opportunities based on individual company fundamentals. From our bottom up perspective, we remain constructive on corporate earnings, albeit against a backdrop of increasing margin pressure from higher wages. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe our domestic equity value strategies are well-suited to withstand a variety of market scenarios and add value over the long-term.

June 30, 2017	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 11.22% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 13.69%.

For the year-to-date period, the Fund was unable to keep pace with the 13.69% return of the Index. Lagging returns were primarily the result of stock specific dynamics, as style factors were mostly offsetting. Grocery retailer Kroger and oilfield services provider Schlumberger were the top detractors from relative performance for the year-to-date period. Kroger underperformed after the company reported first quarter results that were slightly better than expectations, but reduced full year guidance by 10% just one quarter into the year. The following day, Amazon.com announced its intent to acquire Whole Foods Market, which put pressure on stocks linked to the U.S. grocery market. Schlumberger declined in connection with falling oil prices. Stock selection in Industrials also detracted from relative performance as the Fund’s positions in Dun & Bradstreet, TransDigm Group and Fastenal underperformed the Index. Not owning Information Technology (“IT”) company Apple, the largest position in the Index, hurt the Fund’s relative performance as the stock outperformed in anticipation of the Fall 2017 release of iPhone 8. Looking beyond the upcoming product cycle, we are not confident in the long term growth drivers for the company and have therefore chosen not to own the stock. The top contributor for the year-to-date period was software company Red Hat. After Red Hat was a large detractor in 2016, we continued to hold the stock given our conviction in company fundamentals. The stock was a top contributor in the first half of 2017, as the stock outperformed after the company signed several large deals which accelerated growth. Infant formula manufacturer Mead Johnson Nutrition was also a top contributor for the period after the company agreed to be acquired in the first quarter. Other top contributors were Align Technology (Health Care), Grand Canyon Education (Consumer Discretionary) and CoStar Group (IT). From a style perspective, our higher growth bias, and resulting lower dividend yield exposure, was a tailwind. Partially offsetting the higher growth benefit was our emphasis on companies with more consistent fundamentals, which was a headwind as companies with more volatile fundamentals outperformed, typical for a strong up market.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

8	Semiannual Report	June 30, 2017

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	11.22%	12.28%	6.12%	12.12%	6.98%
Class I	11.38	12.61	6.45	12.48	7.32
Russell 3000® Growth Index	13.69	20.72	10.83	15.20	8.82
S&P 500® Index	9.34	17.90	9.61	14.63	7.18

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	9

Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—38.0%
*	Acxiom Corporation	105,305	$2,736
*	Adobe Systems, Inc.	28,910	4,089
*	Alphabet, Inc. Class “A”	27,627	25,684
	Booz Allen Hamilton Holding Corporation	109,560	3,565
*	CoStar Group, Inc.	16,901	4,455
	CSRA, Inc.	212,711	6,754
*	Facebook, Inc. Class “A”	92,758	14,005
*	Guidewire Software, Inc.	46,983	3,228
	j2 Global, Inc.	53,175	4,525
	Mastercard, Inc. Class “A”	139,702	16,967
*	MaxLinear, Inc.	76,922	2,145
	Microsoft Corporation	346,854	23,909
	National Instruments Corporation	108,567	4,366
*	Red Hat, Inc.	121,670	11,650
	Texas Instruments, Inc.	94,596	7,277
*	Ultimate Software Group, Inc.	19,096	4,011
*	Vantiv, Inc. Class “A”	112,079	7,099
			146,465
	Consumer Discretionary—18.0%
*	Amazon.com, Inc.	16,967	16,424
*	CarMax, Inc.	42,300	2,667
*	Grand Canyon Education, Inc.	52,167	4,090
*	Laureate Education, Inc.	129,000	2,261
	Lowe’s Cos., Inc.	148,266	11,495
	Newell Brands, Inc.	132,837	7,123
	Starbucks Corporation	257,100	14,992
*	Steven Madden, Ltd.	79,515	3,177
*	The Michaels Cos., Inc.	198,704	3,680
	Vail Resorts, Inc.	16,540	3,355
			69,264
	Health Care—15.5%
*	Align Technology, Inc.	19,847	2,980
	Allergan plc†	25,778	6,266
*	BioMarin Pharmaceutical, Inc.	34,300	3,115
	Bristol-Myers Squibb Co.	69,814	3,890
	Danaher Corporation	104,932	8,855
*	Edwards Lifesciences Corporation	34,915	4,128
	Shire plc—ADR	20,297	3,355
	UnitedHealth Group, Inc.	72,400	13,424
*	Veeva Systems, Inc.	36,145	2,216
	Zoetis, Inc.	182,680	11,396
			59,625
	Industrials—11.3%
	BWX Technologies, Inc.	102,640	5,004
	Fastenal Co.	131,123	5,708
	Raytheon Co.	58,788	9,493
	The Dun & Bradstreet Corporation	35,273	3,815
	Union Pacific Corporation	70,278	7,654
*	Verisk Analytics, Inc.	93,879	7,920
	Wabtec Corporation	45,700	4,181
			43,775
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Financials—8.6%
	Affiliated Managers Group, Inc.	18,573	$3,081
	East West Bancorp, Inc.	69,200	4,054
	Intercontinental Exchange, Inc.	190,080	12,530
*	Signature Bank	28,415	4,078
	The Progressive Corporation	216,600	9,550
			33,293
	Consumer Staples—4.1%
	Costco Wholesale Corporation	38,995	6,237
*	Herbalife, Ltd.†	41,205	2,939
*	Monster Beverage Corporation	137,077	6,810
			15,986
	Materials—1.7%
	Ball Corporation	151,000	6,374

	Energy—1.1%
	Schlumberger, Ltd.†	62,313	4,103

	Total Common Stocks—98.3% (cost $296,747)		378,885

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $10,432, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$10,432	10,432

	Total Repurchase Agreement—2.7% (cost $10,432)		10,432

	Total Investments—101.0% (cost $307,179)		389,317
	Liabilities, plus cash and other assets—(1.0)%		(3,703)
	Net assets—100.0%		$385,614

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2017

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 12.38% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 13.99%.

For the year-to-date period, the Fund was unable to keep pace with the 13.99% return of the Index. Lagging returns were the result of stock specific dynamics, as style factors were mostly offsetting. Pertaining to stocks, Kroger and O’Reilly Automotive were the top detractors from the Fund’s relative performance for the year-to-date period. Grocery retailer Kroger was the largest detractor in the portfolio. In mid-June, shares of Kroger declined after the company reported first quarter results that were slightly better than expectations, but reduced full year guidance by 10% just one quarter into the year. The following day, Amazon.com announced its intent to acquire Whole Foods Market, which put pressure on stocks linked to the U.S. grocery market. Auto parts retailer O’Reilly Automotive was also a top detractor from relative performance after it reported first quarter financial results that were below consensus expectations. Fear of potential competition from ecommerce also weighed on the stock. Not owning Information Technology company Apple, the largest position in the Index, also detracted from relative performance as the company outperformed in anticipation of the Fall 2017 release of iPhone 8. Other top detractors were Schlumberger (Energy), Union Pacific (Industrials) and Starbucks (Consumer Discretionary). The top contributors for the year-to-date period were the Fund’s positions in software companies Red Hat and Adobe Systems. After Red Hat was a large detractor in 2016, we continued to hold the stock given our conviction in company fundamentals. The stock was a top contributor in the first half of 2017 as the stock outperformed after the company signed several large deals which accelerated growth. Adobe reported strong financial results in both the first and second quarter and continues to find additional services to sell to its customer base and capitalize on its near monopoly status in creative software. Other top contributors were Cerner Corporation (Health Care), Mead Johnson Nutrition (Consumer Staples) and Amazon.com (Consumer Discretionary). From a style perspective, our higher growth bias, and resulting lower dividend yield exposure, was a tailwind. Partially offsetting the higher growth benefit was our emphasis on companies with more consistent fundamentals, which was a headwind as companies with more volatile fundamentals outperformed, typical for a strong up market.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

June 30, 2017	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	12.38%	15.05%	9.43%	14.51%	7.62%
Class I	12.62	15.45	9.72	14.80	7.91
Russell 1000® Growth Index	13.99	20.42	11.11	15.30	8.91

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2017

Large Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—37.7%
	Accenture plc†	33,140	$4,099
*	Adobe Systems, Inc.	32,120	4,543
*	Alphabet, Inc. Class “C”	4,196	3,813
*	Alphabet, Inc. Class “A”	6,990	6,498
*	Facebook, Inc.	42,090	6,355
	Intuit, Inc.	20,570	2,732
	Mastercard, Inc.	49,010	5,952
	Microsoft Corporation	135,050	9,309
*	Red Hat, Inc.	51,360	4,918
	Texas Instruments, Inc.	51,620	3,971
			52,190
	Consumer Discretionary—18.8%
*	Amazon.com, Inc.	8,600	8,325
*	Chipotle Mexican Grill, Inc.	7,740	3,221
*	O’Reilly Automotive, Inc.	12,730	2,784
	Starbucks Corporation	98,290	5,731
	The Home Depot, Inc.	38,880	5,964
			26,025
	Health Care—15.1%
*	Biogen, Inc.	10,360	2,811
*	Cerner Corporation	34,630	2,302
	Danaher Corporation	41,510	3,503
	UnitedHealth Group, Inc.	36,110	6,696
	Zoetis, Inc.	89,410	5,577
			20,889
	Industrials—11.1%
	Fortive Corporation	48,220	3,055
	TransDigm Group, Inc.	11,850	3,186
	Union Pacific Corporation	53,410	5,817
*	Verisk Analytics, Inc.	38,910	3,283
			15,341
	Financials—6.3%
	Affiliated Managers Group, Inc.	17,970	2,980
	Intercontinental Exchange, Inc.	48,950	3,227
	The Progressive Corporation	56,220	2,479
			8,686
	Consumer Staples—4.7%
*	Monster Beverage Corporation	77,670	3,859
	The Estee Lauder Cos., Inc.	28,400	2,726
			6,585
	Real Estate—2.4%
*	SBA Communications Corporation	24,310	3,279

	Materials—1.8%
	PPG Industries, Inc.	23,520	2,586

Issuer	Shares	Value

Common Stocks—(continued)

Energy—1.1%
Schlumberger, Ltd.†	22,690	$1,494

Total Common Stocks—99.0% (cost $106,869)		137,075

Total Investments—99.0% (cost $106,869)		137,075
Cash and other assets, less liabilities—1.0%		1,394
Net assets—100.0%		$138,469

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	13

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 10.20% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 11.40%.

After outperforming in the second quarter, the Fund’s relative underperformance versus the Index narrowed for the six months ended June 30, 2017. Historically, the Fund has lagged in markets with high returns and, with the Index appreciating 11.40% in six months, the strong up market has been a headwind. This headwind is evidenced by companies with more volatile fundaments outperforming during the period. The Fund is underweight these companies, preferring businesses with more durable fundamentals. Conversely, our bias towards higher growth companies has been a tailwind for the Fund for the year-to-date period. Specific to stocks, real estate services company CoStar Group was the largest contributor to the Fund’s relative performance after reporting strong financial results for the first quarter and also raising forward-looking guidance for 2017. Open source software solutions provider Red Hat was also a top contributor. After being a large detractor in 2016, we maintained the Fund’s position given our conviction in company fundamentals. We have been rewarded in the first half of 2017 as the stock outperformed after Red Hat signed several large deals which accelerated company growth. Other top contributors were Centene (Health Care), Guidewire Software (Information Technology) and Align Technology (Health Care). Turning to detractors, Tractor Supply (Consumer Discretionary) and O’Reilly Automotive (Consumer Discretionary) were the top detractors for the year-to-date period. Both companies reported financial results for the first quarter that were negatively impacted by weather and from a delay in Federal tax refunds to some of their customers. Also, pressure on the retail industry in general amplified the underperformance. Other top detractors were Ross Stores (Consumer Discretionary), Booz Allen Hamilton (Information Technology) and Akamai Technologies (Information Technology).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

14	Semiannual Report	June 30, 2017

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	10.20%	11.24%	5.08%	9.60%	6.76%
Class I	10.36	11.55	5.35	9.88	7.04
Russell Midcap® Growth Index	11.40	17.05	7.83	14.19	7.87

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	15

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—23.0%
*	Arista Networks, Inc.	9,190	$1,376
	Booz Allen Hamilton Holding Corporation	71,139	2,315
*	Check Point Software Technologies, Ltd.†	28,600	3,120
*	CoStar Group, Inc.	15,942	4,202
	CSRA, Inc.	93,800	2,978
*	Guidewire Software, Inc.	36,920	2,537
	j2 Global, Inc.	12,700	1,081
	MAXIMUS, Inc.	32,011	2,005
*	Red Hat, Inc.	42,730	4,091
*	Vantiv, Inc.	47,824	3,029
			26,734
	Consumer Discretionary—21.1%
*	CarMax, Inc.	29,300	1,848
	Domino’s Pizza, Inc.	5,400	1,142
	Hanesbrands, Inc.	117,900	2,730
	L Brands, Inc.	22,800	1,229
*	Live Nation Entertainment, Inc.	31,900	1,112
	Newell Brands, Inc.	59,800	3,206
*	O’Reilly Automotive, Inc.	11,484	2,512
	Ross Stores, Inc.	56,100	3,239
	Six Flags Entertainment Corporation	51,680	3,081
	Tractor Supply Co.	36,500	1,979
	Vail Resorts, Inc.	11,830	2,399
			24,477
	Industrials—20.4%
	BWX Technologies, Inc.	57,229	2,790
*	Copart, Inc.	121,450	3,861
	Equifax, Inc.	23,200	3,188
	Fortive Corporation	27,200	1,723
	Old Dominion Freight Line, Inc.	27,186	2,589
*	The Middleby Corporation	17,845	2,168
*	Verisk Analytics, Inc.	47,080	3,972
	Wabtec Corporation	23,600	2,160
	Xylem, Inc.	22,000	1,220
			23,671
	Health Care—15.3%
*	ABIOMED, Inc.	8,300	1,189
*	Align Technology, Inc.	12,680	1,904
*	BioMarin Pharmaceutical, Inc.	23,631	2,146
*	Centene Corporation	37,300	2,980
	HealthSouth Corporation	34,200	1,655
*	Mettler-Toledo International, Inc.	2,315	1,362
	The Cooper Cos., Inc.	7,125	1,706
*	Veeva Systems, Inc.	28,000	1,717
	Zoetis, Inc.	50,100	3,125
			17,784
	Financials—8.0%
	Affiliated Managers Group, Inc.	7,605	1,261
	East West Bancorp, Inc.	33,900	1,986
	Nasdaq, Inc.	18,400	1,316
*	Signature Bank	11,686	1,677
	The Progressive Corporation	70,100	3,091
			9,331
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Materials—7.1%
*	Axalta Coating Systems, Ltd.†	51,100	$1,637
	Ball Corporation	91,000	3,841
	Vulcan Materials Co.	22,180	2,810
			8,288
	Real Estate—3.2%
*	SBA Communications Corporation	27,550	3,716

	Energy—1.2%
*	Concho Resources, Inc.	11,520	1,400

	Total Common Stocks—99.3% (cost $95,359)		115,401

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $580, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$580	580

	Total Repurchase Agreement—0.5% (cost $580)		580

	Total Investments—99.8% (cost $95,939)		115,981
	Cash and other assets, less liabilities—0.2%		183
	Net assets—100.0%		$116,164

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2017

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 15.94% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 10.63%.

The Fund’s significant outperformance for the year-to-date period was primarily the result of strong stock selection. Our higher growth bias relative to the Index was also beneficial as stocks with higher growth characteristics generally outperformed year-to-date. While we had positive stock selection effects in several sectors, Health Care was a standout for the period with Exact Sciences, Veeva Systems and Akorn among the Fund’s top contributors to relative performance. These three holdings are good examples of a dynamic we have noticed as it relates to our Health Care exposure. We own a number of companies that are in the relatively early stages of their growth trajectories where the market has recognized a portion of the long term earnings power more quickly than we anticipated. This has contributed positively to the Fund’s outsized performance in Health Care. Acknowledging that our expertise is not in timing quarterly stock moves, we have trimmed Exact Sciences and Veeva (and Akorn was acquired), but continue to believe the long term opportunities for these businesses remain attractive. Outside of Health Care, top contributors to the Fund’s returns during the period included Information Technology (“IT”) holdings CoStar Group and 2U. Notable detractors year-to-date included Tractor Supply (Consumer Discretionary), Akamai Technologies (IT), Carrizo Oil & Gas (Energy), Booz Allen Hamilton (IT) and Bank of the Ozarks (Financials). Tractor Supply had a challenging start to the year in part due to macro-related headwinds. Shares of Akamai declined after the company’s second quarter outlook disappointed investors. With respect to Akamai’s content delivery network business, the company’s cost advantage appears to have diminished, and given this change in our investment thesis we sold the Fund’s position in Akamai.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

June 30, 2017	William Blair Funds	17

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	15.94%	22.22%	11.00%	16.12%	9.20%
Class I	16.13	22.61	11.32	16.42	9.48
Russell 2500TM Growth Index	10.63	21.44	7.65	14.33	8.18

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Semiannual Report	June 30, 2017

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—22.3%
*	2U, Inc.	596,055	$27,967
*	Arista Networks, Inc.	172,970	25,909
	Booz Allen Hamilton Holding Corporation	924,323	30,077
*	CoStar Group, Inc.	177,330	46,744
	CSRA, Inc.	819,985	26,034
*	Euronet Worldwide, Inc.	200,200	17,491
*	Guidewire Software, Inc.	565,739	38,872
	j2 Global, Inc.	435,220	37,033
	MAXIMUS, Inc.	427,075	26,748
*	MaxLinear, Inc.	609,603	17,002
	National Instruments Corporation	552,352	22,216
*	Take-Two Interactive Software, Inc.	333,715	24,488
*	Vantiv, Inc. Class “A”	467,255	29,596
			370,177
	Health Care—20.2%
*	ABIOMED, Inc.	152,753	21,889
*	Acadia Healthcare Co., Inc.	440,000	21,727
*	Align Technology, Inc.	166,453	24,988
*	Amedisys, Inc.	296,337	18,613
*	Cambrex Corporation	359,516	21,481
*	Centene Corporation	368,540	29,439
*	Exact Sciences Corporation	641,198	22,679
*	Glaukos Corporation	459,000	19,035
	HealthSouth Corporation	536,209	25,953
*	Horizon Pharma plc†	288,037	3,419
*	IDEXX Laboratories, Inc.	103,702	16,740
*	Ligand Pharmaceuticals, Inc.	384,319	46,656
*	Mettler-Toledo International, Inc.	35,435	20,855
*	NxStage Medical, Inc.	354,000	8,875
*	Repligen Corporation	216,025	8,952
*	Veeva Systems, Inc.	410,865	25,190
			336,491
	Industrials—18.0%
	BWX Technologies, Inc.	855,407	41,701
*	Copart, Inc.	1,354,430	43,058
	HEICO Corporation	341,825	21,210
	Hexcel Corporation	430,580	22,730
	Old Dominion Freight Line, Inc.	371,126	35,346
*	SiteOne Landscape Supply, Inc.	336,555	17,521
	The Dun & Bradstreet Corporation	129,323	13,986
*	The Middleby Corporation	263,462	32,013
	The Toro Co.	304,271	21,083
*	TransUnion	554,200	24,003
	Wabtec Corporation	280,260	25,644
			298,295
	Consumer Discretionary—13.4%
	Adtalem Global Education, Inc.	606,435	23,014
	Cable One, Inc.	15,085	10,724
	Domino’s Pizza, Inc.	77,200	16,330
*	Grand Canyon Education, Inc.	348,200	27,302
*	Live Nation Entertainment, Inc.	449,600	15,669
	Six Flags Entertainment Corporation	654,736	39,029
*	The Michaels Cos., Inc.	790,108	14,633
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
	Tractor Supply Co.	539,150	$29,227
*	Universal Electronics, Inc.	332,941	22,257
	Vail Resorts, Inc.	118,370	24,009
			222,194
	Financials—10.1%
	Affiliated Managers Group, Inc.	145,171	24,078
	Bank of the Ozarks, Inc.	566,940	26,572
	CBOE Holdings, Inc.	209,485	19,147
	East West Bancorp, Inc.	228,100	13,362
*	Encore Capital Group, Inc.	481,286	19,324
	FirstCash, Inc.	367,098	21,402
	OM Asset Management plc†	773,318	11,491
*	Signature Bank	167,740	24,076
	Virtu Financial, Inc.	505,752	8,927
			168,379
	Materials—6.4%
*	Axalta Coating Systems, Ltd.†	651,710	20,881
	Ball Corporation	813,040	34,318
	Celanese Corporation	289,035	27,441
	Martin Marietta Materials, Inc.	109,105	24,285
			106,925
	Real Estate—5.3%
	Colliers International Group, Inc.†	267,909	15,123
	FirstService Corporation†	314,817	20,142
	Jones Lang LaSalle, Inc.	135,151	16,894
*	SBA Communications Corporation	268,655	36,241
			88,400
	Energy—1.2%
*	Carrizo Oil & Gas, Inc.	306,385	5,337
*	Diamondback Energy, Inc.	156,710	13,918
			19,255
	Consumer Staples—0.6%
	Nu Skin Enterprises, Inc.	160,139	10,063

	Total Common Stocks—97.5% (cost $1,292,807)		1,620,179

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $41,684, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$41,684	41,684

	Total Repurchase Agreement—2.5% (cost $41,684)		41,684

	Total Investments—100.0% (cost $1,334,491)		$1,661,863
	Liabilities, plus cash and other assets—0.0%		(792)
	Net assets—100.0%		$1,661,071

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	19

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 0.28% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 1.95%.

The Fund’s underperformance relative to the Index year-to-date was mainly driven by stock selection. From a style perspective, the strategy’s higher quality bias and underweight to the stocks with the slowest growth rates provided modest tailwinds during the period, but were somewhat offset by our relative value style. At the sector level, stock selection along with a lack of exposure to more cyclical stocks within the Information Technology sector (“IT”), the second best performing sector of the market, resulted in the Fund’s relative underperformance within IT. More specifically, Semiconductor Equipment stocks outperformed recently due to positive data points. However, we feel comfortable with our lack of exposure to the group given valuations and where we are in the economic and semiconductor cycles. An overweight to Retail REITs was the main contributor to the Fund’s underperformance within the Real Estate sector, as most companies with retail exposure were under pressure given the challenging retail environment. Stock selection within Specialty Chemicals and the avoidance of lower quality benchmark names within Steel contributed to the Fund’s relative outperformance within the Materials sector. The Fund’s lack of exposure to Telecommunication Services, the second worst performing sector of the market, contributed to relative performance during the period. While the impact on relative performance from the Energy sector was negligible during the period, Energy stocks were under pressure during the period as commodity prices continued to deteriorate. Looking specifically at stock selection, the strategy’s largest detractors from relative performance were Oasis Petroleum (Energy), PDC Energy (Energy), and Gulfport Energy (Energy). Offsetting these detractors were the Fund’s investments in Cadence Design Systems (IT), Mettler-Toledo (Health Care), and XPO Logistics (Industrials), which contributed to the Fund’s relative performance.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7 for additional information.

20	Semiannual Report	June 30, 2017

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	0.28%	14.03%	5.80%	12.35%	12.87%
Class I	0.41	14.30	6.09	12.66	13.17
Russell 2500TM Value Index	1.95	18.36	6.21	13.69	14.71

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to June 30, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	21

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—23.4%
	American Financial Group, Inc.	235	$23
	Assured Guaranty, Ltd.†	867	36
	Bank of the Ozarks, Inc.	741	35
	Banner Corporation	329	19
	Boston Private Financial Holdings, Inc.	1,435	22
	CNO Financial Group, Inc.	1,165	24
*	E*TRADE Financial Corporation	1,115	42
	East West Bancorp, Inc.	738	43
	First American Financial Corporation	682	31
	Hancock Holding Co.	517	25
	Hanover Insurance Group, Inc.	372	33
	Iberiabank Corporation	364	30
	PacWest Bancorp	737	34
	Prosperity Bancshares, Inc.	444	29
	Radian Group, Inc.	2,093	34
	Renasant Corporation	521	23
	Sandy Spring Bancorp, Inc.	572	23
	Selective Insurance Group, Inc.	741	37
	Sterling Bancorp	1,341	31
*	SVB Financial Group	164	29
	Umpqua Holdings Corporation	1,206	22
*	Western Alliance Bancorp	542	27
	WSFS Financial Corporation	780	35
	Zions Bancorporation	768	34
			721
	Real Estate—14.3%
	Acadia Realty Trust	1,264	35
	American Assets Trust, Inc.	765	30
	American Campus Communities, Inc.	636	30
	Douglas Emmett, Inc.	941	36
	Education Realty Trust, Inc.	579	22
*	Equity Commonwealth	1,126	36
	Healthcare Realty Trust, Inc.	1,076	37
	Highwoods Properties, Inc.	680	34
	LaSalle Hotel Properties	995	30
	Mid-America Apartment Communities, Inc.	292	31
	National Retail Properties, Inc.	964	38
	Pebblebrook Hotel Trust	827	27
	Taubman Centers, Inc.	354	21
	Terreno Realty Corporation	1,016	34
			441
	Industrials—14.1%
	Brady Corporation	980	33
	EMCOR Group, Inc.	492	32
	Flowserve Corporation	720	33
	Fortune Brands Home & Security, Inc.	662	43
	Interface, Inc.	1,815	36
	Kennametal, Inc.	826	31
	Manpowergroup, Inc.	352	39
	Owens Corning	539	36
	Terex Corporation	974	37
	Valmont Industries, Inc.	199	30
	Wabtec Corporation	563	52
*	XPO Logistics, Inc.	501	32
			434

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—10.2%
	Adtalem Global Education, Inc.	824	$31
	Children’s Place, Inc.	305	31
	Churchill Downs, Inc.	157	29
*	Dave & Buster’s Entertainment, Inc.	399	27
*	Grand Canyon Education, Inc.	337	26
	Leggett & Platt, Inc.	601	32
*	Lululemon Athletica, Inc.	556	33
	Meredith Corporation	459	27
	Vail Resorts, Inc.	161	33
	Wolverine World Wide, Inc.	1,642	46
			315
	Information Technology—9.0%
*	Acxiom Corporation	1,481	39
	Belden, Inc.	515	39
	Booz Allen Hamilton Holding Corporation	953	31
*	Cadence Design Systems, Inc.	907	30
*	CommScope Holding Co., Inc.	1,087	41
	CSRA, Inc.	1,258	40
*	Inphi Corporation	660	23
	j2 Global, Inc.	412	35
			278
	Utilities—6.7%
	Atmos Energy Corporation	457	38
	IDACORP, Inc.	387	33
	NiSource, Inc.	1,364	35
	ONE Gas, Inc.	501	35
	Pinnacle West Capital Corporation	473	40
	PNM Resources, Inc.	681	26
			207
	Energy—6.3%
*	Exterran Corporation	641	17
*	Gulfport Energy Corporation	2,090	31
*	Helix Energy Solutions Group, Inc.	3,040	17
*	Oasis Petroleum, Inc.	2,434	20
*	Parsley Energy, Inc.	1,203	33
	Patterson-UTI Energy, Inc.	895	18
*	PDC Energy, Inc.	543	24
*	Rice Energy, Inc.	1,315	35
			195
	Materials—5.8%
	Carpenter Technology Corporation	800	30
	FMC Corporation	369	27
	Minerals Technologies, Inc.	389	28
	PolyOne Corporation	874	34
	Sensient Technologies Corporation	347	28
	Steel Dynamics, Inc.	865	31
			178

See accompanying Notes to Financial Statements.

22	Semiannual Report	June 30, 2017

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Health Care—5.1%
	Analogic Corporation	179	$13
	CONMED Corporation	318	16
	HealthSouth Corporation	652	32
*	Hologic, Inc.	683	31
*	Integer Holdings Corporation	330	14
*	Magellan Health, Inc.	304	22
*	Mednax, Inc.	485	29
			157
	Consumer Staples—2.8%
	Ingredion, Inc.	262	31
	J&J Snack Foods Corporation	179	24
	Lamb Weston Holdings, Inc.	682	30
			85
	Total Common Stocks—97.7% (cost $2,392)		3,011

	Repurchase Agreement
	State Street Bank and Trust Company, 0.050% dated 6/30/17, due 7/3/17, repurchase price $89, collateralized by U.S. Treasury Note, 2.000%, due 8/31/21	$89	89

	Total Repurchase Agreement—2.9% (cost $89)		89

	Total Investments—100.6% (cost $2,481)		3,100
	Liabilities, plus cash and other assets—(0.6)%		(18)
	Net assets—100.0%		$3,082

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Ward D. Sexton

The William Blair Small Cap Growth Fund (Class N shares) posted a 15.45% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 9.97%.

For the year-to-date period, the Fund’s significant outperformance was the result of strong stock selection. While we had positive stock selection effects in many sectors, Consumer Discretionary was a standout for the period, including the Fund’s position in Golden Entertainment. Golden Entertainment’s outperformance was concentrated in the second quarter after the company reported strong first quarter results and made an acquisition announcement. Other top contributors included Exact Sciences, Akorn and Veeva Systems in the Health Care sector and 2U in Information Technology (“IT”). Exact Sciences outperformed primarily due to continued business strength as the medical community has validated its colorectal screening test Cologuard. Notable detractors from the Fund’s relative performance year-to-date included Fulgent Genetics (Health Care), Pandora Media (IT), Inphi Corporation (IT), Team (Industrials) and Carrizo Oil & Gas (Energy). Shares of Fulgent Genetics declined after the company reported disappointing first quarter results and lowered 2017 guidance primarily due to a negative mix shift towards single gene tests, away from higher priced panels, which we believe to be a short-term issue. Conversely, shares of Pandora Media declined and the Fund liquidated its position given questionable capital allocation decisions that ultimately lowered our confidence in the long-term thesis for the company. Style factors during the year-to-date period were modest in magnitude and largely offsetting. Our higher growth bias relative to the Index was beneficial as stocks with higher growth characteristics generally outperformed the Index. Offsetting that was a headwind from our typical underweight to Biotechnology as the industry outperformed during the period.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

24	Semiannual Report	June 30, 2017

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	15.45%	32.09%	9.99%	17.34%	7.07%
Class I	15.55	32.38	10.25	17.63	7.35
Russell 2000® Growth Index	9.97	24.40	7.64	13.98	7.82

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Consumer Discretionary—19.0%
	Adtalem Global Education, Inc.	131,960	$5,008
*	At Home Group, Inc.	275,330	6,412
*	Bridgepoint Education, Inc.	304,088	4,488
	Cable One, Inc.	9,110	6,476
*	Etsy, Inc.	389,370	5,841
*	Gentherm, Inc.	183,550	7,122
*	Golden Entertainment, Inc.	339,818	7,038
*	Grand Canyon Education, Inc.	55,040	4,316
*	Laureate Education, Inc.	316,744	5,553
	Lithia Motors, Inc.	60,200	5,673
	Nutrisystem, Inc.	91,230	4,748
	Six Flags Entertainment Corporation	169,832	10,124
*	Steven Madden, Ltd.	160,560	6,414
*	U.S. Auto Parts Network, Inc.	1,405,933	4,541
*	Universal Electronics, Inc.	92,555	6,187
			89,941
	Information Technology—18.9%
*	2U, Inc.	168,710	7,916
*	Acxiom Corporation	156,760	4,073
	CSRA, Inc.	205,280	6,518
*	Guidewire Software, Inc.	116,416	7,999
*	Inphi Corporation	159,300	5,464
	j2 Global, Inc.	117,391	9,989
	Littelfuse, Inc.	26,860	4,432
	MAXIMUS, Inc.	81,100	5,079
*	MaxLinear, Inc.	181,971	5,075
*	OSI Systems, Inc.	28,730	2,159
*	Q2 Holdings, Inc.	127,440	4,709
*	RealPage, Inc.	183,730	6,605
*	Take-Two Interactive Software, Inc.	75,220	5,520
*	USA Technologies, Inc.	857,936	4,461
*	Varonis Systems, Inc.	166,360	6,188
*	Yelp, Inc.	113,150	3,397
			89,584
	Health Care—18.9%
*	Acadia Healthcare Co., Inc.	128,340	6,337
*	Amedisys, Inc.	99,525	6,251
*	Cambrex Corporation	96,175	5,746
*	CryoLife, Inc.	134,353	2,680
*	Entellus Medical, Inc.	255,960	4,239
*	Exact Sciences Corporation	195,264	6,907
*	Fulgent Genetics, Inc.	380,140	2,429
*	Glaukos Corporation	120,996	5,018
	HealthSouth Corporation	139,305	6,742
*	Horizon Pharma plc†	435,340	5,167
	LeMaitre Vascular, Inc.	98,235	3,067
*	LHC Group, Inc.	108,430	7,361
*	Ligand Pharmaceuticals, Inc.	78,360	9,513
*	NeoGenomics, Inc.	468,061	4,194
*	NxStage Medical, Inc.	242,346	6,076
*	Obalon Therapeutics, Inc.	195,680	1,939
*	Repligen Corporation	80,540	3,338
	Simulations Plus, Inc.	191,557	2,366
			89,370

	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—14.4%
	Albany International Corporation	70,240	$3,751
*	Armstrong World Industries, Inc.	100,640	4,629
*	Blue Bird Corporation	242,380	4,120
	BWX Technologies, Inc.	142,280	6,936
*	Civeo Corporation†	672,235	1,412
	Douglas Dynamics, Inc.	179,680	5,911
	ESCO Technologies, Inc.	110,780	6,608
	HEICO Corporation	115,855	7,189
*	ICF International, Inc.	77,931	3,671
	John Bean Technologies Corporation	39,825	3,903
*	Mercury Systems, Inc.	214,655	9,035
*	SiteOne Landscape Supply, Inc.	93,770	4,882
*	Team, Inc.	174,940	4,102
*	Willdan Group, Inc.	73,130	2,234
			68,383
	Financials—10.7%
	A-Mark Precious Metals, Inc.	116,580	1,917
	B. Riley Financial, Inc.	228,374	4,236
*	BofI Holding, Inc.	180,930	4,292
*	Cowen, Inc.	259,706	4,220
*	Encore Capital Group, Inc.	154,066	6,186
*	Enova International, Inc.	265,342	3,940
	FirstCash, Inc.	172,236	10,041
	Iberiabank Corporation	71,380	5,818
	Meta Financial Group, Inc.	57,218	5,092
	Virtu Financial, Inc.	285,752	5,044
			50,786
	Consumer Staples—4.2%
	Calavo Growers, Inc.	60,310	4,164
	MGP Ingredients, Inc.	90,330	4,622
	Nu Skin Enterprises, Inc.	113,625	7,140
*	Primo Water Corporation	328,156	4,168
			20,094
	Real Estate—2.0%
	Colliers International Group, Inc.†	83,233	4,698
	FirstService Corporation†	76,299	4,882
			9,580
	Telecommunication Services—1.8%
*	ORBCOMM, Inc.	733,942	8,293

	Energy—1.3%
*	Callon Petroleum Co.	263,560	2,797
*	Carrizo Oil & Gas, Inc.	84,733	1,476
*	Gulfport Energy Corporation	96,087	1,417
*	Keane Group, Inc.	40,440	647
			6,337
	Materials—0.8%
*	Codexis, Inc.	647,290	3,528

	Total Common Stocks—92.0% (cost $334,231)		435,896

See accompanying Notes to Financial Statements.

26	Semiannual Report	June 30, 2017

Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Exchange-Traded Fund
iShares Russell 2000 Growth Index Fund	123,960	$20,921

Total Exchange-Traded Fund—4.4% (cost $19,937)		20,921

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $23,101, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$23,101	23,101

Total Repurchase Agreement—4.9% (cost $23,101)		23,101

Total Investments—101.3% (cost $377,269)		479,918
Liabilities, plus cash and other assets—(1.3)%		(6,227)
Net assets—100.0%		$473,691

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 0.59% decrease, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 0.54%.

While the Fund’s larger market cap bias and underweight to the stocks with the slowest growth rates provided modest tailwinds during the period, the Fund’s underperformance relative to the Index year-to-date was driven by a combination of stock selection and asset allocation. At the sector level, stock selection and the Fund’s lack of exposure to more cyclical stocks within the Information Technology sector (“IT”), the second best performing sector of the market, resulted in the Fund’s relative underperformance within IT. More specifically, Semiconductor Equipment stocks outperformed recently due to positive data points. However, we feel comfortable with our lack of exposure to the group given valuations and where we are in the economic and semiconductor cycles. Similar to IT, the Fund’s relative underperformance within Industrials was a result of stock selection and the lack of exposure to cyclical stocks. The most significant contributor to relative performance during the period was in the Financials sector due to stock selection within both Banks and Insurance. The Fund’s portfolio holdings within both groups performed better than the Index as both groups underperformed the market due to lower interest rates and diminished hopes for deregulation and tax reform. Stock selection within Metal & Glass Containers and the avoidance of lower quality benchmark names within Steel contributed to the Fund’s relative outperformance within the Materials sector. Energy was the worst performing sector of the market as commodities sold off during the period. The Fund’s overweight to Energy resulted in a strong allocation headwind that was more than offset by positive stock selection within Equipment & Services. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Oasis Petroleum (Energy), SpartanNash (Consumer Staples), and PDC Energy (Energy). Offsetting these detractors were the Fund’s investments in Integer (Health Care), Cavco Industries (Consumer Discretionary), and Rice Energy (Energy), which contributed to the Fund’s relative performance.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7 for additional information.

28	Semiannual Report	June 30, 2017

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(0.59)%	17.42%	6.26%	12.85%	6.92%
Class I	(0.48)	17.65	6.53	13.14	7.17
Russell 2000® Value Index	0.54	24.86	7.02	13.39	5.92

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—29.5%
	Banner Corporation	139,880	$7,905
	Berkshire Hills Bancorp, Inc.	222,617	7,825
	Boston Private Financial Holdings, Inc.	504,783	7,748
	CNO Financial Group, Inc.	353,516	7,381
	CoBiz Financial, Inc.	497,931	8,664
	CVB Financial Corporation	263,045	5,900
	First American Financial Corporation	171,432	7,661
	FNB Corporation	726,835	10,292
	Glacier Bancorp, Inc.	273,599	10,016
*	Green Bancorp, Inc.	127,582	2,475
	Hancock Holding Co.	216,245	10,596
	Hanover Insurance Group, Inc.	87,023	7,713
	Iberiabank Corporation	127,656	10,404
	National Bank Holdings Corporation	190,547	6,309
	OceanFirst Financial Corporation	253,855	6,885
	Prosperity Bancshares, Inc.	129,850	8,342
	Radian Group, Inc.	609,356	9,963
	Renasant Corporation	199,947	8,746
	Sandy Spring Bancorp, Inc.	171,010	6,953
*	Seacoast Banking Corporation of Florida	297,520	7,170
	Selective Insurance Group, Inc.	198,798	9,950
	Sterling Bancorp	298,775	6,946
	Umpqua Holdings Corporation	426,118	7,824
*	Western Alliance Bancorp	174,039	8,563
	WSFS Financial Corporation	206,529	9,366
			201,597
	Industrials—12.2%
	Brady Corporation	231,185	7,837
	CIRCOR International, Inc.	119,300	7,084
*	Continental Building Products, Inc.	279,030	6,501
	EMCOR Group, Inc.	131,190	8,577
	Interface, Inc.	491,222	9,653
	Kadant, Inc.	102,191	7,685
	Kennametal, Inc.	181,145	6,778
*	Lydall, Inc.	102,252	5,286
*	Northwest Pipe Co.	269,797	4,387
	Standex International Corporation	75,739	6,870
	Terex Corporation	153,460	5,755
	Valmont Industries, Inc.	45,235	6,767
			83,180
	Real Estate—11.3%
	Acadia Realty Trust	278,611	7,745
	Agree Realty Corporation	143,013	6,560
	American Assets Trust, Inc.	184,382	7,263
	American Campus Communities, Inc.	63,096	2,985
	Education Realty Trust, Inc.	209,834	8,131
*	Equity Commonwealth	211,961	6,698
	Healthcare Realty Trust, Inc.	236,615	8,080
	Highwoods Properties, Inc.	129,332	6,558
	LaSalle Hotel Properties	272,555	8,122
	Pebblebrook Hotel Trust	224,497	7,238
	Terreno Realty Corporation	222,930	7,504
			76,884

Issuer		Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—10.7%
	Adtalem Global Education, Inc.	183,130	$6,950
*	Cavco Industries, Inc.	51,400	6,664
	Children’s Place, Inc.	79,292	8,096
	Churchill Downs, Inc.	38,025	6,970
	Dana, Inc.	405,228	9,049
*	Dave & Buster’s Entertainment, Inc.	100,495	6,684
*	Grand Canyon Education, Inc.	73,860	5,791
	Meredith Corporation	116,062	6,900
*	TopBuild Corporation	113,975	6,048
	Wolverine World Wide, Inc.	347,874	9,744
			72,896
	Information Technology—9.5%
*	Acxiom Corporation	368,537	9,575
	ADTRAN, Inc.	318,412	6,575
	Belden, Inc.	122,017	9,204
	Booz Allen Hamilton Holding Corporation	221,701	7,214
	CSRA, Inc.	269,210	8,547
*	Inphi Corporation	171,054	5,867
	j2 Global, Inc.	97,052	8,258
	MAXIMUS, Inc.	89,945	5,633
*	MaxLinear, Inc.	149,180	4,161
			65,034
	Utilities—6.1%
	Chesapeake Utilities Corporation	107,564	8,062
	IDACORP, Inc.	104,257	8,898
	ONE Gas, Inc.	119,405	8,336
	PNM Resources, Inc.	214,156	8,191
	Southwest Gas Holdings, Inc.	115,435	8,434
			41,921
	Energy—5.6%
	Archrock, Inc.	622,098	7,092
*	Exterran Corporation	141,240	3,771
*	Helix Energy Solutions Group, Inc.	453,280	2,556
*	Newpark Resources, Inc.	254,705	1,872
*	Oasis Petroleum, Inc.	567,985	4,572
*	PDC Energy, Inc.	110,108	4,747
*	Rice Energy, Inc.	269,420	7,175
*	RSP Permian, Inc.	192,220	6,203
			37,988
	Health Care—5.2%
	Analogic Corporation	58,500	4,250
	CONMED Corporation	158,685	8,083
	HealthSouth Corporation	177,490	8,591
*	Integer Holdings Corporation	187,624	8,115
*	Magellan Health, Inc.	87,123	6,351
			35,390
	Materials—4.7%
	Carpenter Technology Corporation	126,720	4,743
	Minerals Technologies, Inc.	99,766	7,303
	PolyOne Corporation	162,552	6,297
	Sensient Technologies Corporation	93,813	7,555
	Silgan Holdings, Inc.	206,091	6,550
			32,448

See accompanying Notes to Financial Statements.

30	Semiannual Report	June 30, 2017

Small Cap Value Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Consumer Staples—3.1%
*	Darling Ingredients, Inc.	431,240	$6,788
	J&J Snack Foods Corporation	65,604	8,664
	SpartanNash Co.	224,478	5,828
			21,280
	Telecommunication Services—0.7%
*	Cincinnati Bell, Inc.	238,006	4,653
	Total Common Stocks—98.6% (cost $523,882)		673,271

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $4,848, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$4,848	4,848

	Total Repurchase Agreement—0.7% (cost $4,848)		4,848

	Total Investments—99.3% (cost $528,730)		678,119
	Cash and other assets, less liabilities—0.7%		5,053
	Net assets—100.0%		$683,172

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	31

Global Markets Review and Outlook

Equity markets continued to grind higher around the world in the first half of 2017, bolstered by a combination of improving global growth and strengthening corporate earnings. The MSCI All Country World Index (ACWI) Investable Market Index (IMI) gained 11.32% in US dollar terms for the six-month period (net of taxes on dividends). Non-US equities outperformed during the period, led by the 18.11% advance in Emerging Markets equities as measured by the MSCI Emerging Markets (EM) IMI (net). The weaker US dollar provided a significant tailwind to non-US equity returns in the first half of 2017, reversing all of its gains post the US presidential election.

The euro, sterling and yen all appreciated versus the US dollar during the six-month period. Improving growth and inflation outlooks contributed to non-US currency strength to varying degrees. The prospects for interest rate policy normalization in the UK and Developed Europe ignited a strong rally in both currencies at the end of June, amid what appeared to be coordinated statements from the heads of the Bank of England and European Central Bank, setting the stage for a withdrawal of stimulus measures.

Emerging Markets were led during the period by the larger Asian countries of China, India, Korea and Taiwan, supported primarily by the strong rally in technology shares. Mexico also outperformed on the back of the resurgent peso, which regained all of the ground it had lost versus the dollar in the wake of Trump’s election victory, as his administration toned down its rhetoric. Among other primary Emerging Markets countries, Brazil and Russia significantly underperformed during the first half of 2017. Both were hampered to varying degrees by the weaker oil price environment. Brazilian equities were also shaken by new corruption allegations against President Temer in May, which threatened to derail his presidency and the country’s fragile economic recovery.

Healthcare, Information Technology and Industrials were the top performing sectors during the first half of 2017, as measured by the MSCI ACWI IMI (net). In contrast, the Energy sector lagged significantly amid the pullback in oil prices, driven by concerns of oversupply conditions and lackluster demand. From a global style perspective, we have seen a rotation from “value” oriented stocks earlier in the year to a more balanced style backdrop in the second quarter favoring companies with higher quality attributes, and stronger earnings trend and momentum factors (as measured by William Blair’s proprietary quantitative model).

Aggregate global corporate revenue results from the most recent earnings season indicated that the ongoing global economic expansion was broadening. Revenue growth accelerated in many areas that had already been strong. This included Europe, which benefited from renewed strength in the Industrials sector. Looking forward to the second half of 2017, recent robust revenue performance for European machinery companies bodes well for future investment and industrial production growth. Beyond improved corporate performance, the outlook for Europe has been supported by reduced political risk following the French presidential and parliamentary elections, which have raised expectations for pro-market labor reforms and ignited hopes of a more unified European Union.

From a global portfolio strategy perspective, we continue to see upside risk to nominal growth and have generally positioned toward companies with rising earnings prospects that we believe are not fairly reflected in valuations. At the same time, economic expansion favors more active stock selection across all sectors. From a regional perspective, Europe continues to look attractive relative to the US, where economic expansion is more advanced.

Specific to Emerging Markets, valuations remain relatively favorable (based on forward P/E multiples) despite the first half market rally, reflecting positive earnings revisions. After stagnating the last few years, Emerging Market corporate earnings are forecast to increase at a double-digit pace this year. From an external balance perspective, Emerging Markets currencies have already depreciated and current account deficits have moderated.

Key risk factors for Emerging Markets are a strengthening US dollar and acceleration in US interest rate hikes, in addition to protectionist measures that impede global trade. Concerns about China’s capital outflows and currency management have moderated following the government’s efforts to combat capital flight this year. The People’s Bank of China has stated that it will continue to keep liquidity in the financial system stable, relying more on market-based policy tools to adjust liquidity and market interest rates.

32	Semiannual Report	June 30, 2017

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 13.97% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 11.32%.

The Fund’s outperformance versus the Index during the period was driven by positive stock selection on a sector and regional basis. From a sector perspective, stock selection in Healthcare, Information Technology (“IT”) and Financials were primary contributors to the Fund’s relative performance. Within Healthcare, stock selection was bolstered by VCA, a leading provider of animal hospitals and diagnostic laboratories in North America, which agreed to be acquired by Mars at a 31% premium to its share price at the time of the announcement in early January. Australia-based biotechnology company CSL also contributed strongly to the Fund’s performance, benefiting from solid financial results that were driven by better than expected growth in its plasma proteins business. Within the IT sector, Chinese e-commerce company Alibaba was the leading contributor to the Fund’s performance during the period, supported by strength in its core commerce business, as well as new areas including cloud and payments. Within Financials, India-based HDFC Bank’s share price was bolstered by solid quarterly financial results that showed an acceleration in growth, market share gains and higher margins. These positive effects were partially offset by negative stock selection in the Materials, Energy and Consume Staples sectors, and the Fund’s underweighting to Healthcare. Within Materials, diversified mining company BHP Billiton’s share price weakened after a strong run in the second half of 2016, amid concerns about lower commodity prices and slowing demand from China. Canadian-based copper miner First Quantum Minerals also underperformed, due partially to weaker than expected earnings results driven by copper hedging losses. Energy stock selection also detracted from the Fund’s first quarter performance, primarily driven by the Fund’s position in US oil company Hess Corp. The weaker oil price environment was a broad headwind for the stock, and management’s below-consensus production guidance also weighed on sentiment. From a geographic perspective, stock selection was strongest in the US and the Emerging Asia region during the six-month period, partially moderated by weak stock selection in the UK and Canada.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

June 30, 2017	William Blair Funds	33

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	13.97%	16.59%	5.26%	9.73%	3.60%
Class I(a)	14.11	16.95	5.58	10.04	3.89
MSCI ACW IMI (net)(a)	11.32	19.01	4.87	10.74	3.48
Institutional Class(b)	14.11	17.01	5.62	—	9.26
MSCI ACW IMI (net)(b)	11.32	19.01	4.87	—	9.49

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to June 30, 2017.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

34	Semiannual Report	June 30, 2017

Global Leaders Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Western Hemisphere—55.6%
	Canada—3.1%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	65,065	$2,551
	First Quantum Minerals, Ltd. (Metals & mining)	85,515	724
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	93,925	2,744
			6,019
	United States—52.5%
*	Adobe Systems, Inc. (Software)	24,593	3,478
	Affiliated Managers Group, Inc. (Capital markets)	11,355	1,883
*	Align Technology, Inc. (Health care equipment & supplies)	12,561	1,886
*	Alphabet, Inc. Class “A” (Internet software & services)	5,690	5,290
*	Amazon.com, Inc. (Internet & direct marketing retail)	5,170	5,005
	Apogee Enterprises, Inc. (Building products)	32,320	1,837
	BlackRock, Inc. (Capital markets)	10,990	4,642
*	Boston Scientific Corporation (Health care equipment & supplies)	102,154	2,832
	Brunswick Corporation (Leisure products)	38,285	2,402
	Costco Wholesale Corporation (Food & staples retailing)	11,336	1,813
	Danaher Corporation (Health care equipment & supplies)	25,749	2,173
	EOG Resources, Inc. (Oil, gas & consumable fuels)	17,911	1,621
	Equifax, Inc. (Professional services)	16,610	2,283
*	Facebook, Inc. Class “A” (Internet software & services)	21,229	3,205
	Fifth Third Bancorp (Banks)	98,326	2,553
	Hess Corporation (Oil, gas & consumable fuels)	33,679	1,477
	Honeywell International, Inc. (Industrial conglomerates)	26,135	3,483
	Intercontinental Exchange, Inc. (Capital markets)	50,104	3,303
	JPMorgan Chase & Co. (Banks)	48,410	4,425
	Lam Research Corporation (Semiconductors & semiconductor equipment)	12,817	1,813
	Mastercard, Inc. Class “A” (IT services)	26,350	3,200
*	Netflix, Inc. (Internet & direct marketing retail)	12,749	1,905
	NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	46,801	2,761
*	O’Reilly Automotive, Inc. (Specialty retail)	6,189	1,354
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	7,275	1,161
	Prologis, Inc. (Equity AD)	28,352	1,663

Issuer		Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	Raytheon Co. (Aerospace & defense)	20,343	$3,285
*	salesforce.com, Inc. (Software)	22,081	1,912
	Schlumberger, Ltd. (Energy equipment & services)†	32,233	2,122
	The Goldman Sachs Group, Inc. (Capital markets)	16,217	3,599
	The Home Depot, Inc. (Specialty retail)	27,587	4,232
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	17,317	3,021
*	Ulta Salon Cosmetics & Fragrance, Inc. (Specialty retail)	5,702	1,638
	Union Pacific Corporation (Road & rail)	29,691	3,234
	UnitedHealth Group, Inc. (Health care providers & services)	16,796	3,114
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	14,255	2,891
*	Vantiv, Inc. Class “A” (IT services)	48,617	3,079
	Watsco, Inc. (Trading companies & distributors)	15,892	2,451
			104,026

	Europe—16.9%
	Denmark—1.0%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	45,884	1,965

	France—5.6%
	BNP Paribas S.A. (Banks)	52,072	3,750
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	12,690	3,164
	Valeo S.A. (Auto components)	63,342	4,268
			11,182
	Germany—3.8%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	153,837	3,248
	Siemens AG (Industrial conglomerates)	31,418	4,319
			7,567
	Netherlands—2.9%
	Koninklijke Philips N.V. (Industrial conglomerates)	82,427	2,927
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	106,943	2,838
			5,765
	Sweden—2.2%
	Assa Abloy AB Class “B” (Building products)	87,966	1,932
	SKF AB Class “B” (Machinery)	117,108	2,373
			4,305
	Switzerland—1.4%
	Partners Group Holding AG (Capital markets)	4,453	2,761

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—8.5%
	China—5.1%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	27,291	$3,845
	Tencent Holdings, Ltd. (Internet software & services)	101,000	3,612
*	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	66,841	2,636
			10,093
	India—1.9%
	HDFC Bank, Ltd.—ADR (Banks)	42,455	3,692

	Taiwan—1.5%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	87,075	3,044

	Asia—7.6%
	Australia—2.9%
	CSL, Ltd. (Biotechnology)	27,391	2,906
	Macquarie Group, Ltd. (Capital markets)	40,021	2,722
			5,628
	Hong Kong—3.1%
	AIA Group, Ltd. (Insurance)	511,800	3,740
	Sands China, Ltd. (Hotels, restaurants & leisure)	521,600	2,388
			6,128
	Singapore—1.6%
	Broadcom, Ltd. (Semiconductors & semiconductor equipment)†	13,810	3,219

	United Kingdom—6.1%
	BHP Billiton plc (Metals & mining)	164,835	2,525
	Compass Group plc (Hotels, restaurants & leisure)	151,053	3,187
	Unilever N.V. (Personal products)	64,303	3,549
	WPP plc (Media)	134,651	2,830
			12,091

	Japan—4.3%
	Daikin Industries, Ltd. (Building products)	32,700	3,335
	FANUC Corporation (Machinery)	12,500	2,407
	Keyence Corporation (Electronic equipment, instruments & components)	6,500	2,851
			8,593
	Total Common Stocks—99.0% (cost $156,508)		196,078

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $1,576, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$1,576	$1,576

Total Repurchase Agreement—0.8% (cost $1,576)		1,576

Total Investments—99.8% (cost $158,084)		197,654
Cash and other assets, less liabilities—0.2%		447
Net assets—100.0%		$198,101

ADR = American Depository Receipt

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	21.4%
Consumer Discretionary	20.7%
Financials	20.2%
Industrials	17.3%
Health Care	9.1%
Energy	6.1%
Consumer Staples	2.7%
Materials	1.7%
Real Estate	0.8%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	62.7%
Euro	14.3%
Hong Kong Dollar	5.0%
Japanese Yen	4.4%
British Pound Sterling	4.3%
Australian Dollar	2.9%
Swedish Krona	2.2%
Canadian Dollar	1.8%
Swiss Franc	1.4%
Danish Krone	1.0%
Total	100.0%

See accompanying Notes to Financial Statements.

36	Semiannual Report	June 30, 2017

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 15.22% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 14.30%.

The Fund’s six-month outperformance relative to the Index was driven by a combination of favorable sector positioning and regional stock selection effects. From a sector perspective, the Fund’s overweight to Information Technology (“IT”) was particularly beneficial to relative performance. Financials and Healthcare stock selection were also positive contributors. Within the IT sector, the Fund’s overweighting to internet software and services companies was a key performance driver. Chinese e-commerce company Alibaba was the leading contributor to the Fund’s performance during the quarter, supported by strength in its core commerce business, as well as new areas including cloud and payments. Within Financials, Hong Kong-based insurer AIA Group was a top contributor, bolstered by accelerating value of new business (VONB) growth. AIA Group’s growth in China was particularly impressive, driven by new agents, better productivity, and an attractive product set (high margin protection products). Within Healthcare, Swiss biotech company Actelion, which agreed to be acquired by Johnson & Johnson at a significant premium in January, contributed to the Fund’s outperformance in the sector. These positive effects were partially offset by negative stock selection in Materials, as the Fund’s holdings in Chemicals and Metals and Mining underperformed the Index. UK-based specialty chemicals company Johnson Matthey’s share price was hampered by slowing North American heavy duty diesel truck sales, weighing on the near-term outlook for the company’s Emissions Control Technologies business. Global mining company BHP Billiton also detracted from the Fund’s performance, amid a pullback in iron ore prices after a strong run, as steel demand declined and Chinese inventories increased. The Fund’s holding of Canadian-based copper miner First Quantum Minerals also underperformed, due partially to weaker than expected earnings results driven by copper hedging losses. From a geographic perspective, the Fund’s stock selection was strongest in the Emerging Asia region during the six-month period, notably in China. This was partially moderated by weak stock selection in Japan and the UK, and the Fund’s underweighting to Emerging Markets.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

June 30, 2017	William Blair Funds	37

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	Since Inception
Class N(a)	15.22%	17.88%	5.34%	9.27%
Class I(a)	15.40	18.23	5.58	9.53
MSCI ACW Ex-U.S. IMI (net)(a)	14.30	20.43	1.14	6.80
Institutional Class(b)	15.40	18.40	5.69	9.57
MSCI ACW Ex-U.S. IMI (net)(b)	14.30	20.43	1.14	6.26

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2017.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

38	Semiannual Report	June 30, 2017

International Leaders Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—34.0%
	Belgium—0.7%
	KBC Groep N.V. (Banks)	30,259	$2,295

	Denmark—1.4%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	110,867	4,748

	Finland—1.5%
	Sampo Oyj Class “A” (Insurance)	95,177	4,878

	France—9.0%
	Arkema S.A. (Chemicals)	42,753	4,562
	BNP Paribas S.A. (Banks)	90,327	6,506
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	27,032	6,740
	Total S.A. (Oil, gas & consumable fuels)	93,247	4,610
	Valeo S.A. (Auto components)	110,250	7,428
			29,846
	Germany—4.8%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	281,799	5,950
	Rational AG (Machinery)	3,574	1,902
	Siemens AG (Industrial conglomerates)	57,981	7,970
			15,822
	Ireland—3.5%
	Kingspan Group plc (Building products)	149,254	5,123
*	Ryanair Holdings plc—ADR (Airlines)	58,729	6,320
			11,443
	Luxembourg—0.8%
	Tenaris S.A. (Energy equipment & services)	164,698	2,568

	Netherlands—3.4%
	Koninklijke Philips N.V. (Industrial conglomerates)	159,792	5,675
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	210,148	5,577
			11,252
	Spain—1.2%
	Amadeus IT Group S.A. (IT services)	68,066	4,070

	Sweden—3.1%
	Atlas Copco AB Class “A” (Machinery)	150,822	5,782
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	93,794	4,459
			10,241
	Switzerland—4.6%
	Geberit AG (Building products)	10,537	4,914
*	Lonza Group AG (Life sciences tools & services)	26,246	5,674
	Partners Group Holding AG (Capital markets)	7,672	4,756
			15,344

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—15.7%
	BAE Systems plc (Aerospace & defense)	741,478	$6,118
	BHP Billiton plc (Metals & mining)	292,836	4,485
	Compass Group plc (Hotels, restaurants & leisure)	314,833	6,643
	Experian plc (Professional services)	272,434	5,589
	Micro Focus International plc (Software)	96,011	2,840
	RELX plc (Professional services)	242,237	5,237
	St James’s Place plc (Insurance)	232,732	3,583
	Unilever N.V. (Personal products)	105,502	5,822
	Wolseley plc (Trading companies & distributors)	93,773	5,756
	WPP plc (Media)	277,360	5,831
			51,904

	Emerging Asia—13.8%
	China—8.8%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	61,409	8,653
	China Merchants Bank Co., Ltd. Class “H” (Banks)	1,593,000	4,805
	NetEase, Inc.—ADR (Internet software & services)	15,048	4,524
	Tencent Holdings, Ltd. (Internet software & services)	164,100	5,868
*	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	130,784	5,157
			29,007
	India—3.1%
	Hero MotoCorp, Ltd. (Automobiles)	74,305	4,237
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	172,001	4,289
	Tata Motors, Ltd.—ADR (Automobiles)	46,510	1,535
			10,061
	Taiwan—1.9%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	936,000	6,415

	Japan—12.1%
	Daikin Industries, Ltd. (Building products)	59,800	6,099
	FANUC Corporation (Machinery)	28,900	5,564
	Hoya Corporation (Health care equipment & supplies)	76,400	3,962
	Keyence Corporation (Electronic equipment, instruments & components)	14,200	6,229
	Mitsubishi UFJ Financial Group, Inc. (Banks)	772,000	5,181
	Nippon Prologis REIT, Inc. (Equity REIT)	1,370	2,916
	Nitori Holdings Co., Ltd. (Specialty retail)	34,300	4,587
	ORIX Corporation (Diversified financial services)	281,400	4,353
	Park24 Co., Ltd. (Commercial services & supplies)	46,000	1,168
			40,059

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	39

International Leaders Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Western Hemisphere—9.4%
Canada—9.1%
Brookfield Asset Management, Inc. Class “A” (Capital markets)†	162,320	$6,364
Canadian National Railway Co. (Road & rail)	90,261	7,324
Constellation Software, Inc. (Software)	9,872	5,164
First Quantum Minerals, Ltd. (Metals & mining)	174,262	1,474
Suncor Energy, Inc. (Oil, gas & consumable fuels)	152,057	4,443
The Toronto-Dominion Bank (Banks)	106,836	5,384
		30,153
United States—0.3%
Shire plc (Biotechnology)	13,405	740

Asia—7.0%
Australia—3.3%
CSL, Ltd. (Biotechnology)	56,768	6,023
Macquarie Group, Ltd. (Capital markets)	74,051	5,037
		11,060
Hong Kong—3.7%
AIA Group, Ltd. (Insurance)	1,065,200	7,783
Sands China, Ltd. (Hotels, restaurants & leisure)	952,800	4,363
		12,146

Emerging Europe, Mid-East, Africa—0.9%
South Africa—0.9%
Bid Corporation, Ltd. (Food & staples retailing)	135,370	3,096

Emerging Latin America—0.9%
Brazil—0.9%
Cielo S.A. (IT services)	379,720	2,820
Total Common Stocks—93.8% (cost $261,062)		309,968

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $9,002, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$9,002	$9,002

Total Repurchase Agreement—2.7% (cost $9,002)		9,002

Total Investments—96.5% (cost $270,064)		318,970
Cash and other assets, less liabilities—3.5%		11,535
Net assets—100.0%		$330,505

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	26.1%
Financials	21.0%
Information Technology	18.4%
Consumer Discretionary	15.0%
Health Care	6.8%
Energy	5.5%
Materials	3.4%
Consumer Staples	2.9%
Real Estate	0.9%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.3%
British Pound Sterling	15.1%
Japanese Yen	12.9%
U.S. Dollar	10.5%
Canadian Dollar	7.7%
Hong Kong Dollar	7.4%
Swiss Franc	4.9%
Australian Dollar	3.6%
Swedish Krona	3.3%
Indian Rupee	2.8%
New Taiwan Dollar	2.1%
Danish Krone	1.5%
All Other Currencies	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

40	Semiannual Report	June 30, 2017

International Developed Plus Fund (formerly known as International Equity Fund)

The International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Developed Plus Fund (Class N shares) posted a 11.84% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 12.82%.

The Fund’s six month performance relative to the Index was adversely impacted by stock selection in the Consumer Discretionary, Real Estate and Financials sectors, which offset the benefits of positive stock selection in Consumer Staples, Utilities and Information Technology (“IT”). Overall sector positioning was favorable during the period, supported by the overweights to Industrials and IT. Within the Consumer Discretionary sector, Japanese auto manufacturer Subaru was a large detractor from the Fund’s relative performance. Subaru’s share price was negatively impacted by lower than expected fiscal 3Q16 results, as the company reported a 35% decline in operating profit (5% below consensus) due to currency headwinds, air bag-related recall costs, higher car-dealer incentive spending in the US, and startup costs of its Indiana operations. UK media company ITV also detracted from relative performance, hampered by earnings downgrades amid a weaker advertising environment and general uncertainty surrounding the UK economy. Within the Consumer Staples sector, Unilever’s share price rallied on solid financial results and an improved outlook for its emerging markets business. Management’s new profitability targets and plan for enhanced shareholder returns were also supportive. Within the IT sector, Taiwan-based Largan Precision’s share price rallied strongly in the first few months of 2017, driven by rising adoption of dual camera technology by its smartphone customers, and expectations that its 3D-sensing lenses would be featured on the upcoming iPhone 8. From a geographic perspective, stock selection in Europe and Japan detracted from the Fund’s relative performance, driven by underperformance in European financials and Japanese automotive holdings. These negative effects were partially mitigated by positive stock selection in Developed Asia (ex-Japan) and the Fund’s Emerging Markets exposure.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

June 30, 2017	William Blair Funds	41

International Developed Plus Fund (formerly known as International Equity Fund)

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	11.84%	13.68%	1.61%	8.08%	0.86%
Class I	11.95	13.96	1.86	8.35	1.10
MSCI World Ex-U.S. Index (net)	12.82	19.49	0.67	8.15	1.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

42	Semiannual Report	June 30, 2017

International Developed Plus Fund (formerly known as International Equity Fund)

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—40.5%
	Belgium—1.7%
	Anheuser-Busch InBev S.A. (Beverages)	16,326	$1,803

	Denmark—2.1%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	24,335	1,042
	Novozymes A/S Class “B” (Chemicals)	25,215	1,104
			2,146
	Finland—2.6%
	Kone Oyj Class “B” (Machinery)	31,883	1,622
	Sampo Oyj Class “A” (Insurance)	21,230	1,088
			2,710
	France—10.4%
	BNP Paribas S.A. (Banks)	25,144	1,811
	Capgemini SE (IT services)	12,654	1,308
	L’Oreal S.A. (Personal products)	6,202	1,292
	Thales S.A. (Aerospace & defense)	17,105	1,841
	Total S.A. (Oil, gas & consumable fuels)	25,510	1,261
	Valeo S.A. (Auto components)	29,255	1,971
	Veolia Environnement S.A. (Multi-utilities)	67,070	1,417
			10,901
	Germany—8.3%
	Fresenius SE & Co. KGaA (Health care providers & services)	28,500	2,443
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	63,791	1,347
	MTU Aero Engines AG (Aerospace & defense)	12,190	1,720
	SAP SE (Software)	12,680	1,324
	Siemens AG (Industrial conglomerates)	13,552	1,863
			8,697
	Ireland—2.4%
	Accenture plc Class “A” (IT services)†	7,554	934
*	Ryanair Holdings plc—ADR (Airlines)	14,875	1,601
			2,535
	Netherlands—1.2%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	48,169	1,278

	Sweden—5.3%
	Assa Abloy AB Class “B” (Building products)	54,052	1,188
	Atlas Copco AB Class “A” (Machinery)	44,112	1,691
	Boliden AB (Metals & mining)	33,189	906
	Swedbank AB Class “A” (Banks)	73,227	1,784
			5,569
	Switzerland—6.5%
	Chocoladefabriken Lindt & Spruengli AG (Food products)	139	806
	Nestle S.A. (Food products)	26,896	2,341
	Novartis AG (Pharmaceuticals)	18,029	1,500

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Switzerland—(continued)
	Roche Holding AG (Pharmaceuticals)	3,448	$878
	Straumann Holding AG (Health care equipment & supplies)	2,198	1,251
			6,776

	United Kingdom—20.7%
	BAE Systems plc (Aerospace & defense)	169,967	1,402
	Bunzl plc (Trading companies & distributors)	27,069	807
	Compass Group plc (Hotels, restaurants & leisure)	112,403	2,372
	Diageo plc (Beverages)	61,555	1,819
	Experian plc (Professional services)	77,443	1,589
	GlaxoSmithKline plc (Pharmaceuticals)	88,209	1,879
	Halma plc (Electronic equipment, instruments & components)	73,540	1,053
	ITV plc (Media)	525,033	1,240
*	Metro Bank plc (Banks)	8,620	403
	Prudential plc (Insurance)	109,544	2,512
	RELX plc (Professional services)	95,561	2,066
	Rio Tinto plc (Metals & mining)	19,365	818
	Schroders plc (Capital markets)	32,015	1,294
	Unilever N.V. (Personal products)	44,264	2,443
			21,697

	Japan—19.5%
	Daikin Industries, Ltd. (Building products)	16,818	1,715
	FANUC Corporation (Machinery)	6,700	1,290
	GLP J-Reit (Equity REIT)	1,113	1,198
	Harmonic Drive Systems, Inc. (Machinery)	18,800	650
	Hoshizaki Corporation (Machinery)	7,200	650
	Hoya Corporation (Health care equipment & supplies)	42,600	2,209
	Kao Corporation (Personal products)	18,600	1,103
	Keyence Corporation (Electronic equipment, instruments & components)	4,100	1,799
*	M&A Capital Partners Co., Ltd. (Capital markets)	8,370	386
	Mitsui Fudosan Co., Ltd. (Real estate management & development)	43,000	1,025
	Nihon M&A Center, Inc. (Professional services)	23,140	846
	Nippon Prologis REIT, Inc. (Equity REIT)	410	873
	Nitori Holdings Co., Ltd. (Specialty retail)	8,900	1,190
	Omron Corporation (Electronic equipment, instruments & components)	29,200	1,266
	ORIX Corporation (Diversified financial services)	112,629	1,742
	SCSK Corporation (IT services)	26,863	1,204
	Suruga Bank, Ltd. (Banks)	54,400	1,317
			20,463

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	43

International Developed Plus Fund (formerly known as International Equity Fund)

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Canada—8.9%
	Canadian Apartment Properties REIT (Equity REIT)	39,548	$1,024
	Canadian National Railway Co. (Road & rail)†	21,312	1,727
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	34,770	1,003
	Enerplus Corporation (Oil, gas & consumable fuels)	106,107	861
	Lundin Mining Corporation (Metals & mining)	192,333	1,093
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	35,682	1,042
	The Toronto-Dominion Bank (Banks)†	39,278	1,979
	Wheaton Precious Metals Corporation (Metals & mining)†	32,258	642
			9,371
	Asia—4.7%
	Australia—1.9%
	BHP Billiton, Ltd.—ADR (Metals & mining)	23,395	833
	Macquarie Group, Ltd. (Capital markets)	17,104	1,163
			1,996
	Hong Kong—2.8%
	AIA Group, Ltd. (Insurance)	406,786	2,973

	Emerging Asia—4.4%
	China—0.9%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	6,761	953

	India—1.5%
	HDFC Bank, Ltd.—ADR (Banks)	18,074	1,572

	Taiwan—2.0%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	6,000	956
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	31,139	1,089
			2,045
	Emerging Latin America—0.7%
	Peru—0.7%
	Credicorp, Ltd. (Banks)†	4,132	741

	Total Common Stocks—99.4% (cost $88,705)		104,226

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $360, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$360	$360

Total Repurchase Agreement—0.4% (cost $360)		360

Total Investments—99.8% (cost $89,065)		104,586
Cash and other assets, less liabilities—0.2%		253
Net assets—100.0%		$104,839

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	23.3%
Financials	19.9%
Information Technology	12.7%
Consumer Staples	11.1%
Health Care	10.7%
Consumer Discretionary	6.5%
Energy	5.2%
Materials	5.2%
Real Estate	4.0%
Utilities	1.4%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.7%
Japanese Yen	19.6%
British Pound Sterling	18.5%
U.S. Dollar	11.6%
Swiss Franc	6.5%
Swedish Krona	5.3%
Canadian Dollar	4.8%
Hong Kong Dollar	2.9%
Danish Krone	2.1%
Australian Dollar	1.1%
All Other Currencies	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

44	Semiannual Report	June 30, 2017

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

The Institutional International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Developed Plus Fund posted a 12.25% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 12.82%.

The Fund’s six month performance relative to the Index was adversely impacted by stock selection in the Consumer Discretionary, Real Estate and Financials sectors, which offset the benefits of positive stock selection in Consumer Staples, Utilities and Information Technology (“IT”). Overall sector positioning was favorable during the period, supported by the Fund’s overweights to Industrials and IT. Within the Consumer Discretionary sector, Japanese auto manufacturer Subaru was a large detractor from the Fund’s relative performance. Subaru’s share price was negatively impacted by lower than expected fiscal 3Q16 results, as the company reported a 35% decline in operating profit (5% below consensus) due to currency headwinds, air bag-related recall costs, higher car-dealer incentive spending in the US, and startup costs of its Indiana operations. UK media company ITV also detracted from relative performance, hampered by earnings downgrades amid a weaker advertising environment and general uncertainty surrounding the UK economy. Within the Consumer Staples sector, Unilever’s share price rallied on solid financial results and an improved outlook for its emerging markets business. Management’s new profitability targets and plan for enhanced shareholder returns were also supportive. Within the IT sector, Taiwan-based Largan Precision’s share price rallied strongly in the first few months of 2017, driven by rising adoption of dual camera technology by its smartphone customers, and expectations that its 3D-sensing lenses would be featured on the upcoming iPhone 8. From a geographic perspective, stock selection in Europe and Japan detracted from the Fund’s relative performance, driven by underperformance in European financials and Japanese automotive holdings. These negative effects were partially mitigated by positive stock selection in Developed Asia (ex-Japan) and the Fund’s Emerging Markets exposure.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

June 30, 2017	William Blair Funds	45

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Developed Plus Fund	12.25%	13.92%	1.94%	8.25%	0.99%
MSCI World Ex-U.S. Index (net)	12.82	19.49	0.67	8.15	1.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

46	Semiannual Report	June 30, 2017

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—40.5%
	Belgium—1.7%
	Anheuser-Busch InBev S.A. (Beverages)	2,714	$300

	Denmark—2.1%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	4,043	173
	Novozymes A/S Class “B” (Chemicals)	4,192	184
			357
	Finland—2.6%
	Kone Oyj Class “B” (Machinery)	5,300	269
	Sampo Oyj Class “A” (Insurance)	3,529	181
			450
	France—10.4%
	BNP Paribas S.A. (Banks)	4,180	301
	Capgemini SE (IT services)	2,102	217
	L’Oreal S.A. (Personal products)	1,031	215
	Thales S.A. (Aerospace & defense)	2,844	306
	Total S.A. (Oil, gas & consumable fuels)	4,241	210
	Valeo S.A. (Auto components)	4,863	328
	Veolia Environnement S.A. (Multi-utilities)	11,150	235
			1,812
	Germany—8.3%
	Fresenius SE & Co. KGaA (Health care providers & services)	4,738	406
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	10,605	224
	MTU Aero Engines AG (Aerospace & defense)	2,026	286
	SAP SE (Software)	2,108	220
	Siemens AG (Industrial conglomerates)	2,253	310
			1,446
	Ireland—2.4%
	Accenture plc Class “A” (IT services)†	1,256	155
*	Ryanair Holdings plc—ADR (Airlines)	2,473	266
			421
	Netherlands—1.2%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	8,008	213

	Sweden—5.3%
	Assa Abloy AB Class “B” (Building products)	8,986	197
	Atlas Copco AB Class “A” (Machinery)	7,333	281
	Boliden AB (Metals & mining)	5,517	151
	Swedbank AB Class “A” (Banks)	12,173	297
			926
	Switzerland—6.5%
	Chocoladefabriken Lindt & Spruengli AG (Food products)	23	133
	Nestle S.A. (Food products)	4,468	389

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Switzerland—(continued)
	Novartis AG (Pharmaceuticals)	2,997	$249
	Roche Holding AG (Pharmaceuticals)	573	146
	Straumann Holding AG (Health care equipment & supplies)	365	208
			1,125

	United Kingdom—20.7%
	BAE Systems plc (Aerospace & defense)	28,256	233
	Bunzl plc (Trading companies & distributors)	4,500	134
	Compass Group plc (Hotels, restaurants & leisure)	18,686	394
	Diageo plc (Beverages)	10,233	302
	Experian plc (Professional services)	12,874	264
	GlaxoSmithKline plc (Pharmaceuticals)	14,664	313
	Halma plc (Electronic equipment, instruments & components)	12,225	175
	ITV plc (Media)	87,283	206
*	Metro Bank plc (Banks)	1,431	67
	Prudential plc (Insurance)	18,211	418
	RELX plc (Professional services)	15,886	344
	Rio Tinto plc (Metals & mining)	3,219	136
	Schroders plc (Capital markets)	5,322	215
	Unilever N.V. (Personal products)	7,359	406
			3,607

	Japan—19.6%
	Daikin Industries, Ltd. (Building products)	2,806	286
	FANUC Corporation (Machinery)	1,100	212
	GLP J-Reit (Equity REIT)	185	199
	Harmonic Drive Systems, Inc. (Machinery)	3,100	107
	Hoshizaki Corporation (Machinery)	1,200	108
	Hoya Corporation (Health care equipment & supplies)	7,100	368
	Kao Corporation (Personal products)	3,100	184
	Keyence Corporation (Electronic equipment, instruments & components)	700	307
*	M&A Capital Partners Co., Ltd. (Capital markets)	1,392	64
	Mitsui Fudosan Co., Ltd. (Real estate management & development)	7,000	167
	Nihon M&A Center, Inc. (Professional services)	3,800	139
	Nippon Prologis REIT, Inc. (Equity REIT)	68	145
	Nitori Holdings Co., Ltd. (Specialty retail)	1,500	201
	Omron Corporation (Electronic equipment, instruments & components)	4,900	212
	ORIX Corporation (Diversified financial services)	18,712	290
	SCSK Corporation (IT services)	4,483	201
	Suruga Bank, Ltd. (Banks)	9,000	218
			3,408

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	47

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—9.0%
	Canadian Apartment Properties REIT (Equity REIT)	6,575	$170
	Canadian National Railway Co. (Road & rail)†	3,543	287
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	5,780	167
	Enerplus Corporation (Oil, gas & consumable fuels)	17,639	143
	Lundin Mining Corporation (Metals & mining)	31,974	182
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	5,932	173
	The Toronto-Dominion Bank (Banks)†	6,530	329
	Wheaton Precious Metals Corporation (Metals & mining)†	5,363	107
			1,558

	Asia—4.7%
	Australia—1.9%
	BHP Billiton, Ltd.—ADR (Metals & mining)	3,889	139
	Macquarie Group, Ltd. (Capital markets)	2,843	193
			332
	Hong Kong—2.8%
	AIA Group, Ltd. (Insurance)	67,671	494

	Emerging Asia—4.4%
	China—0.9%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	1,124	159

	India—1.5%
	HDFC Bank, Ltd.—ADR (Banks)	3,005	261

	Taiwan—2.0%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	1,000	159
	Taiwan Semiconductor Manufacturing Co., Ltd.— ADR (Semiconductors & semiconductor equipment)	5,173	181
			340

Issuer	Shares	Value

Emerging Latin America—0.7%
Peru—0.7%
Credicorp, Ltd. (Banks)†	687	$123

Total Common Stocks—99.6% (cost $14,408)		17,332

Total Investments—99.6% (cost $14,408)		17,332
Cash and other assets, less liabilities—0.4%		66
Net assets—100.0%		$17,398

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	23.3%
Financials	19.9%
Information Technology	12.8%
Consumer Staples	11.1%
Health Care	10.7%
Consumer Discretionary	6.5%
Energy	5.2%
Materials	5.2%
Real Estate	3.9%
Utilities	1.4%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.7%
Japanese Yen	19.7%
British Pound Sterling	18.5%
U.S. Dollar	11.6%
Swiss Franc	6.5%
Swedish Krona	5.3%
Canadian Dollar	4.8%
Hong Kong Dollar	2.8%
Danish Krone	2.1%
Australian Dollar	1.1%
All Other Currencies	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

48	Semiannual Report	June 30, 2017

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Simon Fennell Jeffrey A. Urbina

The William Blair International Growth Fund (Class N shares) posted a 14.33% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 14.30%.

The Fund’s six-month performance relative to the Index was bolstered by favorable stock selection in the Healthcare, Information Technology (“IT”) and Consumer Staples sectors, in addition to the Fund’s IT overweighting. Within Healthcare, Swiss biopharmaceuticals company Lonza Group was a leading contributor to the Fund’s relative performance during the period. The share price was driven by consensus-beating quarterly results and increased sales guidance for the second half of 2017. Swiss biotech company Actelion, which agreed to be acquired by Johnson & Johnson at a significant premium in January, also contributed to the Fund’s outperformance in the Healthcare sector. IT stock selection benefited from relative strength in internet and semiconductor holdings, while Consumer Staples stock selection benefitted from personal products holdings such as Unilever. Unilever’s share price rallied on solid financial results and an improved outlook for its emerging markets business. Management’s new profitability targets and plan for enhanced shareholder returns were also supportive. These positive effects were partially offset by stock selection in the Energy and Industrials sectors. Within Energy, Brazilian oil company Petrobras was the primary detractor from the Fund’s performance, hampered by oil price weakness and concerns about the political scandal involving President Temer, which threatened to reverse the company’s turnaround. Of particular concern was the potential rollback of the government’s fuel price liberalization -which could hinder the company’s deleveraging efforts. Canadian oil and gas company Suncor Energy also detracted from the Fund’s performance due to poor investor sentiment amid the weaker oil price environment. However, the company’s financial results were in-line with consensus expectations, with good production volumes and cost controls at its oil sands operations. Within the Industrials sector, French capital goods company Schneider Electric detracted from relative performance, as the share price was hampered by disappointing earnings results and a weaker growth outlook. From a geographic perspective, stock selection in the Emerging Asia region was the primary contributor to relative performance for the six-month period, bolstered by relative strength in the Fund’s holdings in China, South Korea and India. This was partially offset by stock selection in Europe, the Fund’s underweights to South Korea and Taiwan, and the overweight to Brazil.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

June 30, 2017	William Blair Funds	49

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	14.33%	15.44%	1.36%	7.87%	1.48%
Class I	14.46	15.77	1.64	8.18	1.78
MSCI ACW Ex-U.S. IMI (net)	14.30	20.43	1.14	7.58	1.38

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Semiannual Report	June 30, 2017

International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—37.2%
	Austria—0.2%
	Lenzing AG (Chemicals)	31,488	$5,643
	Belgium—1.6%
	Bekaert S.A. (Metals & mining)	128,164	6,521
	KBC Groep N.V. (Banks)	580,476	44,029
			50,550
	Denmark—2.0%
	DSV A/S (Road & rail)	342,618	21,050
*	Genmab A/S (Biotechnology)	48,196	10,283
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	703,363	30,121
			61,454
	Finland—0.3%
	Huhtamaki Oyj (Containers & packaging)	108,333	4,269
	Nokian Renkaat Oyj (Auto components)	110,787	4,585
			8,854
	France—10.6%
	Arkema S.A. (Chemicals)	176,797	18,866
	Atos SE (IT services)	170,057	23,871
	bioMerieux (Health care equipment & supplies)	22,342	4,836
	BNP Paribas S.A. (Banks)	648,280	46,692
	Cie Generale des Etablissements Michelin (Auto components)	244,821	32,548
	Cie Plastic Omnium S.A. (Auto components)	209,285	7,633
	Hermes International (Textiles, apparel & luxury goods)	23,703	11,713
	Ipsen S.A. (Pharmaceuticals)	46,995	6,433
*	Nexity S.A. (Real estate management & development)	77,031	4,476
	Orpea (Health care providers & services)	42,082	4,690
	Rubis SCA (Gas utilities)	53,204	6,030
	SEB S.A. (Household durables)	28,711	5,157
	Thales S.A. (Aerospace & defense)	348,258	37,485
	Total S.A. (Oil, gas & consumable fuels)	867,722	42,898
	Valeo S.A. (Auto components)	414,064	27,898
	Veolia Environnement S.A. (Multi-utilities)	916,284	19,361
	Vinci S.A. (Construction & engineering)	352,217	30,063
			330,650
	Germany—7.6%
	Adidas AG (Textiles, apparel & luxury goods)	104,980	20,114
	BASF SE (Chemicals)	313,442	29,030
	Bechtle AG (IT services)	37,463	4,814
	Carl Zeiss Meditec AG (Health care equipment & supplies)	69,418	3,603
	Covestro AG (Chemicals)	99,465	7,181
	Deutsche Telekom AG (Diversified telecommunication services)	434,029	7,793
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	1,250,053	26,392
	KION Group AG (Machinery)	123,959	9,474

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	MTU Aero Engines AG (Aerospace & defense)	133,251	$18,796
	SAP SE (Software)	318,677	33,285
	Siemens AG (Industrial conglomerates)	269,531	37,049
	Vonovia SE (Real estate management & development)	768,608	30,519
	Washtec AG (Machinery)	24,486	1,883
	Wirecard AG (IT services)	113,093	7,197
			237,130
	Ireland—0.6%
	Greencore Group plc (Food products)	2,168,718	6,949
*	ICON plc (Life sciences tools & services)†	75,284	7,362
	Kingspan Group plc (Building products)	140,706	4,830
			19,141
	Israel—1.3%
*	Check Point Software Technologies, Ltd. (Software)†	310,934	33,917
*	Wix.com, Ltd. (Internet software & services)†	64,141	4,464
			38,381
	Italy—1.9%
	Anima Holding SpA (Capital markets)	683,839	4,901
	Azimut Holding SpA (Capital markets)	272,030	5,453
	Banca Generali SpA (Capital markets)	298,545	8,886
	Brembo SpA (Auto components)	344,520	5,041
	Ferrari N.V. (Automobiles)	86,433	7,419
	FinecoBank Banca Fineco SpA (Banks)	1,026,326	8,076
	Interpump Group SpA (Machinery)	242,592	6,633
	Recordati SpA (Pharmaceuticals)	223,966	9,086
	Salvatore Ferragamo SpA (Textiles, apparel & luxury goods)	144,737	3,860
			59,355
	Luxembourg—0.3%
	Eurofins Scientific SE (Life sciences tools & services)	16,665	9,387

	Netherlands—1.0%
	Randstad Holding N.V. (Professional services)	127,757	7,459
	Wolters Kluwer N.V. (Professional services)	569,368	24,104
			31,563
	Spain—2.4%
	Aena S.A. (Transportation infrastructure)	98,445	19,210
	Amadeus IT Group S.A. (IT services)	645,774	38,612
	Bankinter S.A. (Banks)	1,465,311	13,497
	Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	592,552	3,851
			75,170

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	51

International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—2.6%
	Boliden AB (Metals & mining)	375,553	$10,248
	Fabege AB (Real estate management & development)	242,773	4,668
	Hexpol AB (Chemicals)	437,817	4,779
	Hufvudstaden AB Class “A” (Real estate management & development)	253,441	4,203
	Husqvarna AB Class “B” (Household durables)	498,726	4,955
	Intrum Justitia AB (Commercial services & supplies)	187,766	6,374
	SKF AB Class “B” (Machinery)	899,463	18,225
	Swedbank AB Class “A” (Banks)	1,174,610	28,624
			82,076
	Switzerland—4.8%
	Adecco Group AG (Professional services)	263,472	20,031
	Belimo Holding AG (Building products)	567	2,443
*	Cembra Money Bank AG (Consumer finance)	56,881	5,380
*	dormakaba Holding AG (Building products)	5,636	4,896
*	Dufry AG (Specialty retail)	48,096	7,880
*	Glencore plc (Metals & mining)	8,478,742	31,716
	Logitech International S.A. (Technology hardware, storage & peripherals)	163,960	6,027
*	Lonza Group AG (Life sciences tools & services)	162,558	35,143
	Partners Group Holding AG (Capital markets)	40,742	25,259
*	UBS Group AG (Capital markets)	693,733	11,749
			150,524

	Japan—17.7%
	Asahi Group Holdings, Ltd. (Beverages)	759,300	28,542
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	120,700	5,484
	Asahi Kasei Corporation (Chemicals)	2,311,000	24,810
	Bandai Namco Holdings, Inc. (Leisure products)	402,500	13,706
	Daifuku Co., Ltd. (Machinery)	181,826	5,424
	Daikin Industries, Ltd. (Building products)	285,400	29,105
	FANUC Corporation (Machinery)	133,700	25,741
	Fuji Electric Co., Ltd. (Electrical equipment)	927,000	4,879
	Haseko Corporation (Household durables)	529,400	6,420
	Hitachi Chemical Co., Ltd. (Chemicals)	243,200	7,244
	Hoya Corporation (Health care equipment & supplies)	495,800	25,712
	Izumi Co., Ltd. (Multiline retail)	48,600	2,757
	Kao Corporation (Personal products)	660,400	39,175
	Keyence Corporation (Electronic equipment, instruments & components)	67,900	29,786
	Koito Manufacturing Co., Ltd. (Auto components)	139,000	7,143
	Kose Corporation (Personal products)	46,000	5,018
*	LINE Corporation—ADR (Software)	132,564	4,611

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Lion Corporation (Household products)	283,000	$5,852
	MinebeaMitsumi, Inc. (Machinery)	328,000	5,264
	MISUMI Group, Inc. (Trading companies & distributors)	271,800	6,201
	Mitsubishi UFJ Financial Group, Inc. (Banks)	6,995,000	46,942
	Mitsui Mining & Smelting Co., Ltd. (Metals & mining)	1,468,649	5,732
	Nabtesco Corporation (Machinery)	162,000	4,703
	Nichias Corporation (Building products)	413,000	4,770
	Nihon M&A Center, Inc. (Professional services)	196,800	7,191
	Nitori Holdings Co., Ltd. (Specialty retail)	117,700	15,739
	Nomura Research Institute, Ltd. (IT services)	204,200	8,034
	Oracle Corporation Japan (Software)	66,100	4,284
	Park24 Co., Ltd. (Commercial services & supplies)	227,500	5,777
	Pola Orbis Holdings, Inc. (Personal products)	220,100	5,796
*	Renesas Electronics Corporation (Semiconductors & semiconductor equipment)	707,100	6,155
	SCSK Corporation (IT services)	149,000	6,677
	Shimamura Co., Ltd. (Specialty retail)	55,800	6,826
	Shionogi & Co., Ltd. (Pharmaceuticals)	576,900	32,103
	Sony Corporation (Household durables)	422,184	16,088
	Start Today Co., Ltd. (Internet & direct marketing retail)	216,600	5,325
	Suruga Bank, Ltd. (Banks)	205,500	4,973
	Taisei Corporation (Construction & engineering)	1,138,000	10,381
	TechnoPro Holdings, Inc. (Professional services)	64,500	2,592
	Temp Holdings Co., Ltd. (Professional services)	229,300	4,293
	TIS, Inc. (IT services)	180,300	5,001
	Tokio Marine Holdings, Inc. (Insurance)	609,600	25,208
	Tokyo Electron, Ltd. (Semiconductors & semiconductor equipment)	182,700	24,625
	Tsuruha Holdings, Inc. (Food & staples retailing)	46,900	4,975
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	159,400	6,512
			553,576

	Emerging Asia—15.7%
	China—8.4%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	384,009	54,107
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	1,823,500	6,341
	China Overseas Land & Investment, Ltd. (Real estate management & development)	5,938,000	17,379

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2017

International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	5,606,000	$8,186
*	Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	358,316	19,299
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	56,743,000	38,301
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	9,042,000	59,585
*	SINA Corporation (Internet software & services)†	76,004	6,458
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	475,000	4,259
	Tencent Holdings, Ltd. (Internet software & services)	1,293,400	46,253
*	Weibo Corporation—ADR (Internet software & services)	7,760	516
			260,684
	India—4.0%
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	162,619	1,605
	Britannia Industries, Ltd. (Food products)	151,872	8,680
*	Eicher Motors, Ltd. (Machinery)	18,199	7,605
	HCL Technologies, Ltd. (IT services)	581,036	7,653
	HDFC Bank, Ltd. (Banks)	971,129	24,863
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	317,334	5,313
	IndusInd Bank, Ltd. (Banks)	423,513	9,711
*	MakeMyTrip, Ltd. (Internet & direct marketing retail)†	85,584	2,871
	Maruti Suzuki India, Ltd. (Automobiles)	183,280	20,419
*	Motherson Sumi Systems, Ltd. (Auto components)	847,439	6,057
	UPL, Ltd. (Chemicals)	478,644	6,243
	Voltas, Ltd. (Construction & engineering)	968,957	6,864
	Yes Bank, Ltd. (Banks)	796,820	18,071
			125,955
	Indonesia—0.5%
	PT Bank Central Asia Tbk (Banks)	12,520,800	17,052

	South Korea—1.8%
	Hyosung Corporation (Chemicals)	22,992	3,366
	LG Innotek Co., Ltd. (Electronic equipment, instruments & components)	39,951	5,761
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	21,672	45,024
	Yuhan Corporation (Pharmaceuticals)	9,529	2,049
			56,200
	Taiwan—0.8%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	723,522	25,294

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—0.2%
	PTT Global Chemical PCL (Chemicals)	2,901,500	$5,851

	United Kingdom—13.8%
	3i Group plc (Capital markets)	1,710,014	20,101
	Babcock International Group plc (Commercial services & supplies)	485,222	5,565
	BAE Systems plc (Aerospace & defense)	2,704,179	22,312
	Bellway plc (Household durables)	291,333	11,289
	British American Tobacco plc (Tobacco)	706,247	48,145
	Bunzl plc (Trading companies & distributors)	465,344	13,867
	Burberry Group plc (Textiles, apparel & luxury goods)	727,258	15,733
	Cineworld Group plc (Media)	509,592	4,659
	Close Brothers Group plc (Capital markets)	226,829	4,458
	Compass Group plc (Hotels, restaurants & leisure)	1,973,716	41,645
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	894,287	3,423
	Fevertree Drinks plc (Beverages)	221,895	4,928
	GlaxoSmithKline plc (Pharmaceuticals)	2,054,357	43,761
	Halma plc (Electronic equipment, instruments & components)	347,538	4,979
	Hiscox, Ltd. (Insurance)	699,979	11,551
	Intermediate Capital Group plc (Capital markets)	558,594	6,057
	Intertek Group plc (Professional services)	224,483	12,330
	Jupiter Fund Management plc (Capital markets)	986,705	6,490
*	Metro Bank plc (Banks)	66,761	3,120
	Micro Focus International plc (Software)	337,930	9,996
	Moneysupermarket.com Group plc (Internet software & services)	836,686	3,854
	Playtech plc (Software)	482,726	5,979
	Provident Financial plc (Consumer finance)	224,846	7,125
	Renishaw plc (Electronic equipment, instruments & components)	98,585	4,648
	Segro plc (Equity REIT)	1,160,185	7,392
	Spirax-Sarco Engineering plc (Machinery)	135,391	9,434
	Synthomer plc (Chemicals)	709,015	4,507
	UBM plc (Media)	297,447	2,673
	Unilever plc (Personal products)	914,764	49,504
	Victrex plc (Chemicals)	190,316	4,650
	WH Smith plc (Specialty retail)	322,407	7,202
	Wolseley plc (Trading companies & distributors)	298,996	18,354
	WPP plc (Media)	598,303	12,577
			432,308

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	53

International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—3.8%
	Canada—3.7%
	Canadian National Railway Co. (Road & rail)	578,691	$46,954
	Constellation Software, Inc. (Software)	22,611	11,829
	Dollarama, Inc. (Multiline retail)	128,763	12,303
	Finning International, Inc. (Trading companies & distributors)	196,985	3,861
	Lundin Mining Corporation (Metals & mining)	1,132,534	6,437
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	1,154,755	33,740
			115,124
	United States—0.1%
	Shire plc (Biotechnology)	61,148	3,375

	Asia—3.3%
	Australia—1.3%
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	133,833	5,357
	Downer EDI, Ltd. (Commercial services & supplies)	1,340,381	6,603
	Macquarie Group, Ltd. (Capital markets)	427,128	29,054
			41,014
	Hong Kong—2.0%
	AIA Group, Ltd. (Insurance)	3,410,200	24,919
	ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	404,600	5,467
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	4,943,000	30,010
			60,396

	Emerging Latin America—3.2%
	Brazil—1.1%
	AMBEV S.A.—ADR (Beverages)	4,168,236	22,884
	Cia de Saneamento Basico do Estado de Sao Paulo (Water utilities)	392,800	3,754
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	334,400	3,424
	M Dias Branco S.A. (Food products)	183,600	2,732
			32,794

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—1.2%
	Arca Continental S.A.B. de C.V. (Beverages)	1,364,072	$10,262
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	3,580,800	22,719
	Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	2,479,800	4,799
			37,780
	Peru—0.9%
	Credicorp, Ltd. (Banks)†	157,925	28,330

	Emerging Europe, Mid-East, Africa—1.6%
	Georgia—0.2%
	BGEO Group plc (Banks)	113,096	5,147

	Hungary—0.3%
	MOL Hungarian Oil & Gas plc (Oil, gas & consumable fuels)	118,868	9,330

	Russia—0.2%
*	X5 Retail Group N.V.—GDR (Food & staples retailing)	130,427	4,519

	South Africa—0.6%
	Bid Corporation, Ltd. (Food & staples retailing)	261,344	5,977
	Bidvest Group, Ltd. (Industrial conglomerates)	261,344	3,148
	RMB Holdings, Ltd. (Diversified financial services)	898,188	4,034
	Sanlam, Ltd. (Insurance)	1,389,395	6,882
			20,041
	United Arab Emirates—0.3%
	Dubai Islamic Bank PJSC (Banks)	6,653,247	10,325

	Total Common Stocks—96.3% (cost $2,539,684)		3,004,973

	Preferred Stocks
	Brazil—1.3%
	Itau Unibanco Holding S.A. (Banks)	3,224,040	35,764
*	Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,528,600	5,708
			41,472
	Germany—0.5%
	Fuchs Petrolub SE (Chemicals)	122,545	6,673
	Sartorius AG (Health care equipment & supplies)	82,570	7,967
			14,640
	Total Preferred Stocks—1.8% (cost $56,092)		56,112

See accompanying Notes to Financial Statements.

54	Semiannual Report	June 30, 2017

International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $50,222, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$50,221	$50,221

Total Repurchase Agreement—1.6% (cost $50,221)		50,221

Total Investments—99.7% (cost $2,645,997)		3,111,306
Cash and other assets, less liabilities—0.3%		10,853
Net assets—100.0%		$3,122,159

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2017.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2017.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.5%
Industrials	17.9%
Information Technology	16.7%
Consumer Discretionary	13.3%
Consumer Staples	8.3%
Health Care	8.2%
Materials	6.5%
Energy	3.0%
Real Estate	2.2%
Utilities	1.1%
Telecommunication Services	0.3%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	27.0%
Japanese Yen	17.9%
British Pound Sterling	15.7%
Hong Kong Dollar	7.9%
U.S. Dollar	7.0%
Indian Rupee	4.0%
Swiss Franc	3.9%
Canadian Dollar	3.8%
Swedish Krona	2.7%
Danish Krone	2.0%
South Korean Won	1.8%
Brazilian Real	1.7%
Australian Dollar	1.3%
Mexican Peso	1.2%
All Other Currencies	2.1%
Total	100.0%

During the period ended June 30, 2017, the Fund sold its investment in William Blair China A-Share Fund, LLC, an affiliated fund.

	Share Activity					Period Ended June 30, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 6/30/2017	Value 6/30/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)

William Blair China A-Share Fund, LLC	10,158	—	10,158	—	$—	$—	$58	$(62)

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	55

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Simon Fennell Jeffrey A. Urbina

The William Blair Institutional International Growth Fund posted a 14.50% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 14.30%.

The Fund’s six-month performance relative to the Index was bolstered by favorable stock selection in the Healthcare, Information Technology (“IT”) and Consumer Staples sectors, in addition to the Fund’s IT overweighting. Within Healthcare, Swiss biopharmaceuticals company Lonza Group was a leading contributor to the Fund’s relative performance during the period. The share price was driven by consensus-beating quarterly results and increased sales guidance for the second half of 2017. Swiss biotech company Actelion, which agreed to be acquired by Johnson & Johnson at a significant premium in January, also contributed to the Fund’s outperformance in the Healthcare sector. IT stock selection benefited from relative strength in internet and semiconductor holdings, while Consumer Staples stock selection benefitted from personal products holdings such as Unilever. Unilever’s share price rallied on solid financial results and an improved outlook for its emerging markets business. Management’s new profitability targets and plan for enhanced shareholder returns were also supportive. These positive effects were partially offset by stock selection in the Energy and Industrials sectors. Within Energy, Brazilian oil company Petrobras was the primary detractor from the Fund’s performance, hampered by oil price weakness and concerns about the political scandal involving President Temer, which threatened to reverse the company’s turnaround. Of particular concern was the potential rollback of the government’s fuel price liberalization -which could hinder the company’s deleveraging efforts. Canadian oil and gas company Suncor Energy also detracted from the Fund’s performance due to poor investor sentiment amid the weaker oil price environment. However, the company’s financial results were in-line with consensus expectations, with good production volumes and cost controls at its oil sands operations. Within the Industrials sector, French capital goods company Schneider Electric detracted from relative performance, as the share price was hampered by disappointing earnings results and a weaker growth outlook. From a geographic perspective, stock selection in the Emerging Asia region was the primary contributor to relative performance for the six-month period, bolstered by relative strength in the Fund’s holdings in China, South Korea and India. This was partially offset by stock selection in Europe, the Fund’s underweights to South Korea and Taiwan, and the overweight to Brazil.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

56	Semiannual Report	June 30, 2017

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	14.50%	15.91%	1.78%	8.27%	1.93%
MSCI ACW Ex-U.S. IMI (net)	14.30	20.43	1.14	7.58	1.38

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	57

Institutional International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—37.3%
	Austria—0.2%
	Lenzing AG (Chemicals)	22,023	$3,947

	Belgium—1.6%
	Bekaert S.A. (Metals & mining)	89,641	4,560
	KBC Groep N.V. (Banks)	406,101	30,803
			35,363
	Denmark—2.0%
	DSV A/S (Road & rail)	239,624	14,723
*	Genmab A/S (Biotechnology)	33,710	7,192
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	497,911	21,322
			43,237
	Finland—0.3%
	Huhtamaki Oyj (Containers & packaging)	75,771	2,986
	Nokian Renkaat Oyj (Auto components)	77,676	3,215
			6,201
	France—10.7%
	Arkema S.A. (Chemicals)	123,657	13,196
	Atos SE (IT services)	118,942	16,696
	bioMerieux (Health care equipment & supplies)	15,627	3,382
	BNP Paribas S.A. (Banks)	453,801	32,685
	Cie Generale des Etablissements Michelin (Auto components)	171,235	22,765
	Cie Plastic Omnium S.A. (Auto components)	146,380	5,339
	Hermes International (Textiles, apparel & luxury goods)	16,578	8,192
	Ipsen S.A. (Pharmaceuticals)	32,882	4,501
*	Nexity S.A. (Real estate management & development)	53,878	3,131
	Orpea (Health care providers & services)	29,440	3,281
	Rubis SCA (Gas utilities)	37,213	4,218
	SEB S.A. (Household durables)	20,081	3,607
	Thales S.A. (Aerospace & defense)	243,582	26,218
	Total S.A. (Oil, gas & consumable fuels)	606,909	30,004
	Valeo S.A. (Auto components)	289,608	19,512
	Veolia Environnement S.A. (Multi-utilities)	647,925	13,690
	Vinci S.A. (Construction & engineering)	250,098	21,347
			231,764
	Germany—7.7%
	Adidas AG (Textiles, apparel & luxury goods)	73,444	14,072
	BASF SE (Chemicals)	219,230	20,304
	Bechtle AG (IT services)	26,203	3,367
	Carl Zeiss Meditec AG (Health care equipment & supplies)	49,017	2,544
	Covestro AG(Chemicals)	69,569	5,023
	Deutsche Telekom AG (Diversified telecommunication services)	305,193	5,480
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	874,322	18,459
	KION Group AG (Machinery)	86,700	6,627

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	MTU Aero Engines AG (Aerospace & defense)	93,200	$13,146
	SAP SE (Software)	225,635	23,568
	Siemens AG (Industrial conglomerates)	189,516	26,050
	Vonovia SE (Real estate management & development)	537,768	21,353
	Washtec AG (Machinery)	17,142	1,318
	Wirecard AG (IT services)	79,100	5,034
			166,345
	Ireland—0.6%
	Greencore Group plc (Food products)	1,516,862	4,860
*	ICON plc (Life sciences tools & services)†	52,656	5,149
	Kingspan Group plc (Building products)	98,447	3,380
			13,389
	Israel—1.2%
*	Check Point Software Technologies, Ltd. (Software)†	217,476	23,722
*	Wix.com, Ltd. (Internet software & services)†	44,862	3,123
			26,845
	Italy—1.9%
	Anima Holding SpA (Capital markets)	478,276	3,428
	Azimut Holding SpA (Capital markets)	190,265	3,814
	Banca Generali SpA (Capital markets)	208,811	6,215
	Brembo SpA (Auto components)	239,310	3,501
	Ferrari N.V. (Automobiles)	60,454	5,189
	FinecoBank Banca Fineco SpA (Banks)	717,840	5,649
	Interpump Group SpA (Machinery)	168,648	4,611
	Recordati SpA (Pharmaceuticals)	156,648	6,355
	Salvatore Ferragamo SpA (Textiles, apparel & luxury goods)	101,233	2,700
			41,462
	Luxembourg—0.3%
	Eurofins Scientific SE (Life sciences tools & services)	11,656	6,565

	Netherlands—1.0%
	Randstad Holding N.V. (Professional services)	88,655	5,176
	Wolters Kluwer N.V. (Professional services)	398,232	16,859
			22,035
	Spain—2.4%
	Aena S.A. (Transportation infrastructure)	68,789	13,423
	Amadeus IT Group S.A. (IT services)	451,672	27,006
	Bankinter S.A. (Banks)	1,024,879	9,441
	Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	414,447	2,693
			52,563

See accompanying Notes to Financial Statements.

58	Semiannual Report	June 30, 2017

Institutional International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—2.6%
	Boliden AB (Metals & mining)	262,672	$7,168
	Fabege AB (Real estate management & development)	169,802	3,265
	Hexpol AB (Chemicals)	306,221	3,342
	Hufvudstaden AB Class “A” (Real estate management & development)	177,264	2,940
	Husqvarna AB Class “B” (Household durables)	348,823	3,466
	Intrum Justitia AB (Commercial services & supplies)	131,329	4,458
	SKF AB Class “B” (Machinery)	629,109	12,747
	Swedbank AB Class “A” (Banks)	821,554	20,020
			57,406
	Switzerland—4.8%
	Adecco Group AG (Professional services)	184,280	14,010
	Belimo Holding AG (Building products)	400	1,724
*	Cembra Money Bank AG (Consumer finance)	39,784	3,763
*	dormakaba Holding AG (Building products)	3,942	3,424
*	Dufry AG (Specialty retail)	33,640	5,511
*	Glencore plc (Metals & mining)	5,933,882	22,197
	Logitech International S.A. (Technology hardware, storage & peripherals)	114,678	4,216
*	Lonza Group AG (Life sciences tools & services)	113,698	24,580
	Partners Group Holding AG (Capital markets)	28,496	17,667
*	UBS Group AG (Capital markets)	485,619	8,224
			105,316

	Japan—17.8%
	Asahi Group Holdings, Ltd. (Beverages)	531,100	19,964
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	84,400	3,835
	Asahi Kasei Corporation (Chemicals)	1,616,000	17,349
	Bandai Namco Holdings, Inc. (Leisure products)	281,500	9,586
	Daifuku Co., Ltd. (Machinery)	127,000	3,788
	Daikin Industries, Ltd. (Building products)	199,600	20,355
	FANUC Corporation (Machinery)	93,500	18,002
	Fuji Electric Co., Ltd. (Electrical equipment)	648,000	3,411
	Haseko Corporation (Household durables)	370,300	4,491
	Hitachi Chemical Co., Ltd. (Chemicals)	170,100	5,066
	Hoya Corporation (Health care equipment & supplies)	346,800	17,985
	Izumi Co., Ltd. (Multiline retail)	34,300	1,946
	Kao Corporation (Personal products)	456,700	27,091
	Keyence Corporation (Electronic equipment, instruments & components)	47,500	20,837
	Koito Manufacturing Co., Ltd. (Auto components)	97,200	4,995
	Kose Corporation (Personal products)	32,200	3,513

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
*	LINE Corporation—ADR (Software)	92,719	$3,225
	Lion Corporation (Household products)	198,000	4,095
	MinebeaMitsumi, Inc. (Machinery)	229,000	3,675
	MISUMI Group, Inc. (Trading companies & distributors)	192,500	4,392
	Mitsubishi UFJ Financial Group, Inc. (Banks)	4,894,300	32,845
	Mitsui Mining & Smelting Co., Ltd. (Metals & mining)	1,027,250	4,009
	Nabtesco Corporation (Machinery)	113,300	3,289
	Nichias Corporation (Building products)	289,000	3,338
	Nihon M&A Center, Inc. (Professional services)	137,700	5,032
	Nitori Holdings Co., Ltd. (Specialty retail)	82,400	11,018
	Nomura Research Institute, Ltd. (IT services)	144,400	5,681
	Oracle Corporation Japan (Software)	46,200	2,994
	Park24 Co., Ltd. (Commercial services & supplies)	159,100	4,040
	Pola Orbis Holdings, Inc. (Personal products)	154,000	4,056
*	Renesas Electronics Corporation (Semiconductors & semiconductor equipment)	501,500	4,365
	SCSK Corporation (IT services)	104,200	4,669
	Shimamura Co., Ltd. (Specialty retail)	39,000	4,771
	Shionogi & Co., Ltd. (Pharmaceuticals)	403,500	22,454
	Sony Corporation (Household durables)	295,275	11,252
	Start Today Co., Ltd. (Internet & direct marketing retail)	151,500	3,724
	Suruga Bank, Ltd. (Banks)	144,500	3,497
	Taisei Corporation (Construction & engineering)	797,000	7,270
	TechnoPro Holdings, Inc. (Professional services)	45,400	1,824
	Temp Holdings Co., Ltd. (Professional services)	160,400	3,003
	TIS, Inc. (IT services)	126,100	3,498
	Tokio Marine Holdings, Inc. (Insurance)	423,100	17,496
	Tokyo Electron, Ltd. (Semiconductors & semiconductor equipment)	127,900	17,239
	Tsuruha Holdings, Inc. (Food & staples retailing)	32,800	3,479
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	111,500	4,555
			386,999

	Emerging Asia—15.8%
	China—8.4%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	268,885	37,886
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	1,275,500	4,435
	China Overseas Land & Investment, Ltd. (Real estate management & development)	4,152,000	12,152

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	59

Institutional International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	3,922,000	$5,727
*	Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	250,616	13,498
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	39,687,000	26,788
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	6,324,000	41,674
*	SINA Corporation (Internet software & services)†	53,443	4,541
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	333,000	2,986
	Tencent Holdings, Ltd. (Internet software & services)	904,700	32,353
*	Weibo Corporation—ADR (Internet software & services)	5,344	355
			182,395
	India—4.1%
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	112,847	1,114
	Britannia Industries, Ltd. (Food products)	107,077	6,120
*	Eicher Motors, Ltd. (Machinery)	12,729	5,319
	HCL Technologies, Ltd. (IT services)	403,312	5,312
	HDFC Bank, Ltd. (Banks)	679,235	17,390
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	221,953	3,716
	IndusInd Bank, Ltd. (Banks)	296,217	6,792
*	MakeMyTrip, Ltd. (Internet & direct marketing retail)†	59,856	2,008
	Maruti Suzuki India, Ltd. (Automobiles)	128,229	14,286
*	Motherson Sumi Systems, Ltd. (Auto components)	592,722	4,237
	UPL, Ltd. (Chemicals)	334,777	4,366
	Voltas, Ltd. (Construction & engineering)	677,715	4,801
	Yes Bank, Ltd. (Banks)	557,318	12,639
			88,100
	Indonesia—0.5%
	PT Bank Central Asia Tbk (Banks)	8,688,600	11,833

	South Korea—1.8%
	Hyosung Corporation (Chemicals)	16,248	2,379
	LG Innotek Co., Ltd. (Electronic equipment, instruments & components)	27,943	4,030
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	15,158	31,491
	Yuhan Corporation (Pharmaceuticals)	6,726	1,446
			39,346
	Taiwan—0.8%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	506,051	17,692

	Thailand—0.2%
	PTT Global Chemical PCL (Chemicals)	2,029,400	4,092

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—13.9%
	3i Group plc (Capital markets)	1,196,518	$14,065
	Babcock International Group plc (Commercial services & supplies)	339,378	3,892
	BAE Systems plc (Aerospace & defense)	1,891,378	15,606
	Bellway plc (Household durables)	203,817	7,897
	British American Tobacco plc (Tobacco)	493,968	33,674
	Bunzl plc (Trading companies & distributors)	325,474	9,699
	Burberry Group plc (Textiles, apparel & luxury goods)	508,664	11,004
	Cineworld Group plc (Media)	356,423	3,259
	Close Brothers Group plc (Capital markets)	158,650	3,118
	Compass Group plc (Hotels, restaurants & leisure)	1,369,627	28,899
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	625,489	2,394
	Fevertree Drinks plc (Beverages)	155,199	3,446
	GlaxoSmithKline plc (Pharmaceuticals)	1,436,874	30,608
	Halma plc (Electronic equipment, instruments & components)	243,078	3,483
	Hiscox, Ltd. (Insurance)	489,584	8,079
	Intermediate Capital Group plc (Capital markets)	390,696	4,236
	Intertek Group plc (Professional services)	157,064	8,627
	Jupiter Fund Management plc (Capital markets)	690,129	4,539
*	Metro Bank plc (Banks)	46,692	2,182
	Micro Focus International plc (Software)	236,357	6,991
	Moneysupermarket.com Group plc (Internet software & services)	585,201	2,696
	Playtech plc (Software)	337,632	4,182
	Provident Financial plc (Consumer finance)	157,263	4,983
	Renishaw plc (Electronic equipment, instruments & components)	68,982	3,252
	Segro plc (Equity REIT)	811,465	5,170
	Spirax-Sarco Engineering plc (Machinery)	94,696	6,599
	Synthomer plc (Chemicals)	495,904	3,153
	UBM plc (Media)	206,410	1,855
	Unilever plc (Personal products)	639,811	34,625
	Victrex plc (Chemicals)	133,112	3,252
	WH Smith plc (Specialty retail)	225,501	5,037
	Wolseley plc (Trading companies & distributors)	209,126	12,837
	WPP plc (Media)	418,470	8,797
			302,136

	Western Hemisphere—3.8%
	Canada—3.7%
	Canadian National Railway Co. (Road & rail)	404,851	32,849
	Constellation Software, Inc. (Software)	15,815	8,274
	Dollarama, Inc. (Multiline retail)	90,060	8,605
	Finning International, Inc. (Trading companies & distributors)	137,777	2,701

See accompanying Notes to Financial Statements.

60	Semiannual Report	June 30, 2017

Institutional International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	Canada—(continued)
	Lundin Mining Corporation (Metals & mining)	792,125	$4,502
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	807,667	23,598
			80,529
	United States—0.1%
	Shire plc (Biotechnology)	42,434	2,342

	Asia—3.3%
	Australia—1.3%
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	93,606	3,747
	Downer EDI, Ltd. (Commercial services & supplies)	937,500	4,619
	Macquarie Group, Ltd. (Capital markets)	298,745	20,321
			28,687
	Hong Kong—2.0%
	AIA Group, Ltd. (Insurance)	2,385,263	17,429
	ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	283,000	3,824
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	3,459,000	21,000
			42,253

	Emerging Latin America—3.2%
	Brazil—1.1%
	AMBEV S.A.—ADR (Beverages)	2,915,379	16,005
	Cia de Saneamento Basico do Estado de Sao Paulo (Water utilities)	274,700	2,625
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	233,900	2,395
	M Dias Branco S.A. (Food products)	129,800	1,932
			22,957
	Mexico—1.2%
	Arca Continental S.A.B. de C.V. (Beverages)	954,070	7,178
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	2,505,400	15,896
	Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	1,734,400	3,356
			26,430
	Peru—0.9%
	Credicorp, Ltd. (Banks)†	110,457	19,815
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—1.6%
	Georgia—0.2%
	BGEO Group plc (Banks)	79,102	$3,600

	Hungary—0.3%
	MOL Hungarian Oil & Gas plc (Oil, gas & consumable fuels)	83,140	6,526

	Russia—0.2%
*	X5 Retail Group N.V.—GDR (Food & staples retailing)	91,224	3,161

	South Africa—0.6%
	Bid Corporation, Ltd. (Food & staples retailing)	182,791	4,181
	Bidvest Group, Ltd. (Industrial conglomerates)	182,791	2,202
	RMB Holdings, Ltd. (Diversified financial services)	628,218	2,821
	Sanlam, Ltd. (Insurance)	971,781	4,813
			14,017
	United Arab Emirates—0.3%
	Dubai Islamic Bank PJSC (Banks)	4,653,465	7,221

	Total Common Stocks—96.7% (cost $1,787,225)		2,102,569

	Preferred Stocks
	Brazil—1.3%
	Itau Unibanco Holding S.A. (Banks)	2,255,000	25,015
*	Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,060,800	3,961
			28,976
	Germany—0.5%
	Fuchs Petrolub SE (Chemicals)	85,711	4,667
	Sartorius AG (Health care equipment & supplies)	57,752	5,572
			10,239
	Total Preferred Stocks—1.8% (cost $39,052)		39,215

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $39,063, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$39,063	39,063

	Total Repurchase Agreement—1.8% (cost $39,063)		39,063

	Total Investments—100.3% (cost $1,865,340)		2,180,847
	Liabilities, plus cash and other assets—(0.3)%		(5,496)
	Net assets—100.0%		$2,175,351

ADR = American Depository Receipt
GDR = Global Depository Receipt

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	61

Institutional International Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2017.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2017.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.5%
Industrials	17.9%
Information Technology	16.7%
Consumer Discretionary	13.3%
Consumer Staples	8.3%
Health Care	8.2%
Materials	6.5%
Energy	3.0%
Real Estate	2.2%
Utilities	1.1%
Telecommunication Services	0.3%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	27.1%
Japanese Yen	17.9%
British Pound Sterling	15.7%
Hong Kong Dollar	7.9%
U.S. Dollar	7.0%
Indian Rupee	4.0%
Swiss Franc	3.9%
Canadian Dollar	3.8%
Swedish Krona	2.7%
Danish Krone	2.0%
South Korean Won	1.8%
Brazilian Real	1.7%
Australian Dollar	1.3%
Mexican Peso	1.2%
All Other Currencies	2.0%
Total	100.0%

During the period ended June 30, 2017, the Fund sold its investment in William Blair China A-Share Fund, LLC, an affiliated fund.

	Share Activity					Period Ended June 30, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 6/30/2017	Value 6/30/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	6,312	—	6,312	—	$—	$—	$36	$(39)

See accompanying Notes to Financial Statements.

62	Semiannual Report	June 30, 2017

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 16.63% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 15.56%.

The Fund’s six-month outperformance relative to the Index was supported by favorable sector and geographic stock selection. From a sector perspective, Healthcare and Consumer Discretionary stock selection were primary contributors to the Fund’s relative performance. The Fund’s overweighting to and stock selection within the Financials sector also contributed to the Fund’s relative performance. Within Healthcare, the Fund’s holdings in European-based pharmaceutical stocks Ipsen (France) and Recordati (Italy) were leading contributors to performance, supported by good operating trends during the period. Ipsen’s first quarter sales growth was ahead of consensus estimates, driven by neuroendocrine tumor drug Somatuline and Botox competitor Dysport. Recordati’s share price was supported by the company’s preannouncement of strong Q1 sales results that demonstrated strong organic growth trends. Within the Consumer Discretionary sector, China Lodging was a notable contributor to relative performance, driven by stronger pricing and occupancy improvement in its economy hotels segment, which led to solid quarterly earnings results. These positive effects were partially offset by stock selection in the Information Technology (“IT”) and Energy sectors. Within IT, China-based Hollysys Automation Technologies detracted, hampered by market share losses and a weaker outlook for its industrial automation business. Taiwanese ecommerce entity PChome Online’s share price was adversely impacted by disappointing sales growth and profit margins, driven by increased competition from international competitors. Within Energy, Canadian exploration companies Whitecap Resources and Raging River Exploration were negatively impacted by oil price weakness during the period. From a geographic perspective, the Fund’s outperformance was driven largely by positive stock selection in China, Japan and the UK, which more than offset the detrimental impact of stock selection in Canada.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

June 30, 2017	William Blair Funds	63

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	16.63%	16.16%	3.32%	9.84%	3.45%
Class I	16.85	16.47	3.60	10.16	3.78
Institutional Class	16.91	16.63	3.72	10.33	3.95
MSCI ACW Ex-U.S. Small Cap Index (net)	15.56	20.32	3.31	10.02	2.91

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64	Semiannual Report	June 30, 2017

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—33.4%
	Austria—0.1%
*	Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	5,548	$363

	Denmark—1.0%
	Royal Unibrew A/S (Beverages)	113,518	5,446

	Finland—0.9%
	Huhtamaki Oyj (Containers & packaging)	127,652	5,030

	France—4.4%
	Alten S.A. (IT services)	59,954	4,950
	Ipsen S.A. (Pharmaceuticals)	15,669	2,145
*	Nexity S.A. (Real estate management & development)	69,538	4,041
	Rubis SCA (Gas utilities)	60,751	6,886
	Sartorius Stedim Biotech (Health care equipment & supplies)	54,514	4,228
	Teleperformance (Professional services)	21,527	2,757
			25,007
	Germany—3.7%
	AURELIUS Equity Opportunities SE & Co KGaA (Capital markets)	73,552	3,951
	CTS Eventim AG & Co KGaA (Media)	103,402	4,573
	GRENKE AG (Diversified financial services)	13,150	2,921
	KION Group AG (Machinery)	76,039	5,812
	Norma Group SE (Machinery)	75,972	3,949
			21,206
	Ireland—3.0%
	Greencore Group plc (Food products)	1,013,078	3,246
*	ICON plc (Life sciences tools & services)†	36,126	3,533
	Kingspan Group plc (Building products)	182,007	6,248
	UDG Healthcare plc (Health care providers & services)	356,374	4,019
			17,046
	Israel—3.4%
	Elbit Systems, Ltd. (Aerospace & defense)	54,964	6,780
	Mizrahi Tefahot Bank, Ltd. (Banks)	239,631	4,362
*	Orbotech, Ltd. (Electronic equipment, instruments & components)†	147,287	4,805
*	Wix.com, Ltd. (Internet software & services)†	51,886	3,611
			19,558
	Italy—6.4%
	Azimut Holding SpA (Capital markets)	273,513	5,483
	Banca IFIS SpA (Diversified financial services)	128,472	5,219
	Brembo SpA (Auto components)	385,287	5,637
	Cerved Information Solutions SpA (Diversified financial services)	436,841	4,675
	DiaSorin SpA (Health care equipment & supplies)	48,086	3,694

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Italy—(continued)
	Industria Macchine Automatiche SpA (Machinery)	38,855	$3,570
	Recordati SpA (Pharmaceuticals)	107,261	4,352
	Salvatore Ferragamo SpA (Textiles, apparel & luxury goods)	144,594	3,856
			36,486
	Luxembourg—0.6%
	Stabilus S.A. (Machinery)	44,533	3,458

	Spain—1.6%
	Atresmedia Corporation de Medios de Comunicaion S.A. (Media)	329,065	3,849
	Cia de Distribucion Integral Logista Holdings S.A. (Air freight & logistics)	211,334	5,556
			9,405
	Sweden—5.5%
	Bilia AB Class “A” (Specialty retail)	139,469	1,378
	Boliden AB (Metals & mining)	133,472	3,643
	Granges AB (Metals & mining)	319,253	2,937
	Indutrade AB (Trading companies & distributors)	172,247	3,946
	Intrum Justitia AB (Commercial services & supplies)	190,026	6,451
	Loomis AB Class “B” (Commercial services & supplies)	99,484	3,566
*	NetEnt AB (Internet software & services)	571,161	4,993
	Thule Group AB (Leisure products)	222,271	4,171
			31,085
	Switzerland—2.8%
*	Cembra Money Bank AG (Consumer finance)	55,910	5,288
*	dormakaba Holding AG (Building products)	4,801	4,171
*	Kardex AG (Machinery)	25,152	2,890
	Straumann Holding AG (Health care equipment & supplies)	6,732	3,830
			16,179

	Japan—19.6%
	Daifuku Co., Ltd. (Machinery)	126,000	3,758
	Haseko Corporation (Household durables)	314,000	3,808
	Hitachi Chemical Co., Ltd. (Chemicals)	182,400	5,433
	Kose Corporation (Personal products)	33,600	3,665
	Meitec Corporation (Professional services)	104,100	4,429
	MISUMI Group, Inc. (Trading companies & distributors)	211,300	4,821
	Nabtesco Corporation (Machinery)	182,300	5,292
	Nichias Corporation (Building products)	294,000	3,395
	Nihon M&A Center, Inc. (Professional services)	147,900	5,404
	Nissan Chemical Industries, Ltd. (Chemicals)	168,400	5,555
	Okamoto Industries, Inc. (Chemicals)	273,000	3,172
	Oracle Corporation Japan (Software)	92,200	5,976

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	65

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Park24 Co., Ltd. (Commercial services & supplies)	135,700	$3,446
Pola Orbis Holdings, Inc. (Personal products)	164,900	4,343
Relo Group, Inc. (Real estate management & development)	176,700	3,436
Shimamura Co., Ltd. (Specialty retail)	38,500	4,710
Stanley Electric Co., Ltd. (Auto components)	146,300	4,409
Start Today Co., Ltd. (Internet & direct marketing retail)	147,900	3,636
Suruga Bank, Ltd. (Banks)	304,600	7,372
Temp Holdings Co., Ltd. (Professional services)	212,600	3,981
TIS, Inc. (IT services)	133,900	3,714
Tokyo Century Corporation (Diversified financial services)	135,600	5,413
Tsuruha Holdings, Inc. (Food & staples retailing)	42,200	4,476
Ulvac, Inc. (Semiconductors & semiconductor equipment)	57,000	2,737
Zenkoku Hosho Co., Ltd. (Diversified financial services)	125,900	5,143
		111,524

United Kingdom—16.0%
Abcam plc (Biotechnology)	247,015	3,132
Arrow Global Group plc (Consumer finance)	592,509	3,127
Beazley plc (Insurance)	1,144,398	7,275
Big Yellow Group plc (Equity REIT)	423,793	4,372
Burford Capital, Ltd. (Capital markets)	375,964	4,412
Cineworld Group plc (Media)	165,734	1,515
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	589,648	2,257
Elementis plc (Chemicals)	1,163,094	4,455
Fevertree Drinks plc (Beverages)	132,918	2,952
Halma plc (Electronic equipment, instruments & components)	376,388	5,393
Hays plc (Professional services)	2,449,385	5,296
Hill & Smith Holdings plc (Metals & mining)	154,714	2,781
Inchcape plc (Distributors)	294,481	2,894
Intermediate Capital Group plc (Capital markets)	412,097	4,468
Jupiter Fund Management plc (Capital markets)	627,070	4,124
Micro Focus International plc (Software)	92,830	2,746
Playtech plc (Software)	393,613	4,875
Rentokil Initial plc (Commercial services & supplies)	1,036,476	3,689
Spirax-Sarco Engineering plc (Machinery)	53,185	3,706
SSP Group plc (Hotels, restaurants & leisure)	990,753	6,140

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Ted Baker plc (Textiles, apparel & luxury goods)	79,058	$2,461
	Ultra Electronics Holdings plc (Aerospace & defense)	165,166	4,406
	Workspace Group plc (Equity REIT)	419,850	4,870
			91,346

	Emerging Asia—10.9%
	China—2.3%
*	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	59,938	4,836
	Fuyao Glass Industry Group Co., Ltd. Class “H” (Auto components)	964,800	3,695
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	705,000	4,632
			13,163
	India—4.9%
*	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	1,087,098	3,851
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	320,392	5,365
*	Motherson Sumi Systems, Ltd. (Auto components)	686,073	4,904
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	420,199	2,795
*	RBL Bank Ltd.(Banks)	770,847	6,064
	UPL, Ltd. (Chemicals)	373,875	4,876
			27,855
	Indonesia—0.7%
	PT Bank Negara Indonesia Persero Tbk (Banks)	8,179,400	4,050

	Taiwan—2.4%
*	Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,230,000	3,797
	Silicon Motion Technology Corporation—ADR (Semiconductors & semiconductor equipment)	96,774	4,667
	Tripod Technology Corporation (Electronic equipment, instruments & components)	1,627,000	5,183
			13,647
	Thailand—0.6%
	Minor International PCL (Hotels, restaurants & leisure)	2,932,900	3,475

	Asia—4.7%
	Australia—2.6%
	Challenger, Ltd. (Diversified financial services)	615,111	6,307
	DuluxGroup, Ltd. (Chemicals)	799,708	4,266
	Orora, Ltd. (Containers & packaging)	1,822,013	4,005
			14,578

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2017

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—1.6%
	Man Wah Holdings, Ltd. (Household durables)	4,577,200	$4,110
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	2,338,400	5,199
			9,309
	Singapore—0.5%
	SATS, Ltd. (Transportation infrastructure)	725,000	2,691

	Emerging Latin America—4.5%
	Brazil—2.3%
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	405,000	3,960
	EDP - Energias do Brasil S.A. (Electric utilities)	951,400	4,075
	Localiza Rent a Car S.A. (Road & rail)	352,795	4,808
			12,843
	Mexico—2.2%
	Gentera S.A.B. de C.V. (Consumer finance)	2,785,500	4,181
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	24,594	5,175
	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Transportation infrastructure)	283,400	3,385
			12,741

	Canada—4.1%
	CES Energy Solutions Corporation (Energy equipment & services)	741,320	3,304
	Enerflex, Ltd. (Energy equipment & services)	202,935	2,945
	Finning International, Inc. (Trading companies & distributors)	209,891	4,114
	Intertape Polymer Group, Inc. (Containers & packaging)	107,647	2,050
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	34,417	624
*	Raging River Exploration, Inc. (Oil, gas & consumable fuels)	631,597	3,940
	ShawCor, Ltd. (Energy equipment & services)	89,022	1,818
	Whitecap Resources, Inc. (Oil, gas & consumable fuels)	641,095	4,578
			23,373
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—3.9%
Czech Republic—0.8%
Moneta Money Bank A.S. (Banks)	1,432,770	$4,799

Hungary—0.8%
Richter Gedeon Nyrt (Pharmaceuticals)	171,921	4,493

South Africa—1.5%
AVI, Ltd. (Food products)	637,903	4,632
Bidvest Group, Ltd. (Industrial conglomerates)	249,392	3,004
RMB Holdings, Ltd. (Diversified financial services)	151,037	678
		8,314
Turkey—0.8%
Arcelik A.S. (Household durables)	579,320	4,291

Total Common Stocks—97.1% (cost $461,482)		552,761

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $14,340, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$14,340	14,340

Total Repurchase Agreement—2.5% (cost $14,340)		14,340

Total Investments—99.6% (cost $475,822)		567,101
Cash and other assets, less liabilities—0.4%		1,912
Net assets—100.0%		$569,013

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	67

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	24.3%
Financials	18.9%
Consumer Discretionary	17.8%
Information Technology	10.4%
Materials	8.7%
Health Care	6.0%
Consumer Staples	5.2%
Energy	3.7%
Real Estate	3.0%
Utilities	2.0%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	20.2%
Euro	19.4%
British Pound Sterling	17.9%
Swedish Krona	5.6%
Indian Rupee	5.1%
U.S. Dollar	4.8%
Canadian Dollar	4.2%
Hong Kong Dollar	3.2%
Swiss Franc	2.9%
Australian Dollar	2.6%
Brazilian Real	2.3%
Israeli Shekel	2.0%
New Taiwan Dollar	1.6%
South African Rand	1.5%
Mexican Peso	1.4%
All Other Currencies	5.3%
Total	100.0%

See accompanying Notes to Financial Statements.

68	Semiannual Report	June 30, 2017

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 20.15% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) increased 18.43%.

The Fund’s outperformance versus the Index during the period was driven primarily by favorable stock selection in the Financials and Information Technology (“IT”) sectors, in addition to the Fund’s IT overweighting. Within Financials, India’s HDFC Bank was the top contributor to the Fund’s performance during the period, supported by better than consensus earnings results on higher margins and market share gains. HDFC’s share price rebounded strongly following the Indian government’s surprise demonetization program in late 2016, as HDFC continued to take market share from India’s public sector banks, supported by strong growth in low-cost savings account deposits. Within the IT sector, Chinese e-commerce company Alibaba was the leading contributor to relative performance, supported by strength in its core commerce business, as well as new areas including cloud and payments. Argentina-based e-commerce company MercadoLibre also outperformed during the period, benefiting from positive trends in its key markets of Brazil, Mexico and Argentina. The company reported strong gross merchandise value (GMV) growth and a higher take rate (percentage of the value of transactions that it helps facilitate). Partially offsetting these positive drivers were negative stock selection in the Industrials and Energy sectors. Within Industrials, South Africa-based capital goods company Bidvest Group was the primary detractor, as the stock pulled back after a strong run in 2016 (+106% in USD terms) amid a more challenging macroeconomic and political environment in South Africa. Despite the difficult backdrop, Bidvest’s financial performance was supported by the company’s predominately defensively-oriented, cash generative businesses. Within Energy, Petrobras was the primary detractor from relative performance during the period. In addition to oil price weakness, Petrobras’ share price suffered from concerns about the sustainability of the company’s turnaround in the wake of the corruption investigation involving Brazilian President Temer, including a potential rollback of fuel price liberalization, which would be detrimental to the company’s refining margins. From a geographic perspective, stock selection in China, Russia and India, and an overweight in India, were the primary contributors to the Fund’s six-month outperformance. This more than offset the detrimental effects of overall country positioning, including the overweighting to Brazil and underweightings to China, South Korea and Taiwan.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

June 30, 2017	William Blair Funds	69

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	20.15%	16.73%	0.07%	3.52%	2.71%
MSCI Emerging Markets Index – (net)(a)	18.43	23.75	1.07	3.96	2.50
Class I(b)	20.33	17.07	0.40	3.84	1.04
Institutional Class(b)	20.48	17.13	0.49	3.95	1.16
MSCI Emerging Markets Index (net)(b)	18.43	23.75	1.07	3.96	1.45

(a)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to June 30, 2017.
(b)	Since inception is for the period from March 26, 2008 (Commencement of Operations) to June 30, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

70	Semiannual Report	June 30, 2017

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—68.2%
	China—25.3%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	169,196	$23,840
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	1,214,500	4,223
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	3,624,000	6,600
	CNOOC, Ltd. (Oil, gas & consumable fuels)	3,038,000	3,327
*	Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	102,319	5,511
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	9,022,000	6,090
	NetEase, Inc.—ADR (Internet software & services)	20,334	6,113
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,837,000	12,106
	Sun Art Retail Group, Ltd. (Food & staples retailing)	2,862,500	2,280
	TAL Education Group—ADR (Diversified consumer services)	33,735	4,126
	Tencent Holdings, Ltd. (Internet software & services)	624,900	22,347
*	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	148,102	5,840
			102,403
	India—14.4%
	Asian Paints, Ltd. (Chemicals)	315,855	5,400
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	55,155	544
	HCL Technologies, Ltd. (IT services)	447,046	5,888
	HDFC Bank, Ltd. (Banks)	198,698	5,087
	HDFC Bank, Ltd.—ADR (Banks)	70,835	6,161
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	469,896	11,718
	IndusInd Bank, Ltd. (Banks)	250,291	5,739
	Maruti Suzuki India, Ltd. (Automobiles)	76,451	8,517
	MRF, Ltd. (Auto components)	3,649	3,865
	Tata Motors, Ltd. (Automobiles)	828,432	5,549
			58,468
	Indonesia—4.7%
	PT Astra International Tbk (Automobiles)	5,661,400	3,791
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	4,785,200	5,476
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	18,216,700	6,178
	PT Unilever Indonesia Tbk (Household products)	1,029,000	3,768
			19,213

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Malaysia—1.5%
	Public Bank Bhd (Banks)	1,285,100	$6,083

	South Korea—13.0%
	Coway Co., Ltd. (Household durables)	70,487	6,407
	Hankook Tire Co., Ltd. (Auto components)	108,292	6,020
	LG Chem, Ltd. (Chemicals)	11,149	2,835
	NAVER Corporation (Internet software & services)	7,252	5,311
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	11,209	23,287
	Shinhan Financial Group Co., Ltd. (Banks)	203,714	8,778
			52,638
	Taiwan—6.0%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	33,000	5,261
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	538,225	18,817
			24,078
	Thailand—3.3%
	Airports of Thailand PCL (Transportation infrastructure)	4,898,500	6,814
	CP ALL PCL (Food & staples retailing)	3,576,900	6,607
			13,421

	Emerging Latin America—13.2%
	Argentina—1.2%
	MercadoLibre, Inc. (Internet software & services)	18,624	4,672

	Brazil—5.7%
	AMBEV S.A.—ADR (Beverages)	658,834	3,617
	Banco do Brasil S.A. (Banks)	247,300	2,001
	BM&F BOVESPA S.A. (Capital markets)	816,900	4,870
	CCR S.A (Transportation infrastructure)	833,600	4,252
	Raia Drogasil S.A. (Food & staples retailing)	220,000	4,656
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	166,400	3,894
			23,290
	Chile—0.7%
	Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	82,459	2,723

	Mexico—4.3%
*	Cemex S.A.B. de C.V.—ADR (Construction materials)	411,194	3,874

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	71

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—(continued)
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	66,026	$6,493
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	1,120,300	7,108
			17,475
	Peru—1.3%
	Credicorp, Ltd. (Banks)†	30,221	5,421

	Emerging Europe, Mid-East, Africa—12.5%
	Hungary—1.1%
	OTP Bank plc (Banks)	132,680	4,440

	Russia—2.0%
	Magnit PJSC—GDR (Food & staples retailing)	107,273	3,647
*	Yandex N.V. Class “A” (Internet software & services)†	169,774	4,455
			8,102
	South Africa—7.1%
	Bid Corporation, Ltd. (Food & staples retailing)	238,189	5,448
	Bidvest Group, Ltd. (Industrial conglomerates)	419,490	5,053
	FirstRand, Ltd. (Diversified financial services)	1,583,447	5,707
	Naspers, Ltd. (Media)	63,311	12,316
			28,524
	Turkey—1.2%
	KOC Holding A.S. (Industrial conglomerates)	1,075,344	4,945

	United Arab Emirates—1.1%
	Emaar Properties PJSC (Real estate management & development)	2,174,854	4,607

	Total Common Stocks—93.9% (cost $315,895)		380,503
Issuer		Shares or Principal Amount	Value

	Preferred Stocks
	Brazil—4.0%
	Itau Unibanco Holding S.A. (Banks)	772,950	$8,574
*	Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,985,900	7,415
			15,989
	Total Preferred Stocks—4.0% (cost $16,384)		15,989

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $8,226, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$8,226	8,226

	Total Repurchase Agreement—2.0% (cost $8,226)		8,226

	Total Investments—99.9% (cost $340,505)		404,718
	Cash and other assets, less liabilities—0.1%		555
	Net assets—100.0%		$405,273

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	30.2%
Financials	26.6%
Consumer Discretionary	17.3%
Consumer Staples	9.2%
Industrials	5.3%
Materials	4.8%
Energy	3.8%
Telecommunication Services	1.6%
Real Estate	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Semiannual Report	June 30, 2017

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	26.6%
Hong Kong Dollar	14.4%
South Korean Won	13.3%
Indian Rupee	13.2%
Brazilian Real	9.0%
South African Rand	7.2%
Indonesian Rupiah	4.8%
Thai Baht	3.4%
Mexican Peso	1.8%
Malaysian Ringgit	1.5%
New Taiwan Dollar	1.3%
Turkish Lira	1.2%
UAE Dirham	1.2%
Hungarian Forint	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	73

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 24.02% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 18.11%.

The Fund’s outperformance versus the Index during the period was driven primarily by favorable stock selection across most sectors and countries. From a sector perspective, stock selection in Financials and Information Technology (“IT”) were notable contributors to the Fund’s relative performance, in addition to the Fund’s IT overweighting. Within Financials, India’s HDFC Bank was the top contributor to the Fund’s performance during the period, supported by better than consensus earnings results on higher margins and market share gains. HDFC’s share price rebounded strongly following the Indian government’s surprise demonetization program in late 2016, as HDFC continued to take market share from India’s public sector banks, supported by strong growth in low-cost savings account deposits. Within the IT sector, Chinese e-commerce company Alibaba was the leading contributor to relative performance, supported by strength in its core commerce business, as well as new areas including cloud and payments. Argentina-based e-commerce company MercadoLibre also outperformed during the period, benefiting from positive trends in its key markets of Brazil, Mexico and Argentina. The company reported strong gross merchandise value (GMV) growth and a higher take rate (percentage of the value of transactions that it helps facilitate). Partially offsetting these positive drivers was negative stock selection in the Energy sector. Within Energy, Petrobras was the primary detractor from relative performance during the period. In addition to suffering from oil price weakness, Petrobras’ share price suffered from concerns about the sustainability of the company’s turnaround in the wake of the corruption investigation involving Brazilian President Temer, including a potential rollback of fuel price liberalization, which would be detrimental to the company’s refining margins. From a geographic perspective, stock selection in China, Russia and India, and an overweight in India were the primary contributors to the Fund’s six-month outperformance. This more than offsett the detrimental effects of the Fund’s overall country positioning, including the overweighting to Brazil and underweightings to China, South Korea and Taiwan. Stock selection in Mexico also detracted from relative performance during the period, partially hampered by the Fund’s position in copper miner Grupo Mexico, which did not keep pace with the consumer-led Mexican rally.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

74	Semiannual Report	June 30, 2017

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	24.02%	19.80%	0.96%	4.73%	0.81%
Class I	24.23	20.14	1.23	4.99	1.07
Institutional Class	24.33	20.25	1.32	5.15	1.22
MSCI Emerging Markets IMI (net)	18.11	22.82	1.03	4.09	2.02

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	75

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—75.8%
	China—25.3%
*	3SBio, Inc. (Biotechnology)	2,031,000	$2,695
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	493,132	69,482
*	Autohome, Inc.—ADR (Internet software & services)	84,388	3,828
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	3,702,000	5,216
	China Molybdenum Co., Ltd. Class “H” (Metals & mining)	9,519,000	3,645
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	4,326,000	6,317
	*Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	437,154	23,545
	Geely Automobile Holdings, Ltd. (Automobiles)	7,330,000	15,810
	Haier Electronics Group Co., Ltd. (Household durables)	1,466,000	3,812
	Minth Group, Ltd. (Auto components)	914,000	3,875
*	MMG, Ltd. (Metals & mining)	9,132,000	3,369
*	Momo, Inc.—ADR (Internet software & services)	147,961	5,469
	NetEase, Inc.—ADR (Internet software & services)	75,481	22,692
*	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	126,474	8,915
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	3,305,000	21,779
	Silergy Corporation (Semiconductors & semiconductor equipment)	216,000	4,161
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	1,708,000	15,313
	TAL Education Group—ADR (Diversified consumer services)	56,723	6,938
	Tencent Holdings, Ltd. (Internet software & services)	1,826,660	65,323
	Travelsky Technology, Ltd. Class “H” (IT services)	2,139,000	6,301
*	Weibo Corporation—ADR (Internet software & services)	180,769	12,016
			310,501
	India—21.4%
	Asian Paints, Ltd. (Chemicals)	487,027	8,326
	Bajaj Finance, Ltd. (Consumer finance)	432,419	9,189
*	Bajaj Finserv, Ltd. (Insurance)	80,638	5,124
	Bharat Electronics, Ltd. (Aerospace & defense)	2,174,664	5,457
*	Bharat Financial Inclusion, Ltd. (Consumer finance)	403,552	4,495
*	Eicher Motors, Ltd. (Machinery)	22,449	9,381
	Godrej Consumer Products, Ltd. (Personal products)	182,067	2,732

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Godrej Consumer Products, Ltd. (Personal products)**§	182,067	$2,732
	Havells India, Ltd. (Electrical equipment)	674,863	4,818
	HDFC Bank, Ltd. (Banks)	1,401,930	35,892
	Hindustan Unilever, Ltd. (Household products)	540,025	9,023
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	1,243,826	31,018
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	540,049	9,042
	Indraprastha Gas, Ltd. (Gas utilities)	306,498	5,003
	IndusInd Bank, Ltd. (Banks)	892,935	20,474
	ITC, Ltd. (Tobacco)	2,529,930	12,642
*	MakeMyTrip, Ltd. (Internet & direct marketing retail)†	96,589	3,241
	Maruti Suzuki India, Ltd. (Automobiles)	175,770	19,583
*	Motherson Sumi Systems, Ltd. (Auto components)	961,387	6,872
	Motilal Oswal Financial Services, Ltd. (Capital markets)	178,608	3,167
	Natco Pharma, Ltd. (Pharmaceuticals)	241,867	3,779
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	718,837	4,781
	Pidilite Industries, Ltd. (Chemicals)	304,239	3,794
	Shree Cement, Ltd. (Construction materials)	11,297	2,971
	UPL, Ltd. (Chemicals)	483,301	6,303
	Vakrangee, Ltd. (IT services)	749,300	4,985
	Voltas, Ltd. (Construction & engineering)	565,574	4,007
	Yes Bank, Ltd. (Banks)	796,361	18,061
	Zee Entertainment Enterprises, Ltd. (Media)	717,838	5,458
			262,350
	Indonesia—4.2%
	PT Astra International Tbk (Automobiles)	16,589,200	11,109
	PT Bank Negara Indonesia Persero Tbk (Banks)	11,541,700	5,716
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	15,418,621	17,643
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	35,125,200	11,913
	PT Unilever Indonesia Tbk (Household products)	1,550,200	5,676
			52,057
	Malaysia—0.5%
	Public Bank Bhd (Banks)	1,273,900	6,030

See accompanying Notes to Financial Statements.

76	Semiannual Report	June 30, 2017

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Philippines—1.7%
	Ayala Land, Inc. (Real estate management & development)	7,660,000	$6,034
	BDO Unibank, Inc. (Banks)	2,327,456	5,720
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	677,550	2,739
	Robinsons Retail Holdings, Inc. (Food & staples retailing)	1,637,280	2,823
	Security Bank Corporation (Banks)	700,470	3,012
			20,328
	South Korea—9.5%
	BGF retail Co., Ltd. (Food & staples retailing)	34,829	3,074
	Hana Financial Group, Inc. (Banks)	336,110	13,293
	Hanssem Co., Ltd. (Household durables)	20,120	3,236
*	Hugel, Inc. (Biotechnology)	7,042	3,444
	LG Innotek Co., Ltd. (Electronic equipment, instruments & components)	23,170	3,341
	NAVER Corporation (Internet software & services)	11,925	8,734
*	Samsung Biologics Co., Ltd. (Life sciences tools & services)	27,809	7,097
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	29,804	61,919
	Shinhan Financial Group Co., Ltd. (Banks)	130,347	5,616
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	125,500	7,393
			117,147
	Taiwan—9.7%
	Chailease Holding Co., Ltd. (Diversified financial services)	1,466,000	4,087
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	961,000	3,096
	E.Sun Financial Holding Co., Ltd. (Banks)	6,199,870	3,811
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	865,000	4,194
	Hiwin Technologies Corporation (Machinery)	458,000	3,094
	Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	5,648,000	21,723
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	96,000	15,306
	Silicon Motion Technology Corporation—ADR (Semiconductors & semiconductor equipment)	59,127	2,852

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	998,978	$34,924
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	3,149,000	21,583
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	817,000	4,485
			119,155
	Thailand—3.5%
	Airports of Thailand PCL (Transportation infrastructure)	9,301,700	12,938
	Central Pattana PCL (Real estate management & development)	4,352,800	8,873
	CP ALL PCL (Food & staples retailing)	4,201,400	7,761
	Home Product Center PCL (Specialty retail)	8,025,400	2,268
	Kiatnakin Bank PCL (Banks)	1,689,700	3,557
	Minor International PCL (Hotels, restaurants & leisure)	2,780,000	3,294
	Muangthai Leasing PCL Class “F” (Consumer finance)	3,888,900	3,835
			42,526

	Emerging Latin America—12.8%
	Argentina—2.1%
	Banco Macro S.A.—ADR (Banks)	64,391	5,936
	MercadoLibre, Inc. (Internet software & services)†	57,853	14,514
*	Pampa Energia S.A.—ADR (Electric utilities)	91,887	5,408
			25,858
	Brazil—5.5%
	BB Seguridade Participacoes S.A. (Insurance)	971,000	8,397
	BM&F BOVESPA S.A. (Capital markets)	2,028,600	12,094
	Fleury S.A. (Health care providers & services)	490,400	3,967
	Kroton Educacional S.A. (Diversified consumer services)	1,011,900	4,542
	Localiza Rent a Car S.A. (Road & rail)	418,940	5,710
	Lojas Renner S.A. (Multiline retail)	917,450	7,582
	Multiplan Empreendimentos Imobiliarios S.A. (Real estate management & development)	146,600	2,890
	Qualicorp S.A. (Health care providers & services)	400,800	3,472

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	77

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Raia Drogasil S.A. (Food & staples retailing)	307,700	$6,512
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	326,900	7,649
	WEG S.A. (Machinery)	811,100	4,334
			67,149
	Chile—1.9%
	Banco Santander Chile—ADR (Banks)	414,344	10,529
	S.A.C.I. Falabella (Multiline retail)	634,003	5,210
	Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	211,126	6,971
			22,710
	Mexico—1.8%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	995,100	3,772
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	50,927	5,008
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	396,200	4,465
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	27,304	5,745
	Grupo Mexico S.A.B. de C.V. Class “B” (Metals & mining)	1,157,200	3,251
			22,241
	Panama—0.7%
	Copa Holdings S.A. Class “A” (Airlines)†	72,034	8,428

	Peru—0.8%
	Credicorp, Ltd. (Banks)†	56,170	10,076

	Emerging Europe, Mid-East, Africa—9.4%
	Greece—0.3%
	JUMBO S.A. (Specialty retail)	182,211	3,330

	Hungary—0.9%
	OTP Bank plc (Banks)	252,803	8,461
	Richter Gedeon Nyrt (Pharmaceuticals)	112,052	2,928
			11,389
	Russia—1.4%
*	X5 Retail Group N.V.—GDR (Food & staples retailing)	243,477	8,436
*	Yandex N.V. Class “A” (Internet software & services)†	326,255	8,561
			16,997
	South Africa—5.1%
	Bid Corporation, Ltd. (Food & staples retailing)	208,915	4,778
	Capitec Bank Holdings, Ltd. (Banks)	105,202	6,675
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
South Africa—(continued)
Clicks Group, Ltd. (Food & staples retailing)	615,159	$6,583
FirstRand, Ltd. (Diversified financial services)	1,570,465	5,660
Naspers, Ltd. (Media)	204,180	39,720
		63,416
Turkey—0.8%
Arcelik A.S. (Household durables)	751,127	5,563
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	495,175	4,067
		9,630
United Arab Emirates—0.9%
Emaar Properties PJSC (Real estate management & development)	2,800,351	5,932
First Abu Dhabi Bank PJSC (Banks)	1,756,499	5,021
		10,953
Total Common Stocks—98.0% (cost $940,517)		1,202,271

Preferred Stock
Brazil—1.3%
Itau Unibanco Holding S.A. (Banks)	1,486,860	16,494

Total Preferred Stock—1.3% (cost $16,524)		16,494

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $6,687, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$6,687	6,687

Total Repurchase Agreement—0.6% (cost $6,687)		6,687

Total Investments—99.9% (cost $963,728)		1,225,452
Cash and other assets, less liabilities—0.1%		1,726
Net assets—100.0%		$1,227,178

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.22% of the Fund’s net assets at June 30, 2017.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.22% of the Fund’s net assets at June 30, 2017.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

78	Semiannual Report	June 30, 2017

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	34.6%
Financials	26.2%
Consumer Discretionary	16.0%
Consumer Staples	6.4%
Industrials	6.0%
Materials	3.2%
Health Care	2.8%
Real Estate	1.9%
Energy	1.0%
Telecommunication Services	1.0%
Utilities	0.9%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	23.3%
Indian Rupee	21.2%
Hong Kong Dollar	12.6%
South Korean Won	9.6%
New Taiwan Dollar	7.0%
Brazilian Real	6.9%
South African Rand	5.2%
Indonesian Rupiah	4.3%
Thai Baht	3.5%
Philippine Peso	1.7%
All Other Currencies	4.7%
Total	100.0%

During the period ended June 30, 2017, the Fund sold its investment in William Blair China A-Share Fund, LLC, an affiliated fund.

	Share Activity					Period Ended June 30, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 6/30/2017	Value 6/30/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	12,462	—	12,462	—	$—	$—	$71	$(76)

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	79

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 19.37% increase, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 15.99%.

The Fund’s outperformance in the first half of 2017 was driven primarily by favorable stock selection at the sector and country levels. From a sector perspective, stock selection in Consumer Discretionary, Healthcare and Industrials were leading contributors to the Fund’s relative performance. The overweighting to Financials was also a key contributor. Within Consumer Discretionary, China Lodging Group was the primary contributor to relative performance. The company reported better than expected revenue and earnings, and raised guidance, based on stronger pricing and occupancy improvement in the economy hotels segment. Within Healthcare, Korea-based Samsung Biologics’s shares rallied on approval recommendations from the European Medicines Agency for the company’s product which is biosimilar to Humira – the top-selling biopharma drug in the world. Within Industrials, India tile manufacturer Kajaria Ceramic’s share price rebounded from its 2016 lows incurred after the Indian government’s demonetization announcement. The company reported solid volume growth, and its outlook was supported by expectations for improving housing demand. The largest detractor from a sector perspective was Real Estate, primarily due to stock selection, although the impact was mitigated by the Fund’s significant underweight in the sector. Within Real Estate, Brazilian mall developer Iguatemi Empresa’s share price was hampered by concerns about the macroeconomic environment following renewed political turmoil involving President Temer, which threatened to delay further reductions in the country’s benchmark lending rate. From a country perspective, stock selection in China and the overweighting in India were the top contributors to the Fund’s relative performance, partially offset by stock selection in Taiwan. Within Taiwan, semiconductor equipment company Silicon Motion Technology’s share price weakened on lower sales guidance due to management’s caution on near-term demand trends for its NAND controllers. Further detracting from the Fund’s performance were its underweightings to China, Korea and Malaysia, and its overweighting to Pakistan.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32 for additional information.

80	Semiannual Report	June 30, 2017

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception
Class N(a)	19.37%	12.03%	2.89%	10.60%	11.32%
Class I(a)	19.61	12.44	3.21	10.92	11.64
MSCI Emerging Markets Small Cap Index (net)(a)	15.99	17.03	0.81	5.15	4.60
Institutional Class(b)	19.65	12.48	3.28	—	8.66
MSCI Emerging Markets Small Cap Index (net)(b)	15.99	17.03	0.81	—	3.01

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2017.

(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2017	William Blair Funds	81

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—70.5%
	China—12.5%
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	864,000	$1,217
*	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	77,187	6,228
	Fuyao Glass Industry Group Co. Ltd. Class “H” (Auto components)	1,716,400	6,573
*	Haier Electronics Group Co., Ltd. (Household durables)	787,000	2,046
	Haitian International Holdings, Ltd. (Machinery)	1,067,000	2,993
	Kingboard Laminates Holdings, Ltd. (Electronic equipment, instruments & components)	2,454,500	2,962
	Minth Group, Ltd. (Auto components)	764,000	3,239
	Silergy Corporation (Semiconductors & semiconductor equipment)	159,000	3,063
*	SINA Corporation (Internet software & services)†	36,235	3,079
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	537,000	4,815
	Tarena International, Inc.—ADR (Diversified consumer services)	107,205	1,920
	Tongda Group Holdings, Ltd. (Electronic equipment, instruments & components)	11,550,000	3,417
	Travelsky Technology, Ltd. Class “H” (IT services)	1,368,000	4,030
*	Weibo Corporation—ADR (Internet software & services)	3,718	247
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	186,000	700
			46,529
	India—27.6%
*	Aarti Industries (Chemicals)	75,585	1,076
	Astral Polytechnik, Ltd. (Building products)	181,526	1,927
	Bajaj Finance, Ltd. (Consumer finance)	286,644	6,091
	Balkrishna Industries, Ltd. (Auto components)	119,036	3,062
	Berger Paints India, Ltd. (Chemicals)	696,740	2,662
	Bharat Electronics, Ltd. (Aerospace & defense)	1,278,790	3,209
	Bharat Forge, Ltd. (Auto components)	100,262	1,697
	Can Fin Homes, Ltd. (Thrifts & mortgage finance)	51,124	2,559
*	Ceat, Ltd. (Auto components)	46,324	1,289
	City Union Bank, Ltd. (Banks)	1,174,087	3,228
*	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	711,506	2,521
*	Dalmia Bharat, Ltd. (Construction materials)	50,574	1,940
	Edelweiss Financial Services, Ltd. (Capital markets)	1,018,387	3,012
*	Eicher Motors, Ltd. (Machinery)	6,653	2,780

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Federal Bank, Ltd. (Banks)	1,534,794	$2,681
	Finolex Industries, Ltd. (Chemicals)	212,929	1,992
	Godrej Consumer Products, Ltd. (Personal products)	129,184	1,938
*	Godrej Consumer Products, Ltd. (Personal products)**§	108,897	1,634
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	760,001	5,244
	Havells India, Ltd. (Electrical equipment)	361,680	2,582
	IIFL Holdings Ltd. (Capital markets)	198,367	1,858
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	184,080	3,082
	Indraprastha Gas, Ltd. (Gas utilities)	140,537	2,294
	Kajaria Ceramics, Ltd. (Building products)	273,827	2,806
	LIC Housing Finance, Ltd. (Thrifts & mortgage finance)	195,452	2,250
	Mahanagar Gas, Ltd. (Gas utilities)	319,355	4,891
*	Motherson Sumi Systems, Ltd. (Auto components)	567,956	4,060
	Natco Pharma, Ltd. (Pharmaceuticals)	142,955	2,234
*	Oberoi Realty, Ltd. (Real estate management & development)	9,783	54
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	536,717	3,570
	Pidilite Industries, Ltd. (Chemicals)	167,705	2,091
	PVR, Ltd. (Media)	91,854	2,001
*	RBL Bank Ltd. (Banks)	190,160	1,496
*	SKS Microfinance, Ltd. (Consumer finance)	235,216	2,620
	Supreme Industries, Ltd. (Chemicals)	113,507	2,134
	The India Cements, Ltd. (Construction materials)	690,733	2,103
	UPL, Ltd. (Chemicals)	159,219	2,077
	VA Tech Wabag, Ltd. (Water utilities)	168,535	1,799
	Vakrangee, Ltd. (IT services)	605,754	4,030
	Voltas, Ltd. (Construction & engineering)	333,689	2,364
			102,938
	Indonesia—1.9%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	16,568,500	1,318
	PT Bank Tabungan Negara Persero Tbk (Banks)	29,235,900	5,703
			7,021
	Malaysia—4.0%
	Bursa Malaysia Bhd (Capital markets)	766,200	1,892
	Cahya Mata Sarawak Bhd (Industrial conglomerates)	405,200	380
	Globetronics Technology Bhd (Semiconductors & semiconductor equipment)	685,900	973
	Inari Amertron Bhd (Electronic equipment, instruments & components)	5,325,000	2,617
	Malaysia Airports Holdings Bhd (Transportation infrastructure)	1,498,100	2,987

See accompanying Notes to Financial Statements.

82	Semiannual Report	June 30, 2017

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Malaysia—(continued)
	My EG Services Bhd (IT services)	5,341,600	$2,725
	Pos Malaysia BHD (Air freight & logistics)	889,500	1,098
	TIME dotCom Bhd (Diversified telecommunication services)	598,200	1,352
	VS Industry Bhd (Electronic equipment, instruments & components)	1,948,800	940
			14,964
	Pakistan—0.4%
	Honda Atlas Cars Pakistan, Ltd. (Automobiles)	185,900	1,525

	Philippines—1.1%
*	Bloomberry Resorts Corporation (Hotels, restaurants & leisure)	13,547,200	2,483
	Security Bank Corporation (Banks)	418,110	1,798
			4,281
	South Korea—10.1%
*	Advanced Process Systems Corporation (Semiconductors & semiconductor equipment)	33,306	1,435
	DGB Financial Group, Inc. (Banks)	262,163	2,704
	Douzone Bizon Co., Ltd. (Software)	82,446	2,219
	E-MART, Inc. (Food & staples retailing)	4,825	989
	GS Retail Co., Ltd. (Food & staples retailing)	20,861	941
	Hanssem Co., Ltd. (Household durables)	5,620	904
*	Hugel, Inc. (Biotechnology)	7,228	3,535
	Hyosung Corporation (Chemicals)	13,766	2,015
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	57,133	2,996
	Korea Investment Holdings Co., Ltd. (Capital markets)	41,108	2,519
	Korea Kolmar Co., Ltd. (Personal products)	14,698	927
	LG Innotek Co., Ltd. (Electronic equipment, instruments & components)	27,984	4,036
	Loen Entertainment, Inc. (Media)	11,575	884
	Modetour Network, Inc. (Hotels, restaurants & leisure)	68,202	1,887
*	Samsung Biologics Co., Ltd. (Life sciences tools & services)	12,300	3,139
	SFA Engineering Corporation (Electronic equipment, instruments & components)	68,364	2,686
*	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	75,266	1,950
	Yuhan Corporation (Pharmaceuticals)	9,316	2,003
			37,769
	Taiwan—8.6%
	Accton Technology Corporation (Communications equipment)	733,000	1,870
	Airtac International Group (Machinery)	252,000	2,978
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	115,000	2,556

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Chailease Holding Co., Ltd. (Diversified financial services)	1,177,000	$3,281
	Chicony Power Technology Co., Ltd. (Electrical equipment)	655,000	1,361
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	696,000	2,242
	E Ink Holdings, Inc. (Electronic equipment, instruments & components)	1,275,000	1,186
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	731,000	3,544
	Gourmet Master Co., Ltd. (Hotels, restaurants & leisure)	204,600	2,206
	Hiwin Technologies Corporation (Machinery)	276,000	1,865
	Merry Electronics Co., Ltd. (Electronic equipment, instruments & components)	301,000	1,870
*	Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	677,000	2,090
	Silicon Motion Technology Corporation— ADR (Semiconductors & semiconductor equipment)	48,815	2,354
	Tripod Technology Corporation (Electronic equipment, instruments & components)	872,000	2,778
			32,181
	Thailand—3.9%
	Hana Microelectronics PCL (Electronic equipment, instruments & components)	1,317,200	1,949
	KCE Electronics PCL (Electronic equipment, instruments & components)	737,900	2,357
	Kiatnakin Bank PCL (Banks)	702,700	1,479
	Minor International PCL (Hotels, restaurants & leisure)	3,118,900	3,696
	Muangthai Leasing PCL Class “F” (Consumer finance)	2,779,900	2,741
	Tisco Financial Group PCL (Banks)	992,400	2,220
			14,442
	Vietnam—0.4%
	Hoa Phat Group JSC (Metals & mining)	1,138,610	1,603

	Emerging Europe, Mid-East, Africa—15.7%
	Georgia—0.4%
	BGEO Group plc (Banks)	30,745	1,399

	Greece—2.4%
	JUMBO S.A. (Specialty retail)	139,288	2,545
	Motor Oil Hellas Corinth Refineries S.A. (Oil, gas & consumable fuels)	142,350	3,101
	OPAP S.A. (Hotels, restaurants & leisure)	300,935	3,403
			9,049
	Hungary—0.7%
	Richter Gedeon Nyrt (Pharmaceuticals)	98,393	2,571

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	83

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Kenya—0.7%
	Safaricom, Ltd. (Wireless telecommunication services)	12,964,300	$2,813

	Poland—2.1%
*	ING Bank Slaski S.A. (Banks)	54,915	2,702
	KRUK S.A. (Consumer finance)	64,085	5,327
			8,029
	Romania—1.2%
	Banca Transilvania S.A. (Banks)	6,484,238	4,362

	Russia—0.6%
	TCS Group Holding plc—GDR (Banks)	192,406	2,213

	South Africa—2.4%
	AVI, Ltd. (Food products)	175,868	1,277
	Capitec Bank Holdings, Ltd. (Banks)	74,467	4,725
	Clicks Group, Ltd. (Food & staples retailing)	185,613	1,986
	PSG Group, Ltd. (Diversified financial services)	51,531	945
			8,933
	Turkey—3.8%
	Arcelik A.S. (Household durables)	563,991	4,177
	Aselsan Elektronik Sanayi Ve Ticaret A.S. (Aerospace & defense)	304,361	1,891
	Soda Sanayii A.S. (Chemicals)	1,046,637	1,952
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	318,880	2,619
	Trakya Cam Sanayi A.S. (Building products)	1,175,719	1,293
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	2,504,711	1,011
	Turkiye Sise ve Cam Fabrikalari A.S. (Industrial conglomerates)	1,115,488	1,458
			14,401
	United Arab Emirates—1.4%
	NMC Health plc (Health care providers & services)	181,609	5,171

	Emerging Latin America—11.9%
	Argentina—3.4%
	Banco Macro S.A.—ADR (Banks)	34,861	3,214
	Grupo Financiero Galicia S.A.—ADR (Banks)	86,604	3,693
*	IRSA Inversiones y Representaciones S.A.—ADR (Real estate management & development)	40,341	973
*	Pampa Energia S.A.—ADR (Electric utilities)	59,908	3,525
*	Transportadora de Gas del Sur S.A. Class “B” —ADR (Oil, gas & consumable fuels)	76,759	1,275
			12,680

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—4.7%
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	523,300	$5,116
	EcoRodovias Infraestrutura e Logistica S.A. (Transportation infrastructure)	787,000	2,459
	Fleury S.A. (Health care providers & services)	363,400	2,940
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	113,200	1,125
	Localiza Rent a Car S.A. (Road & rail)	136,365	1,858
	Multiplan Empreendimentos Imobiliarios S.A. (Real estate management & development)	56,400	1,112
	Qualicorp S.A. (Health care providers & services)	240,800	2,086
	Raia Drogasil S.A. (Food & staples retailing)	44,600	944
			17,640
	Chile—0.5%
	Parque Arauco S.A. (Real estate management & development)	657,786	1,657

	Mexico—3.2%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	613,400	2,325
*	Banco del Bajio S.A. (Banks)	1,021,700	1,797
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	340,800	2,053
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	298,900	3,368
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	449,400	2,395
			11,938
	Uruguay—0.1%
*	Arcos Dorados Holdings, Inc. Class “A” (Hotels, restaurants & leisure)†	71,106	530

	Total Common Stocks—98.1% (cost $303,596)		366,639

	Preferred Stock
	Brazil—0.2%
	Banco ABC Brasil S.A. (Banks)	151,200	766

	Total Preferred Stock—0.2% (cost $891)		766

See accompanying Notes to Financial Statements.

84	Semiannual Report	June 30, 2017

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $6,968, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$6,968	$6,968

Total Repurchase Agreement—1.9% (cost $6,968)		6,968

Total Investments—100.2% (cost $311,455)		374,373
Liabilities, plus cash and other assets—(0.2)%		(869)
Net assets—100.0%		$373,504

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.44% of the Fund’s net assets at June 30, 2017.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.44% of the Fund’s net assets at June 30, 2017.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.7%
Information Technology	19.9%
Consumer Discretionary	19.1%
Industrials	12.1%
Health Care	6.6%
Materials	6.0%
Utilities	4.1%
Consumer Staples	2.9%
Energy	2.2%
Real Estate	1.3%
Telecommunication Services	1.1%
Total	100.0%

At June 30, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	28.0%
South Korean Won	10.3%
New Taiwan Dollar	8.9%
Hong Kong Dollar	8.7%
U.S. Dollar	8.0%
Brazilian Real	5.0%
Malaysian Ringgit	4.1%
Thai Baht	3.9%
Turkish Lira	3.9%
Mexican Peso	3.2%
Euro	2.5%
South African Rand	2.4%
Polish Zloty	2.2%
Indonesian Rupiah	1.9%
British Pound Sterling	1.8%
Romanian Leu	1.2%
Philippine Peso	1.2%
All Other Currencies	2.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	85

Fixed Income Market Review and Outlook

Investment-grade bonds generated gains during the first half of 2017, as short-term and longer-term interest rates moved in opposite directions. The Bloomberg Barclays U.S. Aggregate Bond Index returned +2.27% year-to-date, with all major market segments enjoying positive results.

The Federal Open Market Committee (“FOMC”) increased policy rates twice during the past six months, and short-term interest rates have risen in coordination with actual and perceived FOMC rate hikes. The fed funds futures market carried an implied probability that the FOMC will increase the federal funds rate one additional time during calendar year 2017, in December.

Meanwhile, the FOMC is also plotting to reduce its participation in large-scale asset purchases. Although the Federal Reserve (the “Fed”) has ended its formal quantitative easing programs, the FOMC continues to purchase agency mortgage-backed securities as it receives principal and interest payments from its balance sheet holdings, a practice known as “FedTrade.” The FOMC announced in June that they plan to end “FedTrade” and reduce the size of the balance sheet later in 2017. The market has digested the FOMC’s hawkish actions and well-communicated plans, as evidenced by declines in implied volatility for Treasury rates throughout the yield curve.

Longer-term Treasury rates declined in spite of the Fed’s plans to raise short-term rates and reduce its balance sheet. Longer-term interest rates remained at levels above those that prevailed before the U.S. presidential election of 2016. Treasury Inflation-Protected Securities (TIPS) underperformed similar-maturity, fixed-rate Treasury notes and bonds as market-implied inflation expectations declined year-to-date.

Agency mortgage-backed securities (“agency MBS”) generated positive total returns but underperformed comparable-duration Treasuries. The best-performing segments of the agency MBS market were lower-coupon 30-year pools that the FOMC has targeted in “FedTrade” to suppress mortgage rates, such as 30-year 3.0%, 3.5%, and 4.0% pools. Higher-coupon segments underperformed those lower-coupon segments year-to-date.

Corporate bonds have generated strong returns year-to-date, both total returns and duration-adjusted returns. Corporate bonds of all credit qualities and sectors and across the yield curve produced gains year-to-date. High yield corporate bonds have outperformed investment-grade corporate bonds year-to-date, and corporate bonds domiciled in emerging markets have generated strong gains.

We believe that the FOMC will continue to raise the federal funds rate at a measured pace throughout the remainder of 2017. The U.S. economy is growing; forecasters predict a real GDP growth rate of approximately 2.0% during 2016 and 2017. In addition, the U.S. labor market is adding jobs at a robust pace. However, recent indicators of inflation have revealed slower-than-desired inflation. Wage inflation has tapered after strong readings throughout 2016. Macroeconomic theory predicts that a robust labor market creates wage inflation, which in turn spurs broader inflation. We believe that the FOMC will raise rates so long as inflationary pressures do not deteriorate.

We believe that the FOMC’s plans to reduce the size of the Fed’s balance sheet will be executed with little disruption to the markets. We believe this is attributable, in part, to the FOMC’s strong communication efforts with adequate advance notice. In addition, remarks by FOMC members indicate that the FOMC will err on the side of conservatism, with initial sales being relatively small and subject to a monthly cap. However, we believe the lower-coupon MBS that was purchased by the Fed will underperform higher-coupon alternatives when the FOMC ends their campaign of purchasing agency MBS.

TIPS have market-implied breakeven inflation rates that have declined and are below the lower bound of the FOMC’s stated target range of 2.0%-2.5%. We believe TIPS are an attractive alternative to fixed-rate Treasuries to mitigate the effects of rising rates driven by accelerating inflationary pressures.

We believe that spread sectors are poised to lead the market over the longer term. Corporate risk premiums are at levels near their longer-term averages, and risk premiums of higher-coupon segments of the agency MBS market remain attractive. In addition, we believe Treasuries and lower-coupon MBS are likely to struggle as the FOMC tightens the fed funds rate and embarks on reducing the size of the Fed’s balance sheet.

We believe that higher-coupon segments (coupon rates of 5.0% and above for 30-year) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers are in-the-money to refinance their loan. We believe this risk can be mitigated by focusing on pools comprised of borrowers that do not have the economic incentive to refinance their loans: low-loan balance pools.

We believe that opportunities remain in the corporate bond market despite risk spreads near their longer-term averages. We remain concerned about company-specific risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive LBO activity.

86	Semiannual Report	June 30, 2017

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) posted a 2.09% return, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 2.27%.

Multiple factors detracted from the Fund’s performance relative to the Index year-to-date. Positioning within mortgage-backed securities detracted from relative performance, as the Fund was overweight to higher-coupon segments of the market, and these segments underperformed lower-coupon segments. The Fund’s allocation to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from relative performance as market-implied inflation expectations declined. Finally, the Fund’s position in a bond issued by JBS USA had a negative impact on performance.

Sector allocation had a favorable impact on the Fund’s relative performance. The Fund was overweight to corporate bonds, and this was additive to performance as corporate bonds outperformed other segments of the market. Within the corporate bond sector, positions in bonds issued by Mexichem, HSBC, YUM! Brands, Triumph Group, UBS, and Citigroup contributed to the Fund’s relative performance.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 86 for additional information.

June 30, 2017	William Blair Funds	87

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.09%	1.14%	2.30%	2.82%	5.03%
Class I	2.22	1.37	2.48	3.00	5.21
Institutional Class	2.26	1.44	2.56	3.11	5.34
Bloomberg Barclays U.S. Aggregate Index	2.27	(0.31)	2.48	2.21	4.48

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

88	Semiannual Report	June 30, 2017

Bond Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—54.3%
U.S. Treasury Inflation Indexed Notes/Bonds—5.1%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$20,691	$28,122

U.S. Treasury—0.8%
U.S. Treasury Floating Rate Note, 1.073%, due 4/30/19 (a)	500	500
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	3,981	3,813
Total U.S. Treasury Obligations		4,313

Federal Home Loan Mortgage Corp. (FHLMC)—18.9%
#G30093, 7.000%, due 12/1/17	1	1
#E96940, 4.500%, due 6/1/18	6	6
#B13747, 5.000%, due 4/1/19	99	101
#G30254, 6.500%, due 5/1/19	2	2
#G11697, 5.500%, due 4/1/20	163	167
#G12113, 5.500%, due 5/1/21	201	210
#J02986, 6.500%, due 7/1/21	11	12
#G30255, 7.000%, due 7/1/21	1	1
#G30243, 6.000%, due 12/1/21	2	3
#G12720, 5.500%, due 6/1/22	27	28
#D95621, 6.500%, due 7/1/22	525	564
#G16026, 4.000%, due 11/1/25	6,476	6,839
#G14150, 4.500%, due 4/1/26	1,570	1,670
#J16051, 4.500%, due 7/1/26	681	724
#G02210, 7.000%, due 12/1/28	65	75
#G02183, 6.500%, due 3/1/30	17	19
#G01728, 7.500%, due 7/1/32	99	116
#C01385, 6.500%, due 8/1/32	83	97
#G01551, 6.000%, due 4/1/33	1,877	2,168
#C01623, 5.500%, due 9/1/33	99	111
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	2,179	2,488
#G01705, 5.500%, due 6/1/34	3,383	3,864
#G01843, 6.000%, due 6/1/35	19	21
#G02141, 6.000%, due 3/1/36	543	627
#G02883, 6.000%, due 4/1/37	1,738	1,989
#A62179, 6.000%, due 6/1/37	224	259
#G03711, 6.000%, due 6/1/37	705	808
#G04126, 6.000%, due 6/1/37	1,989	2,291
#A63539, 6.000%, due 7/1/37	318	367
#A62858, 6.500%, due 7/1/37	120	140
#G03170, 6.500%, due 8/1/37	232	264
#A66843, 6.500%, due 10/1/37	802	903
#G07837, 6.500%, due 2/1/38	2,575	2,939
#G04053, 5.500%, due 3/1/38	721	811
#A78138, 5.500%, due 6/1/38	305	348
#G04641, 6.000%, due 6/1/38	1,450	1,672
#G04466, 5.500%, due 7/1/38	15,232	17,388
#G04544, 6.000%, due 8/1/38	874	994
#A81799, 6.500%, due 9/1/38	409	457
#G06964, 5.500%, due 11/1/38	2,232	2,549
#G05723, 6.500%, due 11/1/38	1,337	1,502
#G05124, 6.000%, due 12/1/38	1,296	1,494
#A86143, 5.000%, due 5/1/39	44	48
#G07480, 6.000%, due 5/1/39	1,365	1,552
#G60366, 6.000%, due 10/1/39	16,431	18,780
#G05810, 5.000%, due 2/1/40	13,162	14,575

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal Home Loan Mortgage Corp. (FHLMC) — (continued)
#G05875, 5.500%, due 2/1/40	$604	$680
#G07300, 6.000%, due 4/1/40	5,691	6,591
#G06017, 5.500%, due 6/1/40	1,198	1,352
#C03665, 9.000%, due 4/1/41	649	777
#G06583, 5.000%, due 6/1/41	1,722	1,912
Total FHLMC Mortgage Obligations		103,358

Federal National Mortgage Association (FNMA)—29.5%
#683100, 5.500%, due 2/1/18	13	13
#689612, 5.000%, due 5/1/18	9	9
#695910, 5.000%, due 5/1/18	26	26
#697593, 5.000%, due 5/1/18	23	24
#704049, 5.500%, due 5/1/18	44	44
#735357, 5.500%, due 5/1/18	60	61
#735003, 5.500%, due 7/1/18	53	53
#251960, 6.000%, due 9/1/18	1	1
#745498, 7.000%, due 11/1/18	1	1
#770395, 5.000%, due 4/1/19	1	1
#788424, 5.500%, due 9/1/19	7	7
#835563, 7.000%, due 10/1/20	10	10
#900725, 6.000%, due 8/1/21	27	29
#888555, 5.500%, due 9/1/21	2,392	2,492
#893325, 7.000%, due 9/1/21	8	8
#735104, 7.000%, due 5/1/22	1	1
#949589, 5.500%, due 8/1/22	2,025	2,158
#949592, 6.000%, due 8/1/22	3,024	3,234
#AC5410, 4.500%, due 10/1/24	224	237
#AL8529, 6.000%, due 11/1/24	4,875	5,234
#AC9560, 5.000%, due 1/1/25	1,424	1,515
#255956, 5.500%, due 10/1/25	15	16
#AL9730, 4.500%, due 2/1/27	2,215	2,357
#AL9857, 4.000%, due 2/1/29	13,725	14,554
#252925, 7.500%, due 12/1/29	1	1
#535977, 6.500%, due 4/1/31	7	8
#253907, 7.000%, due 7/1/31	1	2
#545339, 6.500%, due 11/1/31	41	47
#587849, 6.500%, due 11/1/31	10	11
#618547, 6.500%, due 11/1/31	4,706	5,485
#545437, 7.000%, due 2/1/32	49	58
#545759, 6.500%, due 7/1/32	425	488
#545869, 6.500%, due 7/1/32	1,212	1,353
#670385, 6.500%, due 9/1/32	653	747
#254548, 5.500%, due 12/1/32	42	47
#677290, 6.000%, due 1/1/33	1,834	2,109
#684601, 6.000%, due 3/1/33	495	571
#703391, 5.000%, due 5/1/33	157	174
#708993, 5.000%, due 6/1/33	27	30
#730131, 5.000%, due 8/1/33	54	60
#741850, 5.500%, due 9/1/33	484	546
#739243, 6.000%, due 9/1/33	630	728
#739331, 6.000%, due 9/1/33	330	381
#555800, 5.500%, due 10/1/33	47	53
#756153, 5.500%, due 11/1/33	509	575
#AL3455, 5.500%, due 11/1/33	6,160	7,045
#763798, 5.500%, due 3/1/34	80	91
#725611, 5.500%, due 6/1/34	103	115

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	89

Bond Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#787816, 6.000%, due 7/1/34	$292	$337
#745563, 5.500%, due 8/1/34	586	661
#794474, 6.000%, due 10/1/34	43	49
#745092, 6.500%, due 7/1/35	330	378
#357944, 6.000%, due 9/1/35	18	20
#843487, 6.000%, due 10/1/35	98	113
#AD0979, 7.500%, due 10/1/35	75	88
#745349, 6.500%, due 2/1/36	265	293
#888305, 7.000%, due 3/1/36	10	12
#895637, 6.500%, due 5/1/36	78	90
#831540, 6.000%, due 6/1/36	23	26
#745802, 6.000%, due 7/1/36	151	176
#886220, 6.000%, due 7/1/36	260	299
#AL3449, 6.000%, due 7/1/36	1,494	1,738
#893318, 6.500%, due 8/1/36	22	25
#310037, 6.500%, due 10/1/36	182	210
#831926, 6.000%, due 12/1/36	623	713
#902974, 6.000%, due 12/1/36	217	247
#995757, 6.000%, due 2/1/37	2,279	2,637
#AB0265, 6.000%, due 2/1/37	13,648	15,769
#938440, 6.000%, due 7/1/37	87	99
#928561, 6.000%, due 8/1/37	203	235
#948689, 6.000%, due 8/1/37	195	222
#888703, 6.500%, due 8/1/37	4,074	4,733
#888967, 6.000%, due 12/1/37	692	806
#AL5819, 6.000%, due 12/1/37	1,302	1,504
#AL0904, 5.500%, due 1/1/38	51	57
#889371, 6.000%, due 1/1/38	3,119	3,599
#962058, 6.500%, due 3/1/38	1,227	1,395
#934006, 6.500%, due 9/1/38	338	382
#986856, 6.500%, due 9/1/38	153	178
#991911, 7.000%, due 11/1/38	203	228
#AL3775, 5.000%, due 1/1/39	1,745	1,946
#AD0752, 7.000%, due 1/1/39	635	747
#AA7611, 5.000%, due 5/1/39	809	900
#AA8443, 5.000%, due 6/1/39	194	216
#931492, 6.000%, due 7/1/39	171	196
#AA6898, 6.000%, due 7/1/39	531	604
#931801, 5.000%, due 8/1/39	702	778
#AC1619, 5.500%, due 8/1/39	431	484
#AD0315, 6.500%, due 8/1/39	2,343	2,599
#932279, 5.000%, due 12/1/39	83	92
#AC9569, 5.000%, due 2/1/40	1,476	1,646
#932638, 5.000%, due 3/1/40	158	174
#932751, 5.000%, due 4/1/40	3,695	4,122
#AE0082, 5.000%, due 5/1/40	418	461
#AB1146, 5.000%, due 6/1/40	88	97
#AD7137, 5.500%, due 7/1/40	4,412	5,051
#AH0955, 5.000%, due 12/1/40	4,645	5,165
#AH5585, 5.000%, due 2/1/41	164	183
#AL0028, 5.000%, due 2/1/41	2,127	2,356
#AL5815, 5.500%, due 4/1/41	3,420	3,918
#AI6071, 5.000%, due 6/1/41	1,664	1,856
#AI4222, 5.000%, due 7/1/41	122	136
#AL0672, 5.000%, due 7/1/41	2,772	3,093
#AL0913, 6.000%, due 7/1/41	1,846	2,089
#AL9226, 5.500%, due 12/1/41	17,730	20,295
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL9225, 6.000%, due 1/1/42		$8,558	$9,925
#AK2733, 5.000%, due 2/1/42		1,919	2,146
Total FNMA Mortgage Obligations			161,404

Asset-Backed Securities—2.1%
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 2.366%, 1/23/20, VRN	AAA	2,750	2,767
American Express Credit Account Master Trust, 2008-2, Tranche A, 2.419%, 9/15/20, VRN	AAA	4,800	4,837
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa1	2,089	2,060
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 3.659%, 1/15/43, VRN	AAA	2,000	2,078
Total Asset-Backed Securities			11,742

Corporate Obligations—42.5%
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,071
Glencore Funding LLC—144A, 2.518%, due 1/15/19, VRN	BBB	1,500	1,514
Baidu, Inc., 2.750%, due 6/9/19	A	4,000	4,049
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	2,195	2,384
Boston Properties L.P., 5.875%, due 10/15/19	A-	4,000	4,291
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB	4,000	4,544
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	4,000	4,378
UBS Group AG, 6.875%, due 3/22/21, VRN	BB+	2,000	2,135
JBS USA LUX SA / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB	3,000	3,013
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	3,375	3,645
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB+	2,855	3,082
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	Baa3	2,760	3,070
Ball Corporation, 5.000%, due 3/15/22	BB+	2,500	2,678
Masco Corporation, 5.950%, due 3/15/22	BBB	4,050	4,577
Discover Financial Services, 5.200%, due 4/27/22	BBB+	3,000	3,269
Triumph Group, Inc., 5.250%, due 6/1/22	B1	2,000	1,997
Embraer S.A., 5.150%, due 6/15/22	BBB	3,400	3,600

See accompanying Notes to Financial Statements.

90	Semiannual Report	June 30, 2017

Bond Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	$4,218	$4,446
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB+	3,225	3,366
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	3,500	3,612
MGM Resorts International, 6.000%, due 3/15/23	BB-	3,000	3,315
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	3,875	4,023
Itau Unibanco Holding S.A.—144A, 5.125%, due 5/13/23	Ba3	2,500	2,547
Wells Fargo & Co., 4.480%, due 1/16/24	A+	5,000	5,364
Lennar Corporation, 4.500%, due 4/30/24	Ba1	2,450	2,538
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	4,000	4,180
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	3,000	2,968
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,500	2,556
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,500	2,580
Synchrony Financial, 4.250%, due 8/15/24	BBB-	5,000	5,115
SBA Communications Corporation, 4.875%, due 9/1/24	B3	3,000	3,060
HSBC Holdings plc, 6.375%, due 9/17/24, VRN	BBB	3,500	3,675
BNP Paribas S.A., 4.250%, due 10/15/24	A	4,000	4,178
Owens Corning, 4.200%, due 12/1/24	BBB	3,400	3,566
Cemex S.A.B. de C.V.—144A, 5.700%, due 1/11/25	BB-	3,000	3,191
USG Corp.—144A, 5.500%, due 3/1/25	BB+	3,000	3,199
Simon Property Group L.P., 3.300%, due 1/15/26	A	4,500	4,506
Penske Automotive Group, Inc., 5.500%, due 5/15/26	B+	2,000	1,995
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	4,775	4,913
Tenneco, Inc., 5.000%, due 7/15/26	BB+	3,000	3,041
Vale Overseas, Ltd., 6.250%, due 8/10/26	BBB	3,025	3,271
Post Holdings, Inc.—144A, 5.000%, due 8/15/26	B	3,000	3,000
United Rentals North America, Inc., 5.875%, due 9/15/26	BB-	2,500	2,672
Xylem, Inc., 3.250%, due 11/1/26	BBB	1,950	1,946
The Kroger Co., 8.000%, due 9/15/29	Baa1	4,098	5,535
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	$2,200	$2,387
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	3,500	4,698
ConocoPhillips, 6.500%, due 2/1/39	A-	4,125	5,434
Petroleos Mexicanos, 6.500%, due 6/2/41	BBB+	2,500	2,495
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	4,700	5,531
Citigroup, Inc., 5.875%, due 1/30/42	A	4,000	5,059
Bank of America Corporation, 5.875%, due 2/7/42	A	4,000	5,031
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	3,500	3,523
Northrop Grumman Corporation, 3.850%, due 4/15/45	BBB+	4,500	4,481
ERP Operating L.P., 4.500%, due 6/1/45	A-	4,500	4,797
The Goldman Sachs Group, Inc., 4.750%, due 10/21/45	A	3,500	3,882
Anheuser-Busch InBev Finance, Inc., 4.900%, due 2/1/46	A-	5,000	5,666
Apple, Inc., 4.650%, due 2/23/46	AA+	5,000	5,618
Exxon Mobil Corporation, 4.114%, due 3/1/46	Aaa	2,275	2,406
PepsiCo, Inc., 4.450%, due 4/14/46	A+	4,500	4,918
AT&T, Inc., 4.750%, due 5/15/46	A-	5,000	4,922
Verizon Communications, Inc., 4.125%, due 8/15/46	A-	5,000	4,468
Microsoft Corporation, 4.750%, due 11/3/55	AAA	4,950	5,670
Total Corporate Obligations			232,641

Total Long-Term Investments—98.9% (cost $530,789)			541,580

Repurchase Agreements
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $1,401, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24		1,401	1,401

Total Repurchase Agreement—0.3% (cost $1,401)			1,401

Total Investments—99.2% (cost $532,190)			542,981
Cash and other assets, less liabilities—0.8%			4,188
Net assets—100.0%			$547,169

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	91

Bond Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $183.

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
CDX.IG - 28	Buy	1.000%	June 2022	CME	$25,000	$(74)

See accompanying Notes to Financial Statements.

92	Semiannual Report	June 30, 2017

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) returned 0.93%, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 1.73%.

Multiple factors detracted from the Fund’s performance relative to the Index year-to-date. Interest rate positioning detracted from relative performance, as the Fund maintained a more-defensive duration posture relative to the Index, so the Fund did not gain as much from the decline in longer-term interest rates. Agency mortgage-backed securities (MBS) detracted from relative performance, as the Fund was overweight to higher-coupon segments of the Agency MBS market and these segments underperformed comparable-duration instruments in the Index.

The Fund’s performance benefitted from favorable security selection among its corporate bond holdings, including positions in bonds issued by companies domiciled in emerging markets.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 86 for additional information.

June 30, 2017	William Blair Funds	93

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.93%	0.43%	1.40%	1.63%	2.99%
Class I	1.05	0.64	1.68	1.86	3.21
Bloomberg Barclays Intermediate Government/Credit Bond Index	1.73	-0.21	1.92	1.77	3.87

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

94	Semiannual Report	June 30, 2017

Income Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—57.0%
U.S. Treasury Inflation Indexed Notes/Bonds—2.3%
U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	$2,235	$2,321

U.S. Treasury—0.6%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	625	599

Federal Home Loan Mortgage Corp. (FHLMC)—14.4%
#E97112, 4.000%, due 5/1/18	8	8
#J05444, 6.000%, due 8/1/22	36	38
#E02388, 6.000%, due 9/1/22	68	73
#E02490, 6.000%, due 4/1/23	75	80
#J13022, 4.000%, due 9/1/25	325	345
#G16026, 4.000%, due 11/1/25	3,573	3,774
#J16051, 4.500%, due 7/1/26	781	830
#A17603, 5.500%, due 1/1/34	631	720
#G01705, 5.500%, due 6/1/34	1,190	1,359
#A45790, 7.500%, due 5/1/35	129	146
#G02141, 6.000%, due 3/1/36	272	314
#G04126, 6.000%, due 6/1/37	303	349
#G03201, 6.500%, due 6/1/37	160	183
#A66843, 6.500%, due 10/1/37	256	288
#G04564, 6.000%, due 12/1/37	253	290
#A81799, 6.500%, due 9/1/38	229	256
#G06964, 5.500%, due 11/1/38	1,395	1,593
#G60366, 6.000%, due 10/1/39	1,225	1,400
#G05875, 5.500%, due 2/1/40	121	136
#G07300, 6.000%, due 4/1/40	452	524
#C03665, 9.000%, due 4/1/41	315	377
#G06583, 5.000%, due 6/1/41	1,355	1,505
Total FHLMC Mortgage Obligations		14,588

Federal National Mortgage Association (FNMA)—39.7%
#695910, 5.000%, due 5/1/18	27	28
#740847, 6.000%, due 10/1/18	29	29
#323501, 6.500%, due 1/1/19	8	9
#751313, 5.000%, due 3/1/19	55	56
#458147, 10.000%, due 8/15/20	8	9
#835563, 7.000%, due 10/1/20	104	109
#831430, 5.500%, due 3/1/21	160	166
#888555, 5.500%, due 9/1/21	1,388	1,445
#880991, 5.500%, due 1/1/22	88	93
#735574, 8.000%, due 3/1/22	85	89
#679253, 6.000%, due 10/1/22	290	326
FNR G93-19 SH, 11.234%, due 4/25/23, VRN	11	13
#982885, 5.000%, due 5/1/23	340	360
#933985, 5.500%, due 8/1/23	181	193
#AL8529, 6.000%, due 11/1/24	6,245	6,705
#255956, 5.500%, due 10/1/25	44	49
#AL9730, 4.500%, due 2/1/27	1,196	1,273
#256639, 5.000%, due 2/1/27	9	10
#806458, 8.000%, due 6/1/28	104	116
#AL9857, 4.000%, due 2/1/29	9,717	10,304
#880155, 8.500%, due 7/1/29	202	231
#797846, 7.000%, due 3/1/32	71	75
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#745519, 8.500%, due 5/1/32		$57	$66
#654674, 6.500%, due 9/1/32		59	66
#733897, 6.500%, due 12/1/32		207	231
#254693, 5.500%, due 4/1/33		7	8
#711736, 5.500%, due 6/1/33		87	98
#555531, 5.500%, due 6/1/33		68	76
#555591, 5.500%, due 7/1/33		11	13
#AL3455, 5.500%, due 11/1/33		1,809	2,069
#776964, 5.000%, due 4/1/34		315	350
#725424, 5.500%, due 4/1/34		72	80
#888884, 5.500%, due 12/1/35		155	174
#886220, 6.000%, due 7/1/36		185	213
#AL3449, 6.000%, due 7/1/36		853	993
#928574, 6.000%, due 7/1/37		230	262
#888703, 6.500%, due 8/1/37		861	1,000
#928658, 6.500%, due 9/1/37		28	31
#AL5819, 6.000%, due 12/1/37		435	502
#962058, 6.500%, due 3/1/38		425	483
#991911, 7.000%, due 11/1/38		130	146
#AD0315, 6.500%, due 8/1/39		247	274
#AC3237, 5.000%, due 10/1/39		123	136
#AC9569, 5.000%, due 2/1/40		197	219
#AL0028, 5.000%, due 2/1/41		907	1,005
#AL5815, 5.500%, due 4/1/41		645	739
#AL9226, 5.500%, due 12/1/41		5,762	6,596
#AL9225, 6.000%, due 1/1/42		2,353	2,729
Total FNMA Mortgage Obligations			40,247

Asset-Backed Securities—4.7%
Mercedes Benz Auto Lease Trust, 2016-A, Tranche A2B, 1.719%, 7/16/18, VRN	Aaa	338	338
Ford Credit Auto Owner Trust, 2016-A, Tranche A2B, 1.559%, 12/15/18, VRN	AAA	635	635
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 2.366%, 1/23/20, VRN	AAA	1,225	1,233
American Express Credit Account Master Trust, 2008-2, Tranche A, 2.419%, 9/15/20, VRN	AAA	1,000	1,008
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1.609%, 2/15/22, VRN	AAA	1,000	1,006
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 3.659%, 1/15/43, VRN	AAA	500	520
Total Asset-Backed Securities			4,740

Corporate Obligations—37.0%
Macquarie Group Ltd.—144A, 4.875%, due 8/10/17	A3	1,000	1,003
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,036
Bank of America Corporation, 6.875%, due 11/15/18	A	1,000	1,066

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	95

Income Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Baidu, Inc., 2.750%, due 6/9/19	A	$750	$759
JPMorgan Chase & Co., 5.000%, due 7/1/19, VRN	BBB-	750	768
PNC Bank NA, 1.450%, due 7/29/19	A+	1,000	991
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A	750	797
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,000	1,073
Citigroup, Inc., 2.450%, due 1/10/20	A	900	906
Branch Banking & Trust Co., 1.608%, due 1/15/20, VRN	A1	1,200	1,204
Petroleos Mexicanos, 6.000%, due 3/5/20	BBB+	750	806
Intel Corporation, 1.262%, due 5/11/20, VRN	A+	750	750
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	1,000	1,094
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 3/1/21	A1	1,000	1,017
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	1,000	1,080
Apple, Inc., 1.550%, due 8/4/21	AA+	750	733
Verizon Communications, Inc., 3.500%, due 11/1/21	A-	1,000	1,035
Ryder System, Inc., 3.450%, due 11/15/21	A-	900	930
Lloyds Banking Group plc, 3.000%, due 1/11/22	A+	1,000	1,011
Vale Overseas, Ltd., 4.375%, due 1/11/22	BBB	750	765
Embraer S.A., 5.150%, due 6/15/22	BBB	500	529
Comcast Corporation, 3.125%, due 7/15/22	A-	1,000	1,035
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	750	789
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	750	791
Anheuser-Busch InBev Finance, Inc., 3.300%, due 2/1/23	A-	1,000	1,031
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	500	519
BHP Billiton Finance USA, Ltd., 3.850%, due 9/30/23	A	1,000	1,065
Wells Fargo & Co., 4.480%, due 1/16/24	A+	1,000	1,073
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	1,000	1,048
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	750	784
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	750	742
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	750	774
Synchrony Financial, 4.250%, due 8/15/24	BBB-	750	767
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
BNP Paribas S.A., 4.250%, due 10/15/24	A	$750	$783
ERP Operating L.P., 3.375%, due 6/1/25	A-	1,000	1,008
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	1,000	1,048
Simon Property Group L.P., 3.300%, due 1/15/26	A	1,000	1,001
ConocoPhillips Co., 4.950%, due 3/15/26	A-	900	1,004
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	750	772
The Kroger Co., 8.000%, due 9/15/29	Baa1	775	1,047
Crown Castle Towers LLC—144A, 6.113%, due 1/15/40	A2	1,000	1,076
Total Corporate Obligations			37,510

Total Long-Term Investments—98.7% (cost $99,949)			100,005

Total Investments—98.7% (cost $99,949)			100,005
Cash and other assets, less liabilities—1.3%			1,329
Net assets—100.0%			$101,334

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

96	Semiannual Report	June 30, 2017

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) returned 0.27%, net of fees, for the six months ended June 30, 2017. By comparison, the Fund’s benchmark, the Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index, returned 0.30%.

Multiple factors detracted from the Fund’s performance relative to the Index year-to-date. The Fund’s positioning in agency mortgage-backed securities (MBS) detracted from relative performance as higher-coupon MBS underperformed comparable duration Treasuries.

The Fund’s allocation to floating-rate corporate and asset-backed securities provided a positive contribution to performance during the period.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 86 for additional information.

June 30, 2017	William Blair Funds	97

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	0.27%	0.30%	0.62%	0.64%	1.02%
Class I	0.29	0.44	0.79	0.80	1.18
Institutional Class	0.43	0.60	0.88	0.92	1.31
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.30	0.40	0.41	0.37	0.41

(a)	Since inception is for the period from December 1, 2009 (Commencement of Operations) to June 30, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

98	Semiannual Report	June 30, 2017

Low Duration Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—42.5%
U.S. Treasury—0.1%
U.S. Treasury Floating Rate Note, 1.275%, due 1/31/18	$250	$251

Federal Home Loan Mortgage Corp. (FHLMC)—11.9%
#E95760, 4.500%, due 4/1/18	2	2
#E99582, 5.000%, due 9/1/18	3	3
#E99684, 5.000%, due 10/1/18	78	80
#B11362, 5.500%, due 12/1/18	8	9
#B11849, 5.500%, due 1/1/19	23	23
#B13870, 4.500%, due 5/1/19	16	17
#G11604, 5.000%, due 7/1/19	22	23
#G11596, 5.500%, due 8/1/19	21	21
#G11605, 5.500%, due 9/1/19	12	12
#B17294, 5.000%, due 11/1/19	59	61
#G11660, 5.500%, due 2/1/20	445	457
#B19222, 4.500%, due 4/1/20	57	58
#G11697, 5.500%, due 4/1/20	46	47
#J02537, 5.000%, due 9/1/20	27	28
#G11836, 5.500%, due 12/1/20	9	9
#G12113, 5.500%, due 5/1/21	71	75
#G12395, 6.000%, due 10/1/21	475	502
#E02322, 5.500%, due 5/1/22	19	20
#G12725, 6.000%, due 6/1/22	119	126
#G13124, 6.000%, due 12/1/22	100	106
#J06871, 5.500%, due 1/1/23	60	63
#J08450, 5.500%, due 7/1/23	33	36
#J08703, 5.500%, due 9/1/23	62	65
#C00351, 8.000%, due 7/1/24	43	48
#J11208, 5.000%, due 11/1/24	72	76
#J11374, 4.500%, due 12/1/24	707	747
#G00363, 8.000%, due 6/1/25	72	80
#C80329, 8.000%, due 8/1/25	14	15
#J14491, 4.000%, due 2/1/26	448	475
#J16051, 4.500%, due 7/1/26	1,762	1,873
#G30348, 6.000%, due 7/1/27	907	1,019
#G04821, 8.500%, due 7/1/31	2,131	2,620
#G07290, 6.000%, due 6/1/34	1,927	2,182
#G07837, 6.500%, due 2/1/38	1,397	1,594
#G04424, 6.000%, due 6/1/38	567	645
#G04641, 6.000%, due 6/1/38	1,700	1,960
#G04778, 6.000%, due 7/1/38	80	92
#A81372, 6.000%, due 8/1/38	242	279
#G04687, 6.000%, due 9/1/38	74	84
#G04745, 6.000%, due 9/1/38	239	271
#A81799, 6.500%, due 9/1/38	215	240
#G06085, 6.500%, due 9/1/38	81	91
#G05723, 6.500%, due 11/1/38	1,215	1,366
#G05124, 6.000%, due 12/1/38	4,148	4,781
#G07480, 6.000%, due 5/1/39	2,783	3,164
#G07300, 6.000%, due 4/1/40	4,654	5,390
#4122, Tranche FP, 1.559%, due 10/15/42, VRN	818	815
Total FHLMC Mortgage Obligations		31,750

Federal National Mortgage Association (FNMA)—30.5%
#672953, 5.000%, due 12/1/17	1	1
#695838, 5.500%, due 4/1/18	4	4
#697593, 5.000%, due 5/1/18	15	16
#709848, 5.000%, due 6/1/18	10	10
#705741, 5.000%, due 6/1/18	10	10
#656573, 5.000%, due 6/1/18	12	12

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#728715, 5.000%, due 7/1/18	$22	$23
#711991, 5.000%, due 8/1/18	15	15
#257378, 5.000%, due 9/1/18	3	3
#743183, 5.000%, due 10/1/18	7	7
#749596, 5.000%, due 11/1/18	32	33
#753866, 6.000%, due 12/1/18	37	37
#761246, 5.000%, due 1/1/19	42	43
#766059, 5.500%, due 2/1/19	37	38
#766276, 5.000%, due 3/1/19	102	104
#751313, 5.000%, due 3/1/19	24	25
#779363, 5.000%, due 6/1/19	12	12
#785259, 5.000%, due 8/1/19	50	51
#761530, 5.500%, due 8/1/19	77	79
#761489, 5.500%, due 9/1/19	27	28
#788424, 5.500%, due 9/1/19	26	27
#725953, 5.000%, due 10/1/19	17	17
#735303, 5.500%, due 10/1/19	1,048	1,076
#745877, 5.000%, due 1/1/20	45	47
#357865, 5.000%, due 7/1/20	41	43
#888105, 5.000%, due 8/1/20	1	1
#357978, 5.000%, due 9/1/20	407	425
#844026, 6.000%, due 11/1/20	185	191
#745735, 5.000%, due 3/1/21	165	171
#879607, 5.500%, due 4/1/21	30	31
#831497, 6.000%, due 4/1/21	98	102
#831525, 5.500%, due 6/1/21	36	38
#888555, 5.500%, due 9/1/21	1,325	1,380
#880993, 6.000%, due 1/1/22	7	7
#888982, 6.000%, due 12/1/22	121	130
#972934, 5.500%, due 2/1/23	133	141
#889670, 5.500%, due 6/1/23	37	39
#AE0011, 5.500%, due 9/1/23	45	48
#747339, 5.500%, due 10/1/23	153	170
#995395, 6.000%, due 12/1/23	109	116
#190988, 9.000%, due 6/1/24	31	34
#AL8529, 6.000%, due 11/1/24	22,704	24,376
#AL3422, 5.000%, due 1/1/25	510	543
#AL9730, 4.500%, due 2/1/27	6,290	6,694
#AL9857, 4.000%, due 2/1/29	5,032	5,336
#555933, 7.000%, due 6/1/32	585	670
#AL3380, 5.500%, due 1/1/34	897	1,025
#759336, 6.000%, due 1/1/34	1,273	1,470
#AL3401, 5.500%, due 2/1/34	1,492	1,706
#AL3449, 6.000%, due 7/1/36	1,366	1,589
#886762, 7.000%, due 9/1/36	302	349
#928574, 6.000%, due 7/1/37	118	134
#948637, 6.500%, due 8/1/37	369	408
#888703, 6.500%, due 8/1/37	3,214	3,734
#AL5819, 6.000%, due 12/1/37	1,888	2,181
#965534, 6.000%, due 1/1/38	39	44
#889371, 6.000%, due 1/1/38	713	823
#975649, 6.000%, due 7/1/38	118	134
#995712, 6.000%, due 8/1/38	1,719	1,995
#AD0100, 7.000%, due 12/1/38	845	979
#AD0315, 6.500%, due 8/1/39	537	596
#AC3270, 5.500%, due 9/1/39	1,520	1,739
#AE0934, 6.500%, due 10/1/39	2,841	3,322
#AL5815, 5.500%, due 4/1/41	3,227	3,696
#AL9226, 5.500%, due 12/1/41	6,205	7,103
#AL9225, 6.000%, due 1/1/42	5,135	5,955
Total FNMA Mortgage Obligations		81,386

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	99

Low Duration Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—21.1%
Mercedes Benz Auto Lease Trust, 2016-A, Tranche A2B, 1.719%, 7/16/18, VRN	Aaa	$974	$975
Nissan Auto Lease Trust, 2016-A, Tranche A2B, 1.539%, 8/15/18, VRN	Aaa	1,844	1,846
Ford Credit Auto Lease Trust, 2016-A, Tranche A2B, 1.699%, 11/15/18, VRN	AAA	228	228
Ford Credit Auto Owner Trust, 2016-A, Tranche A2B, 1.559%, 12/15/18, VRN	AAA	958	959
Nissan Auto Lease Trust, 2016-B, Tranche A2B, 1.439%, 12/17/18, VRN	Aaa	1,785	1,787
Nissan Auto Receivables 2016-A Owner Trust, 2016-A, Tranche A2B, 1.509%, 2/15/19, VRN	Aaa	2,206	2,208
Nissan Auto Receivables Owner Trust, 2016-B, Tranche A2B, 1.459%, 4/15/19, VRN	Aaa	1,763	1,764
Toyota Auto Receivables 2016-D Owner Trust, 2016-D, Tranche A2B, 1.289%, 5/15/19, VRN	AAA	1,879	1,879
American Express Issuance Trust II, 2013-2, Tranche A, 1.589%, 8/15/19, VRN	AAA	1,993	2,002
Ford Credit Floorplan Master Owner Trust A, 2014-4, Tranche A2, 1.509%, 8/15/19, VRN	AAA	3,000	3,001
Nissan Master Owner Trust Receivables, 2015-A, Tranche A1, 1.559%, 1/15/20, VRN	Aaa	1,915	1,918
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 2.366%, 1/23/20, VRN	AAA	3,760	3,784
Mercedes-Benz Master Owner Trust—144A, 2015-BA, Tranche A, 1.539%, 4/15/20, VRN	Aaa	1,500	1,503
Ford Credit Auto Owner Trust, 2017-B, Tranche A2B, 1.130%, 5/15/20, VRN	AAA	1,200	1,200
Citibank Credit Card Issuance Trust, 2013-A2, Tranche A2, 1.496%, 5/26/20, VRN	AAA	2,827	2,832
BMW Floorplan Master Owner Trust—144A, 2015-1A, Tranche A, 1.659%, 7/15/20, VRN	AAA	3,675	3,688
Discover Card Execution Note Trust, 2015-A1, Tranche A1, 1.509%, 8/17/20, VRN	AAA	3,000	3,006
American Express Credit Account Master Trust, 2008-2, Tranche A, 2.419%, 9/15/20, VRN	AAA	2,200	2,217
Discover Card Execution Note Trust, 2013-A6, Tranche A6, 1.609%, 4/15/21, VRN	AAA	2,000	2,009
Chase Issuance Trust, 2016-A1, Tranche A, 1.569%, 5/17/21, VRN	AAA	2,024	2,036
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
Bank of America Credit Card Trust, 2014-A1, Tranche A, 1.539%, 6/15/21, VRN	AAA	$4,000	$4,018
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 1.419%, 8/16/21, VRN	AAA	3,000	3,007
Capital One Multi-Asset Execution Trust, 2014-A3, Tranche A3, 1.539%, 1/18/22, VRN	AAA	1,110	1,115
Chase Issuance Trust, 2017-A1, Tranche A, 1.459%, 1/18/22, VRN	AAA	1,000	1,004
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1.609%, 2/15/22, VRN	AAA	3,000	3,019
SLM Student Loan Trust, 2008-4, Tranche A4, 2.806%, 7/25/22, VRN	AA+	888	910
SLM Private Education Loan Trust— 144A, 2011-A, Tranche A3, 3.659%, 1/15/43, VRN	AAA	2,250	2,337
Total Asset-Backed Securities			56,252

Corporate Obligations—36.4%
Royal Bank of Canada, 1.415%, due 10/13/17, VRN	AA	1,925	1,926
General Electric Capital Corporation, 1.720%, due 12/7/17, VRN	AA-	500	501
International Business Machines Corporation, 1.369%, due 2/6/18, VRN	A+	1,150	1,151
Exxon Mobil Corporation, 1.800%, due 2/28/18, VRN	Aaa	3,000	3,012
The Bank of Tokyo-Mitsubishi UFJ, Ltd.—144A, 1.768%, due 3/5/18, VRN	A+	1,400	1,403
Bank of Montreal, 1.755%, due 4/9/18, VRN	AA-	2,580	2,590
NBCUniversal Enterprise, Inc.—144A, 1.843%, due 4/15/18, VRN	A-	3,075	3,091
Morgan Stanley, 2.436%, due 4/25/18, VRN	A	2,500	2,522
The Goldman Sachs Group, Inc., 2.372%, due 4/30/18, VRN	A	3,084	3,108
Merck & Co., Inc., 1.541%, due 5/18/18, VRN	AA	2,500	2,507
KeyBank NA, 1.722%, due 6/1/18, VRN	A-	2,000	2,008
Pfizer, Inc., 1.546%, due 6/15/18, VRN	AA	3,275	3,284
Sumitomo Mitsui Banking Corporation, 1.828%, due 10/19/18, VRN	A1	1,000	1,003
PNC Bank NA, 1.620%, due 12/7/18, VRN	A+	3,000	3,015
Morgan Stanley, 2.545%, due 2/1/19, VRN	A	2,185	2,219
USAA Capital Corporation—144A, 1.400%, due 2/1/19, VRN	Aa1	1,500	1,503
Toyota Motor Credit Corporation, 1.998%, due 2/19/19, VRN	AA-	1,000	1,012

See accompanying Notes to Financial Statements.

100	Semiannual Report	June 30, 2017

Low Duration Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
American Honda Finance Corporation, 1.997%, due 2/22/19, VRN	A+	$1,616	$1,635
Apple, Inc., 2.006%, due 2/22/19, VRN	AA+	2,743	2,778
PepsiCo, Inc., 1.762%, due 2/22/19, VRN	A+	1,000	1,009
Johnson & Johnson, 1.472%, due 3/1/19, VRN	AAA	2,785	2,797
Bank of America Corporation, 2.169%, due 4/1/19, VRN	A	2,000	2,019
Westpac Banking Corporation, 1.892%, due 5/13/19, VRN	AA-	1,000	1,007
QUALCOMM, Inc., 1.558%, due 5/20/19, VRN	A1	1,000	1,003
Wells Fargo Bank NA, 1.792%, due 5/24/19, VRN	Aa2	1,500	1,513
Bank of Montreal, 1.808%, due 7/18/19, VRN	AA-	1,000	1,008
American Express Credit Corporation, 1.672%, due 8/15/19, VRN	A2	1,000	1,006
Shell International Finance BV, 1.578%, due 9/12/19, VRN	Aa2	3,263	3,279
Mondelez International Holdings Netherlands BV—144A, 1.782%, due 10/28/19, VRN	A3	4,000	4,017
Daimler Finance North America LLC—144A, 1.792%, due 10/30/19, VRN	A	1,600	1,607
United Technologies Corporation, 1.520%, due 11/1/19, VRN	A-	1,175	1,184
Citigroup, Inc., 1.945%, due 1/10/20, VRN	A	4,000	4,030
Branch Banking & Trust Co., 1.608%, due 1/15/20, VRN	A1	2,000	2,006
Intel Corporation, 1.262%, due 5/11/20, VRN	A+	3,500	3,502
Capital One Financial Corporation, 1.941%, due 5/12/20, VRN	A-	3,000	3,016
National Australia Bank Ltd.—144A, 1.682%, due 5/22/20, VRN	AA-	2,000	2,004
John Deere Capital Corporation, 1.577%, due 6/22/20, VRN	A	1,000	1,002
JPMorgan Chase & Co., 2.682%, due 3/1/21, VRN	A+	4,500	4,642
Wells Fargo & Co., 2.558%, due 3/4/21, VRN	AA-	3,500	3,602
HSBC Holdings plc, 3.459%, due 3/8/21, VRN	AA-	5,000	5,272
Bank of America Corporation, 2.578%, due 4/19/21, VRN	A	1,000	1,031
The Goldman Sachs Group, Inc., 2.516%, due 4/23/21, VRN	A	1,000	1,020
Westpac Banking Corporation, 2.182%, due 5/13/21, VRN	AA-	2,000	2,031
Barclays plc, 3.295%, due 8/10/21, VRN	A	2,000	2,099
Total Corporate Obligations			96,974

Total Long-Term Investments—100.0% (cost $267,836)			266,613

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $1,275, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$1,275	$1,275

Total Repurchase Agreement—0.5% (cost $1,275)		1,275

Total Investments—100.5% (cost $269,111)		267,888

Securities Sold, Not Yet Purchased

U.S. Government Agency
Federal National Mortgage Association (FNMA)—(5.7)%
TBA, 2.500%, due 7/1/32	(15,000)	(15,079)

Total Securities Sold, Not Yet Purchased—(5.7)% (proceeds $15,124)		(15,079)
Cash and other assets, less liabilities—5.2%		13,853
Net assets—100.0%		$266,662

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced - TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2017. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	101

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 2.73% increase, net of fees, for the six-month period ending June 30, 2017. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) increased 0.31%.

The first half of 2017 was a strong period for global equity returns, with riskier emerging market equities outpacing developed markets. Within developed equities, Europe and the U.S. outperformed Japan and the U.K. Within emerging markets, particularly strong performance was achieved by Asian markets such as China, Korea, India, and Indonesia. Lagging during the period were those equity markets particularly sensitive to oil, such as Canada and Russia. Globally, energy also lagged on a sector basis given the fall in the price of a barrel of crude oil. Broadly speaking, fixed income indices had uninspiring performance, with the U.S. and Australia outperforming Europe and Japan bond markets. Credit (investment grade and high yield corporate bonds) once again outperformed sovereign bonds. Currencies were mixed, with the euro and Danish krona leading the way in developed currencies. The Mexican peso and Czech koruna strengthened significantly, while Latin American currencies lagged, such as the Argentine peso, Brazilian real, and Colombian peso. Save for a few blips around geopolitical events, volatility was subdued during the first half of the year and remains at very low levels.

During the period, the Fund’s market strategy (e.g., equity and fixed income) and currency strategy both contributed positively to the Fund’s performance relative to the Index. Within the market strategy, equity exposures added value, largely driven by long exposure to peripheral European equities, such as Italy, Spain, and France, as well as long exposures in emerging markets such as China, Korea, and India. The Fund’s fixed income strategy was a positive contributor to the Fund’s relative performance in aggregate, mostly due to long exposure to U.S. credit. The Fund was disadvantaged by short exposure to European government bonds. Within currency, long exposures in emerging market currencies were contributors to the Fund’s relative performance, largely driven by long exposures to the Mexican peso, Indian rupee, Polish zloty, and Hungarian forint. Detracting from currency performance were short exposures to the Czech koruna, New Zealand dollar, Swiss franc, and euro.

Our analysis tells us that several of the headwinds that previously weighed against attractive investment opportunities have recently faded, and this is consistent with the subdued volatility we see in markets and currencies across the Fund’s investment universe. Notwithstanding this, our forward-looking risk models do not assume that the very low levels of volatility that have been realized in market and currency prices during the period are sustainable for the longer term. When realized risk levels get very low, it is appropriate to be concerned about widespread complacency among participants and, in turn, the vulnerability of markets to surprises. However, because we conclude that the underlying near-term macro/geopolitical risks are in abeyance, we have not been deterred from re-risking our strategy closer to what is warranted by fundamentals alone. We have, however, taken advantage of the low price of options (a by-product of low volatility) to re-engage some downside protection within the Fund’s market exposures.

It is our view that the challenge of navigating these risks continues to be the most significant shift in investment landscape to have occurred in the last decade and our investment process, dialogue, and decision making is well equipped to meet the challenges we now face. We remain vigilant as we assess new and relevant information to capture future investment opportunities in a timely manner and will continue balancing the relationship between risk taken and compensation expected.

102	Semiannual Report	June 30, 2017

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2017

	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	2.73%	4.52%	(0.41)%	4.43%	5.32%
Class I(a)	2.90	4.76	(0.15)	4.71	5.59
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a) 0.31 0.49 0.23 0.17 0.16 Institutional Class(b)	2.89	4.85	(0.05)	—	1.08
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.31	0.49	0.23	—	0.20

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to June 30, 2017.
(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to June 30, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of June 30, 2017.

Category	% of net assets
Equity Exchange-Traded Funds	51.6
Fixed Income Exchange-Traded Funds	7.1
Common Stock	1.3
Foreign Government Bonds	2.3
Repurchase Agreement	30.8
U.S. Government	6.2
Purchased Options	0.5
Cash and Other Assets, Less Liabilities	0.2%
Net Assets	100.0%

June 30, 2017	William Blair Funds	103

Macro Allocation Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Exchange-Traded Funds—58.7%
	Equity Exchange-Traded Funds—51.6%
	Dragon Capital - Vietnam Enterprise Investments, Ltd. Class “C”	225,783	$1,120
	Financial Select Sector SPDR Fund	317,500	7,833
	Global X MSCI Argentina ETF	186,500	5,463
	Global X MSCI Greece ETF	1,551,600	15,687
	iShares Global Energy ETF	459,200	14,254
	iShares MSCI Brazil Capped ETF	484,300	16,534
	iShares MSCI Frontier 100 ETF	805,400	23,018
	iShares MSCI India ETF	1,436,800	46,121
	iShares MSCI Japan ETF	441,300	23,676
	iShares MSCI Malaysia ETF	466,400	14,789
	iShares Russell 1000 Growth ETF	398,200	47,394
	iShares Russell 1000 Value ETF	1,571,300	182,946
	SPDR S&P 500 ETF Trust	1,320,200	319,224
	Utilities Select Sector SPDR Fund	579,400	30,106
	VanEck Vectors Russia ETF	1,775,800	34,042
	Total Equity Exchange-Traded Funds		782,207

	Fixed Income Exchange-Traded Funds—7.1%
	iShares iBoxx $ Investment Grade Corporate Bond ETF	380,300	45,830
	iShares JP Morgan USD Emerging Markets Bond ETF	270,900	30,980
	SPDR Bloomberg Barclays High Yield Bond ETF	509,400	18,950
	WisdomTree Emerging Markets Local Debt Fund ETF	301,300	11,428
	Total Fixed Income Exchange-Traded Funds		107,188

	Total Exchange-Traded Funds—58.7% (cost $800,352)		889,395

	Common Stocks—1.3%

	Emerging Latin America—1.3%
	Argentina—1.2%
*	Adecoagro S.A. (Food products)†	86,847	868
	Banco Macro S.A.—ADR (Banks)	13,698	1,263
	BBVA Banco Frances S.A.—ADR (Banks)	26,719	506
*	Cresud SACIF y A—ADR (Real estate management & development)	26,131	508
*	Empresa Distribuidora Y Comercializadora Norte—ADR (Electric utilities)	17,299	552
	Grupo Clarin S.A. Class “B”,—GDR (Media)	112,177	3,191
	Grupo Financiero Galicia S.A.—ADR (Banks)	61,243	2,611
	Grupo Supervielle S.A.—ADR (Banks)	37,838	684
*	IRSA Inversiones y Representaciones S.A.—ADR (Real estate management & development)	16,012	386
	MercadoLibre, Inc. (Internet software & services)	4,765	1,195
*	Pampa Energia S.A.—ADR (Electric utilities)	43,495	2,560
	Telecom Argentina S.A.—ADR (Diversified telecommunication services)	35,472	899
	YPF S.A.—ADR (Oil, gas & consumable fuels)	146,467	3,208
	Total Argentina		18,431
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Uruguay—0.1%
*	Arcos Dorados Holdings, Inc. Class “A” (Hotels, restaurants & leisure)†	138,352	$1,031

	Europe—0.0%
	Luxembourg—0.0%
*	Globant S.A. (Software)†	17,190	747

	Total Common Stocks—1.3% (cost $20,551)		20,209

	Foreign Government Bond—2.3%
	Malaysia
	Malaysia Government Bond, 3.580%, due 9/28/18	MYR145,240	33,958

	Total Foreign Government Bonds—2.3% (cost $32,956)		33,958

	Repurchase Agreement—30.8%
	Fixed Income Clearing Corporation, 0.120% dated 6/30/17, due 7/3/17, repurchase price $466,806, collateralized by U.S. Treasury Note, 2.000%-2.375%, due 4/30/24-8/15/24	$466,801	466,801

	Total Repurchase Agreement—30.8% (cost $466,801)		466,801

	U.S. Government—6.2%
	U.S. Treasury Bill, 0.525%, due 7/20/17 (a)	8,000	7,997
	U.S. Treasury Bill, 0.569%, due 8/17/17 (a)	8,000	7,991
	U.S. Treasury Bill, 0.606%, due 9/14/17 (a)	7,000	6,987
	U.S. Treasury Bill, 0.677%, due 10/12/17 (a)	8,000	7,977
	U.S. Treasury Bill, 0.676%, due 11/9/17	8,000	7,970
	U.S. Treasury Bill, 0.827%, due 12/7/17 (a)	7,000	6,975
	U.S. Treasury Bill, 0.866%, due 1/4/18 (a)	7,500	7,457
	U.S. Treasury Bill, 0.825%, due 2/1/18 (a)	7,000	6,956
	U.S. Treasury Bill, 0.912%, due 3/1/18 (a)	7,000	6,950
	U.S. Treasury Bill, 1.024%, due 3/29/18 (a)	7,000	6,941
	U.S. Treasury Bill, 1.076%, due 4/26/18 (a)	7,000	6,933
	U.S. Treasury Bill, 1.168%, due 5/24/18(a)	7,000	6,925
	U.S. Treasury Bill, 1.231%, due 6/21/18	6,500	6,424

	Total U.S. Government—6.2% (cost $94,549)		94,483

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2017

Macro Allocation Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Issuer	Contracts	Value

Purchased Options—0.5%
CAC 40 Index OTC, July 2017, Strike 5,550, EUR, Call	26,227	$18
Deutsche X-Trackers Harvest CS, October 2017, Strike 24, USD, Call	7,580	2,501
FTSE 100 Index August 2017, Strike 7,375, EUR, Call	1,284	1,062
FTSE MIB Index OTC, August 2017, Strike 21,000, EUR, Call	5,150	1,917
FTSE MIB Index OTC, September 2017, Strike 22,500, EUR, Call	2,662	225
IBEX 10,600 OTC, August 2017, Strike 10,600, EUR, Call	12,629	2,100
IBEX 11,500 OTC, September 2017, Strike 11,500, EUR, Call	2,586	47

Total Purchased Options—0.5% (cost $12,789)		7,870
Issuer	Value

Total Investments in Securities—99.8% (cost $1,427,998)	$1,512,716
Cash and other assets, less liabilities—0.2%	2,841
Net assets—100.0%	$1,515,557

* = Non-income producing security

† = U.S. listed foreign security

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $64,069 (in thousands).

ADR = American Depository Receipt

GDR = Global Depository Receipt

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the period ended June 30, 2017 with companies deemed affiliated during the period or at June 30, 2017.

		Share Activity				Period Ended June 30, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 6/30/2017	Value 6/30/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
Global X MSCI Greece ETF	2,126,000	—	574,400	1,551,600	$15,687	$—	$(274)	$4,642
WisdomTree Emerging Markets Local Debt Fund ETF	326,500	—	25,200	301,300	11,428	271	(229)	914
					$27,115	$271	$(503)	$5,556

Forward Foreign Currency Contracts
Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
9/20/17	Brazilian Real	Citibank N.A. London	35,398	$10,510	$(53)
9/20/17	Canadian Dollar	Citibank N.A. London	63,720	49,200	954
9/20/17	Swiss Franc	Citibank N.A. London	9,181	9,625	1
9/20/17	Chinese Yuan Renminbi	Citibank N.A. London	516,979	75,848	205
9/20/17	Colombian Peso	Citibank N.A. London	201,516,326	65,422	(2,634)
9/20/17	British Pound Sterling	Citibank N.A. London	56,985	74,407	1,395
9/20/17	Hungarian Forint	Citibank N.A. London	12,938,942	48,014	61
9/20/17	Indonesian Rupiah	Citibank N.A. London	201,699,168	14,999	(81)
9/20/17	Indian Rupee	Citibank N.A. London	3,598,101	55,173	(456)
9/20/17	Mexican Peso	Citibank N.A. London	1,612,727	87,729	(1,044)
9/20/17	New Zealand Dollar	Citibank N.A. London	9,329	6,826	(3)
9/20/17	Philippine Peso	Citibank N.A. London	5,770,525	113,903	(2,422)
9/20/17	Polish Zloty	Citibank N.A. London	174,507	47,075	101
9/20/17	Singapore Dollar	Citibank N.A. London	132,548	96,399	(253)
9/20/17	New Turkish Lira	Citibank N.A. London	211,779	58,816	17
9/20/17	South African Rand	Citibank N.A. London	629,131	47,435	(1,600)
					$(5,812)

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	105

Macro Allocation Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Forward Foreign Currency Contracts (continued)
Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	Current Value	Net Unrealized Appreciation (Depreciation)
Sold
9/20/17	Argentinean Peso	Citibank N.A. London	519,316	$29,934	$1,237
9/20/17	Australian Dollar	Citibank N.A. London	86,266	66,236	(531)
9/20/17	Canadian Dollar	Citibank N.A. London	125,352	96,787	(1,715)
9/20/17	Swiss Franc	Citibank N.A. London	124,823	130,855	(967)
9/20/17	Czech Koruna	Citibank N.A. London	1,667,499	73,304	(908)
9/20/17	Euro	Citibank N.A. London	149,553	171,547	(2,488)
9/20/17	British Pound Sterling	Citibank N.A. London	5,244	6,847	(3)
9/20/17	Hong Kong Dollar	Citibank N.A. London	651,883	83,682	71
9/20/17	Hungarian Forint	Citibank N.A. London	12,938,942	48,014	(1,058)
9/20/17	Japanese Yen	Citibank N.A. London	8,560,378	76,381	2,223
9/20/17	South Korean Won	Citibank N.A. London	46,810,934	40,923	958
9/20/17	New Zealand Dollar	Citibank N.A. London	155,023	113,430	(504)
9/20/17	Russian Ruble	Citibank N.A. London	1,185,081	19,757	683
9/20/17	Thai Baht	Citibank N.A. London	3,790,119	111,578	275
9/20/17	Taiwan Dollar	Citibank N.A. London	2,745,753	90,338	1,032
					$(1,695)

Futures Contracts
Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local, in Thousands)	Net Unrealized Appreciation (Depreciation)
Long
789	CAC 40 Index	July 2017	Euro	40,369	$(1,036)
502	IBEX 35 Index	July 2017	Euro	52,238	(2,048)
114	H-Shares Index	July 2017	Hong Kong Dollar	58,112	(90)
36	HANG SENG Index	July 2017	Hong Kong Dollar	46,053	(18)
1,578	MSCI Singapore ETS Index	July 2017	Singapore Dollar	56,563	129
161	MSCI Taiwan Index	July 2017	U.S. Dollar	6,203	(76)
341	KOSPI 12 Index	September 2017	South Korean Won	26,674,725	364
7,516	EURO STOXX 600 Banks Index	September 2017	Euro	68,057	1,138
251	FTSE 100 Index	September 2017	British Pound Sterling	18,179	(638)
269	FTSE MIB Index	September 2017	Euro	27,571	(714)
					$(2,989)
Short
215	Amsterdam Index	July 2017	Euro	21,780	$711
448	OMXS 30 Index	July 2017	Swedish Krona	71,803	202
305	EURO-BTP	September 2017	Euro	41,218	(363)
700	NIKKEI 225 Index	September 2017	Japanese Yen	7,000,000	565
215	TOPIX Index	September 2017	Japanese Yen	3,464,725	(254)
395	S&P TSX 60 Index	September 2017	Canadian Dollar	70,247	790
36	DAX Index	September 2017	Euro	11,088	370
1,100	EURO STOXX 50 Index	September 2017	Euro	37,741	1,258
2,816	MEX BOLSA Index	September 2017	Mexican Peso	1,417,152	(1,291)
251	Russell 2000 Mini Index	September 2017	U.S. Dollar	17,749	122
3,637	S&P 500 E Mini Index	September 2017	U.S. Dollar	440,241	1,343
484	10YR Can Bond	September 2017	Canadian Dollar	68,026	1,503
1,865	FTSE/JSE Top 40 Index	September 2017	South African Rand	851,969	366
108	SPI 200 Index	September 2017	Australian Dollar	15,252	(40)
108	Long Gilt	September 2017	British Pound Sterling	13,562	265
					$5,547

Centrally Cleared Interest Rate Swap
Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
3 Month STIBOR	Receive	1.150%	September 2027	LCH	231,430 SEK	$369

See accompanying Notes to Financial Statements.

106	Semiannual Report	June 30, 2017

Macro Allocation Fund

Portfolio of Investments, June 30, 2017 (all dollar amounts in thousands) (unaudited)

Total Return Swaps
Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount (Local, in thousands)	Unrealized Appreciation (Depreciation)
Euro Bund Future	Receive	0 bp	Sep 2017	Credit Suisse International	EUR 23,481	$381
5 YR T-Note Future	Receive	0 bp	Sep 2017	Credit Suisse International	16,864	13
10 YR T-Note Future	Receive	0 bp	Sep 2017	Credit Suisse International	47,336	11
Consumer Discretionary Select Sector Total Return Index	Receive	3 Month LIBOR plus 15 bp	Sep 2017	Goldman Sachs International	52,722	290
Dow Jones US Healthcare Total Return Index	Receive	3 Month LIBOR plus 23 bp	Sep 2017	Citibank N.A.	22,993	(469)
Dow Jones US Technology Total Return Index	Receive	3 Month LIBOR plus 23 bp	Sep 2017	Citibank N.A.	45,753	277
Dow Jones US Telecommunications Total Return Index	Receive	3 Month LIBOR plus 10 bp	Sep 2017	Goldman Sachs International	30,669	1,150
Euro STOXX Bank Gross Return Index	Receive	3 Month EURIBOR plus 10 bp	Sep 2017	Goldman Sachs International	EUR 6,724	(129)
MSCI China Small Cap Index (Net)	Pay	3 Month LIBOR plus 35 bp	Dec 2017	Goldman Sachs International	10,770	676
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 40 bp 3 Month LIBOR plus 20 bp - 50 bp	Aug 2017 to Jun 2018	Citibank N.A.	22,206	568
MSCI Emerging Markets Small Cap (Net)	Pay	3 Month LIBOR plus 81 bp	Dec 2017 to Mar 2018	Credit Suisse International	29,403	3,213
MSCI International Indonesia Gross Return Index	Receive	3 Month LIBOR plus 37 bp	Sep 2017	Citibank N.A.	16,394	(296)
MSCI Vietnam Daily Total Return Index	Pay	3 Month LIBOR plus 100 bp	Sep 2017	Goldman Sachs International	7,698	75
Swiss Market Index (Total Return)	Receive	3 Month CHF LIBOR	Sep 2017	Credit Suisse International	CHF 20,716	136
Vietnam Equity Basket	Pay	3 Month LIBOR plus 100 bp	Sep 2017	Goldman Sachs International	7,772	40
						$5,936

Variance Swaps

Reference Entity	Pay/Receive Floating Rate	Variance Strike Price	Maturity Date	Counterparty	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
S&P 500 Index	Receive	152.52	Jul 2017	Citibank N.A.	311	$(942)

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Maturity Date	Cleared Exchange	Notional Amount (Local, in thousands)	Unrealized Appreciation (Depreciation)
iTRAXX Europe S27	Sell	1.000%	June 2022	ICE	EUR $27,428	$323
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$5,686

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	107

Statements of Assets and Liabilities

As of June 30, 2017 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$307,179	$106,869	$95,939
Investments in securities, at value	$389,317	$137,075	$115,981
Receivable for securities sold	—	1,608	941
Receivable for fund shares sold	158	545	46
Receivable from Adviser or an affiliate	—	13	16
Dividend and interest receivable	150	27	36
Total assets	389,625	139,268	117,020
Liabilities
Payable for investment securities purchased	1,842	555	—
Payable for fund shares redeemed	1,793	21	699
Payable to custodian	—	127	—
Management fee payable	245	81	92
Distribution fee payable	10	3	4
Other payables and accrued expenses	121	12	61
Total liabilities	4,011	799	856
Net assets	$385,614	$138,469	$116,164
Capital
Composition of net assets
Par value of shares of beneficial interest	$28	$12	$9
Capital paid in excess of par value	196,891	108,937	91,915
Accumulated net investment income (loss)	533	113	(255)
Accumulated net realized gain (loss)	106,024	(799)	4,453
Net unrealized appreciation (depreciation) of investments and foreign currencies	82,138	30,206	20,042
Net assets	$385,614	$138,469	$116,164

Class N shares
Net assets	$45,776	$13,845	$17,330
Shares outstanding	3,607,007	1,200,647	1,470,967
Net asset value per share	$12.69	$11.53	$11.78
Class I shares
Net assets	$339,838	$124,624	$98,834
Shares outstanding	24,633,400	10,345,887	7,996,351
Net asset value per share	$13.80	$12.05	$12.36

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2017

Statements of Operations

For the Period Ended June 30, 2017 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends	$2,816	$657	$417
Interest	1	—	1
Total income	2,817	657	418
Expenses
Investment advisory fees	1,788	461	590
Distribution fees	71	16	21
Custodian fees	16	14	16
Transfer agent fees	37	10	10
Sub-transfer agent fees
Class N	41	9	12
Class I	220	57	71
Professional fees	31	17	18
Registration fees	19	15	18
Shareholder reporting fees	10	3	—
Trustee fees	26	3	6
Other expenses	25	4	6
Total expenses before expense limitation	2,284	609	768
Expenses waived or reimbursed by the Adviser	—	(65)	(95)
Net expenses	2,284	544	673
Net investment income (loss)	533	113	(255)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	72,269	(722)	7,976
Total net realized gain (loss)	72,269	(722)	7,976
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(17,111)	16,006	4,932
Change in net unrealized appreciation (depreciation)	(17,111)	16,006	4,932
Net increase (decrease) in net assets resulting from operations	$55,691	$15,397	$12,653

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	109

Statements of Changes in Net Assets

For the Period Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$533	$1,074	$113	$321	$(255)	$(474)
Net realized gain (loss) on investments, and other assets and liabilities	72,269	66,007	(722)	1,326	7,976	(1,862)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(17,111)	(71,577)	16,006	1,381	4,932	1,967
Net increase (decrease) in net assets resulting from operations	55,691	(4,496)	15,397	3,028	12,653	(369)
Distributions to shareholders from
Net investment income
Class N	—	—	—	(9)	—	—
Class I	—	(1,133)	—	(334)	—	—
Net realized gain
Class N	—	(5,224)	—	(98)	—	(912)
Class I	—	(38,810)	—	(863)	—	(6,417)
Total distributions	—	(45,167)	—	(1,304)	—	(7,329)
Capital stock transactions
Net proceeds from sale of shares	15,604	75,891	12,880	75,429	7,714	20,647
Shares issued in reinvestment of income dividends and capital gain distributions	—	44,227	—	1,134	—	7,111
Less cost of shares redeemed	(263,487)	(339,147)	(12,143)	(25,433)	(39,861)	(84,124)
Net increase (decrease) in net assets resulting from capital share transactions	(247,883)	(219,029)	737	51,130	(32,147)	(56,366)
Increase (decrease) in net assets	(192,192)	(268,692)	16,134	52,854	(19,494)	(64,064)
Net assets
Beginning of period	577,806	846,498	122,335	69,481	135,658	199,722
End of period	$385,614	$577,806	$138,469	$122,335	$116,164	$135,658
Accumulated net investment income (loss) at the end of the period	$533	$—	$113	$—	$(255)	$—

See accompanying Notes to Financial Statements.

110	Semiannual Report	June 30, 2017

Statements of Assets and Liabilities

As of June 30, 2017 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$1,334,491	$2,481	$377,269	$528,730
Investments in securities, at value	$1,661,863	$3,100	$479,918	$678,119
Receivable for securities sold	3,591	89	1,913	10,091
Receivable for fund shares sold	4,707	1	1,203	1,132
Receivable from Adviser	75	9	1	27
Dividend and interest receivable	467	3	122	763
Total assets	1,670,703	3,202	483,157	690,132
Liabilities
Payable for investment securities purchased	7,613	91	8,665	6,187
Payable for fund shares redeemed	362	—	219	41
Management fee payable	1,350	3	422	619
Distribution fee payable	39	—	32	6
Other payables and accrued expenses	268	26	128	107
Total liabilities	9,632	120	9,466	6,960
Net assets	$1,661,071	$3,082	$473,691	$683,172
Capital
Composition of net assets
Par value of shares of beneficial interest	$72	$—	$15	$33
Capital paid in excess of par value	1,288,687	2,214	329,033	503,472
Accumulated net investment income (loss)	(3,556)	8	(1,490)	863
Accumulated net realized gain (loss)	48,496	241	43,484	29,415
Net unrealized appreciation (depreciation) of investments and foreign currencies	327,372	619	102,649	149,389
Net assets	$1,661,071	$3,082	$473,691	$683,172

Class N shares
Net assets	$190,428	$286	$157,902	$30,583
Shares outstanding	8,553,748	19,608	5,419,539	1,524,749
Net asset value per share	$22.26	$14.57	$29.14	$20.06
Class I shares
Net assets	$1,470,643	$2,796	$315,789	$652,589
Shares outstanding	63,265,523	192,505	9,995,695	31,708,286
Net asset value per share	$23.25	$14.53	$31.59	$20.58

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	111

Statements of Operations

For the Period Ended June 30, 2017 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$4,609	$25	$1,273	$5,201
Less foreign tax withheld	(13)	—	(5)	—
Interest	13	—	6	4
Total income	4,609	25	1,274	5,205
Expenses
Investment advisory fees	7,224	16	2,297	3,786
Distribution fees	223	—	163	40
Custodian fees	16	17	14	19
Transfer agent fees	36	—	14	22
Sub-transfer agent fees
Class N	138	—	84	25
Class I	695	2	142	459
Professional fees	44	17	27	28
Registration fees	21	19	12	20
Shareholder reporting fees	90	—	1	20
Trustee fees	43	—	13	21
Other expenses	45	1	13	14
Total expenses before expense limitation	8,575	72	2,780	4,454
Expenses waived or reimbursed by the Adviser	(410)	(55)	(16)	(112)
Net expenses	8,165	17	2,764	4,342
Net investment income (loss)	(3,556)	8	(1,490)	863
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	49,621	255	33,286	28,594
Total net realized gain (loss)	49,621	255	33,286	28,594
Change in net unrealized appreciation (depreciation) of:
Investments in securities	166,891	(245)	29,386	(32,794)
Change in net unrealized appreciation (depreciation)	166,891	(245)	29,386	(32,794)
Net increase (decrease) in net assets resulting from operations	$212,956	$18	$61,182	$(3,337)

See accompanying Notes to Financial Statements.

112	Semiannual Report	June 30, 2017

Statements of Changes in Net Assets

For the Period Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$(3,556)	$(3,860)	$8	$20	$(1,490)	$(2,213)	$863	$2,769
Net realized gain (loss) on investments, and other assets and liabilities	49,621	77,537	255	159	33,286	35,282	28,594	24,542
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	166,891	12,814	(245)	522	29,386	30,352	(32,794)	117,767
Net increase (decrease) in net assets resulting from operations	212,956	86,491	18	701	61,182	63,421	(3,337)	145,078
Distributions to shareholders from
Net investment income
Class N	—	—	—	(1)	—	—	—	(58)
Class I	—	—	—	(23)	—	—	—	(2,771)
Net realized gain
Class N	—	(5,332)	—	(10)	—	(6,573)	—	(1,334)
Class I	—	(28,097)	—	(129)	—	(14,099)	—	(26,512)
Total distributions	—	(33,429)	—	(163)	—	(20,672)	—	(30,675)
Capital stock transactions
Net proceeds from sale of shares	327,137	533,654	155	640	74,634	51,636	61,586	133,395
Shares issued in reinvestment of income dividends and capital gain distributions	—	33,051	—	164	—	20,471	—	28,779
Less cost of shares redeemed	(141,599)	(546,329)	(544)	(1,964)	(51,023)	(99,171)	(83,708)	(180,307)
Net increase (decrease) in net assets resulting from capital share transactions	185,538	20,376	(389)	(1,160)	23,611	(27,064)	(22,122)	(18,133)
Increase (decrease) in net assets	398,494	73,438	(371)	(622)	84,793	15,685	(25,459)	96,270
Net assets
Beginning of period	1,262,577	1,189,139	3,453	4,075	388,898	373,213	708,631	612,361
End of period	$1,661,071	$1,262,577	$3,082	$3,453	$473,691	$388,898	$683,172	$708,631
Accumulated net investment income (loss) at the end of the period	$(3,556)	$—	$8	$—	$(1,490)	$—	$863	$—

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	113

Statements of Assets and Liabilities

As of June 30, 2017 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund(a)	Institutional International Developed Plus Fund(b)
Assets
Investments in securities, at cost	$158,084	$270,064	$89,065	$14,408
Investments in securities, at value	$197,654	$318,970	$104,586	$17,332
Cash	8	19	6	34
Foreign currency, at value (cost $40; $167; $24; $4)	40	167	24	4
Receivable for securities sold	—	3,742	—	—
Receivable for fund shares sold	40	9,790	—	—
Receivable from Adviser or an affiliate	24	31	17	12
Dividend and interest receivable	568	1,311	339	67
Total assets	198,334	334,030	104,972	17,449
Liabilities
Payable for investment securities purchased	—	3,097	—	—
Payable for fund shares redeemed	—	19	—	—
Management fee payable	168	251	87	13
Shareholder administration fee payable	7	8	—	—
Distribution fee payable	1	1	1	—
Foreign capital gains tax liability	—	57	—	—
Other payables and accrued expenses	57	92	45	38
Total liabilities	233	3,525	133	51
Net assets	$198,101	$330,505	$104,839	$17,398
Capital
Composition of net assets
Par value of shares of beneficial interest	$15	$22	$7	$1
Capital paid in excess of par value	155,205	277,618	164,273	105,172
Accumulated net investment income (loss)	1,881	2,336	1,821	82
Accumulated net realized gain (loss)	1,422	1,666	(76,788)	(90,781)
Net unrealized appreciation (depreciation) of investments and foreign currencies	39,578	48,863	15,526	2,924
Net assets	$198,101	$330,505	$104,839	$17,398

Class N shares
Net assets	$6,586	$6,793	$3,102	—
Shares outstanding	498,118	457,764	202,746	—
Net asset value per share	$13.22	$14.84	$15.30	—
Class I shares
Net assets	$52,902	$55,687	$101,737	—
Shares outstanding	3,990,203	3,735,354	6,578,840	—
Net asset value per share	$13.26	$14.91	$15.46	—
Institutional Class shares
Net assets	$138,613	$268,025	—	$17,398
Shares outstanding	10,450,192	17,977,132	—	1,309,081
Net asset value per share	$13.26	$14.91	—	$13.29

(a)	Formerly known as International Equity Fund
(b)	Formerly known as Institutional International Equity Fund

See accompanying Notes to Financial Statements.

114	Semiannual Report	June 30, 2017

Statements of Operations

For the Period Ended June 30, 2017 (all amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund(a)	Institutional International Developed Plus Fund(b)
Investment income
Dividends	$2,535	$5,141	$1,647	$298
Less foreign tax withheld	(159)	(452)	(151)	(22)
Interest	1	2	—	—
Total income	2,377	4,691	1,496	276
Expenses
Investment advisory fees	958	1,373	464	75
Distribution fees	8	6	4	—
Shareholder administration fees	42	36	—	—
Custodian fees	23	38	24	22
Transfer agent fees	4	4	2	1
Sub-transfer agent fees
Class N	3	3	2	—
Class I	16	17	38	—
Professional fees	27	38	29	30
Registration fees	24	30	14	10
Shareholder reporting fees	—	1	—	—
Trustee fees	6	6	2	1
Other expenses	7	6	3	1
Total expenses before expense limitation	1,118	1,558	582	140
Expenses waived or reimbursed by the Adviser or an affiliate	(134)	(159)	(91)	(58)
Net expenses	984	1,399	491	82
Net investment income (loss)	1,393	3,292	1,005	194
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	4,057	2,076	653	147
Foreign currency transactions	(24)	19	24	1
Total net realized gain (loss)	4,033	2,095	677	148
Change in net unrealized appreciation (depreciation) of:
Investments in securities	19,764	36,007	8,544	1,595
Foreign currency translations	14	(23)	11	2
Change in net unrealized appreciation (depreciation)	19,778	35,984	8,555	1,597
Net increase (decrease) in net assets resulting from operations	$25,204	$41,371	$10,237	$1,939

(a)	Formerly known as International Equity Fund
(b)	Formerly known as Institutional International Equity Fund

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	115

Statements of Changes in Net Assets

For the Period Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Developed Plus Fund(a)		Institutional International Developed Plus Fund(b)
	2017	2016	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$1,393	$1,001	$3,292	$1,719	$1,005	$1,031	$194	$269
Net realized gain (loss) on investments, and other assets and liabilities	4,033	(1,938)	2,095	(362)	677	(2,465)	148	(833)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	19,778	2,151	35,984	2,416	8,555	1,794	1,597	515
Net increase (decrease) in net assets resulting from operations	25,204	1,214	41,371	3,773	10,237	360	1,939	(49)
Distributions to shareholders from
Net investment income
Class N	—	—	—	(23)	—	(29)	—	—
Class I	—	(124)	—	(293)	—	(823)	—	—
Institutional Class	—	(403)	—	(2,350)	—	—	—	(336)
Net realized gain
Class N	—	(27)	—	—	—	—	—	—
Class I	—	(206)	—	—	—	—	—	—
Institutional Class	—	(559)	—	—	—	—	—	—
Total distributions	—	(1,319)	—	(2,666)	—	(852)	—	(336)
Capital stock transactions
Net proceeds from sale of shares	4,801	32,576	44,244	158,486	12,138	25,707	—	967
Shares issued in reinvestment of income dividends and capital gain distributions	—	1,244	—	1,783	—	780	—	336
Less cost of shares redeemed	(8,635)	(45,952)	(10,332)	(22,232)	(4,873)	(2,564)	(1,106)	(383)
Net increase (decrease) in net assets resulting from capital share transactions	(3,834)	(12,132)	33,912	138,037	7,265	23,923	(1,106)	920
Increase (decrease) in net assets	21,370	(12,237)	75,283	139,144	17,502	23,431	833	535
Net assets
Beginning of period	176,731	188,968	255,222	116,078	87,337	63,906	16,565	16,030
End of period	$198,101	$176,731	$330,505	$255,222	$104,839	$87,337	$17,398	$16,565
Accumulated net investment income (loss) at the end of the period	$1,881	$488	$2,336	$(956)	$1,821	$816	$82	$(112)

(a)	Formerly known as International Equity Fund
(b)	Formerly known as Institutional International Equity Fund

See accompanying Notes to Financial Statements.

116	Semiannual Report	June 30, 2017

Statements of Assets and Liabilities

As of June 30, 2017 (dollar amounts in thousands) (unaudited)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$2,645,997	$1,865,340	$475,822
Investments in securities, at value	$3,111,306	$2,180,847	$567,101
Foreign currency, at value (cost $3,253; $2,313; $1,329)	3,249	2,310	1,329
Receivable for securities sold	64,007	44,513	6,705
Receivable for fund shares sold	929	1,125	96
Receivable from Adviser or an affiliate	9	—	42
Dividend and interest receivable	12,882	8,622	1,515
Total assets	3,192,382	2,237,417	576,788
Liabilities
Payable for investment securities purchased	62,852	44,246	6,572
Payable for fund shares redeemed	1,820	14,366	243
Management fee payable	2,618	1,700	475
Shareholder administration fee payable	—	—	42
Distribution fee payable	159	—	2
Foreign capital gains tax liability	2,074	1,386	224
Other payables and accrued expenses	700	368	217
Total liabilities	70,223	62,066	7,775
Net asset	$3,122,159	$2,175,351	$569,013
Capital
Composition of net assets
Par value of shares of beneficial interest	$112	$131	$37
Capital paid in excess of par value	2,931,661	1,843,382	454,460
Accumulated net investment income (loss)	41,709	38,552	2,323
Accumulated net realized gain (loss)	(314,671)	(20,890)	21,148
Net unrealized appreciation (depreciation) of investments and foreign currencies	463,348	314,176	91,045
Net assets	$3,122,159	$2,175,351	$569,013

Class N shares
Net assets	$757,955	—	$10,757
Shares outstanding	27,788,760	—	716,833
Net asset value per share	$27.28	—	$15.01
Class I shares
Net assets	$2,364,204	—	$325,743
Shares outstanding	84,577,168	—	21,442,233
Net asset value per share	$27.95	—	$15.19
Institutional Class shares
Net assets	—	$2,175,351	$232,513
Shares outstanding	—	130,592,775	15,220,802
Net asset value per share	—	$16.66	$15.28

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	117

Statements of Operations

For the Period Ended June 30, 2017 (all amounts in thousands) (unaudited)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Investment income
Dividends	$55,219	$38,662	$9,004
Less foreign tax withheld	(4,738)	(3,323)	(867)
Interest	16	15	4
Interest	50,497	35,354	8,141
Expenses
Investment advisory fees	15,327	10,104	2,726
Distribution fees	936	—	13
Shareholder administration fees	—	—	247
Custodian fees	161	114	63
Transfer agent fees	81	31	11
Sub-transfer agent fees
Class N	604	—	7
Class I	1,125	—	139
Professional fees	123	97	47
Registration fees	10	12	25
Shareholder reporting fees	115	1	14
Trustee fees	115	73	19
Other expenses	117	40	20
Total expenses before expense limitation	18,714	10,472	3,331
Expenses waived or reimbursed by the Adviser or an affiliate	(45)	—	(247)
Net expenses	18,669	10,472	3,084
Net investment income (loss)	31,828	24,882	5,057
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	123,202 (1)	79,165 (1)	21,446
Foreign currency transactions	(1,348)	(1,286)	(106)
Total net realized gain (loss)	121,854	77,879	21,340
Change in net unrealized appreciation (depreciation) of:
Investments in securities	262,682 (2)	187,897 (2)	58,871
Foreign currency translations	(1,495)	(1,080)	(181)
Change in net unrealized appreciation (depreciation)	261,187	186,817	58,690
Net increase (decrease) in net assets resulting from operations	$414,869	$289,578	$85,087

(1)	Includes $58 and $36 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.
(2)	Includes $(62) and $(39) related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

118	Semiannual Report	June 30, 2017

Statements of Changes in Net Assets

For the Period Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016 (all amounts in thousands)

	International Growth Fund		Institutional International Growth Fund		International Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$31,828	$35,114	$24,882	$26,072	$5,057	$5,962
Net realized gain (loss) on investments, and other assets and liabilities	121,854	(30,127)	77,879	(29,234)	21,340	2,763
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	261,187	(107,864)	186,817	(62,962)	58,690	(31,826)
Net increase (decrease) in net assets resulting from operation	414,869	(102,877)	289,578	(66,124)	85,087	(23,101)
Distributions to shareholders from
Net investment income
Class N	—	(10,938)	—	—	—	(5)
Class I	—	(40,501)	—	—	—	(1,063)
Institutional Class	—	—	—	(23,809)	—	(845)
Net realized gain
Class N	—	—	—	—	—	(2)
Class I	—	—	—	—	—	(57)
Institutional Class	—	—	—	—	—	(37)
Total distributions	—	(51,439)	—	(23,809)	—	(2,009)
Capital stock transactions
Net proceeds from sale of shares	142,766	437,982	137,578	237,672	32,728	63,344
Shares issued in reinvestment of income dividends and capital gain distributions	—	48,138	—	22,693	—	1,827
Less cost of shares redeemed	(416,721)	(1,029,303)	(345,776)	(412,093)	(65,435)	(98,028)
Net increase (decrease) in net assets resulting from capital share transactions	(273,955)	(543,183)	(208,198)	(151,728)	(32,707)	(32,857)
Increase (decrease) in net assets	140,914	(697,499)	81,380	(241,661)	52,380	(57,967)
Net assets
Beginning of period	2,981,245	3,678,744	2,093,971	2,335,632	516,633	574,600
End of period	$3,122,159	$2,981,245	$2,175,351	$2,093,971	$569,013	$516,633
Accumulated net investment income (loss) at the end of the period	$41,709	$9,881	$38,552	$13,670	$2,323	$(2,734)

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	119

Statements of Assets and Liabilities

As of June 30, 2017 (dollar amounts in thousands) (unaudited)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$340,505	$963,728	$311,455
Investments in securities, at value	$404,718	$1,225,452	$374,373
Foreign currency, at value (cost $375; $208; $2,733)	374	208	2,733
Receivable for securities sold	313	3,671	3,019
Receivable for fund shares sold	118	103	441
Receivable from Adviser or an affiliate	5	15	29
Dividend and interest receivable	898	2,878	1,668
Total assets	406,426	1,232,327	382,263
Liabilities
Payable for investment securities purchased	75	721	5,424
Payable for fund shares redeemed	113	71	305
Management fee payable	365	1,130	345
Shareholder administration fee payable	5	15	28
Distribution fee payable	1	2	2
Foreign capital gains tax liability	333	2,562	2,429
Other payables and accrued expenses	261	648	226
Total liabilities	1,153	5,149	8,759
Net assets	$405,273	$1,227,178	$373,504
Capital
Composition of net assets
Par value of shares of beneficial interest	$43	$88	$23
Capital paid in excess of par value	362,711	1,083,619	339,943
Accumulated net investment income (loss)	1,080	7,654	(6,069)
Accumulated net realized gain (loss)	(22,438)	(123,333)	(20,971)
Net unrealized appreciation (depreciation) of investments and foreign currencies	63,877	259,150	60,578
Net assets	$405,273	$1,227,178	$373,504

Class N shares
Net assets	$3,451	$9,702	$9,674
Shares outstanding	366,179	711,807	590,153
Net asset value per share	$9.42	$13.63	$16.39
Class I shares
Net assets	$35,109	$109,042	$220,795
Shares outstanding	3,708,534	7,909,597	13,405,947
Net asset value per share	$9.47	$13.79	$16.47
Institutional Class shares
Net assets	$366,713	$1,108,434	$143,035
Shares outstanding	38,741,776	79,761,055	8,668,309
Net asset value per share	$9.47	$13.90	$16.50

See accompanying Notes to Financial Statements.

120	Semiannual Report	June 30, 2017

Statements of Operations

For the Period Ended June 30, 2017 (all amounts in thousands) (unaudited)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$3,980	$11,151	$4,182
Less foreign tax withheld	(372)	(1,236)	(281)
Interest	1	3	2
Total income	3,609	9,918	3,903
Expenses
Investment advisory fees	1,930	5,953	1,863
Distribution fees	4	12	12
Shareholder administration fees	27	84	147
Custodian fees	61	216	132
Transfer agent fees	6	19	26
Sub-transfer agent fees
Class N	—	4	7
Class I	10	47	55
Professional fees	40	67	51
Registration fees	71	25	27
Shareholder reporting fees	5	—	13
Trustee fees	7	34	10
Other expenses	5	35	8
Total expenses before expense limitation	2,166	6,496	2,351
Expenses waived or reimbursed by the Adviser or an affiliate	(27)	(84)	(161)
Net expenses	2,139	6,412	2,190
Net investment income (loss)	1,470	3,506	1,713
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	4,030	20,801 (1)	10,441
Foreign currency transactions	(79)	(421)	(471)
Total net realized gain (loss)	3,951	20,380	9,970
Change in net unrealized appreciation (depreciation) of:
Investments in securities	58,225	209,556 (2)	48,879
Foreign currency translations	(336)	(2,584)	(2,207)
Change in net unrealized appreciation (depreciation)	57,889	206,972	46,672
Net increase (decrease) in net assets resulting from operations	$63,310	$230,858	$58,355

(1)	Includes $71 related to an affiliated fund (William Blair China A-Share Fund, LLC).
(2)	Includes $(76) related to an affiliated fund (William Blair China A-Share Fund, LLC).

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	121

Statements of Changes in Net Assets

For the Period Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016 (all amounts in thousands)

	Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$1,470	$910	$3,506	$5,855	$1,713	$2,676
Net realized gain (loss) on investments, and other assets and liabilities	3,951	(15,513)	20,380	(78,116)	9,970	(26,839)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	57,889	12,087	206,972	83,304	46,672	7,365
Net increase (decrease) in net assets resulting from operations	63,310	(2,516)	230,858	11,043	58,355	(16,798)
Distributions to shareholders from
Net investment income
Class N	—	—	—	(18)	—	(210)
Class I	—	(41)	—	(416)	—	(4,177)
Institutional Class	—	(513)	—	(4,354)	—	(3,339)
Net realized gain
Class N	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions	—	(554)	—	(4,788)	—	(7,726)
Capital stock transactions
Net proceeds from sale of shares	47,247	242,042	211,174	375,603	66,208	61,779
Shares issued in reinvestment of income dividends and capital gain distributions	—	549	—	4,054	—	7,014
Less cost of shares redeemed	(10,787)	(61,696)	(148,597)	(331,280)	(33,921)	(58,248)
Net increase (decrease) in net assets resulting from capital share transactions	36,460	180,895	62,577	48,377	32,287	10,545
Increase (decrease) in net assets	99,770	177,825	293,435	54,632	90,642	(13,979)
Net assets
Beginning of period	305,503	127,678	933,743	879,111	282,862	296,841
End of period	$405,273	$305,503	$1,227,178	$933,743	$373,504	$282,862
Accumulated net investment income (loss) at the end of the period	$1,080	$(390)	$7,654	$4,148	$(6,069)	$(7,782)

See accompanying Notes to Financial Statements.

122	Semiannual Report	June 30, 2017

Statements of Assets and Liabilities

As of June 30, 2017 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$530,789	$99,949	$267,836	$936,479
Investments in affiliated companies, at cost	—	—	—	24,718
Repurchase agreement, at cost	1,401	—	1,275	466,801
Investments in securities, at value	$541,580	$100,005	$266,613	$1,018,800
Investments in affiliated companies, at value	—	—	—	27,115
Repurchase agreement, at value	1,401	—	1,275	466,801
Cash	—	—	—	1,280
Receivable for securities sold	—	935	20,074	22,984
Receivable for fund shares sold	1,185	134	—	2,242
Receivable for variation margin on centrally cleared swaps	—	—	—	81
Receivable from Adviser or an affiliate	62	—	34	114
Dividend and interest receivable	4,178	619	766	1,963
Unrealized appreciation on swap contracts	—	—	—	5,856
Total assets	548,406	101,693	288,762	1,547,236
Liabilities
Security sold, not yet purchased (proceeds $—; $—; $15,124 ; $—)	—	—	15,079	—
Payable for futures variation margin	—	—	—	2,298
Payable for variation margin on centrally cleared swaps	13	—	—	—
Payable for investment securities purchased	—	—	6,675	10,082
Payable for fund shares redeemed	916	242	236	2,214
Payable to custodian	—	51	—	—
Cash received as collateral, due to broker	—	—	—	7,310
Unrealized depreciation on swap contracts	—	—	—	862
Unrealized depreciation on forward foreign currency contracts	—	—	—	7,507
Management fee payable	136	33	61	1,003
Shareholder administration fee payable	56	—	20	114
Distribution fee payable	14	6	—	10
Distributions payable to shareholders	28	2	10	—
Other payables and accrued expenses	74	25	19	279
Total liabilities	1,237	359	22,100	31,679
Net assets	$547,169	$101,334	$266,662	$1,515,557
Capital
Composition of net assets
Par value of shares of beneficial interest	$54	$12	$30	$129
Capital paid in excess of par value	547,291	109,373	289,124	1,639,448
Accumulated net investment income (loss)	(3,312)	(659)	(1,601)	(4,954)
Accumulated net realized gain (loss)	(7,582)	(7,448)	(19,713)	(205,074)
Net unrealized appreciation (depreciation) of investments and foreign currencies	10,718	56	(1,178)	86,008
Net assets	$547,169	$101,334	$266,662	$1,515,557

Class N shares
Net assets	$115,074	$44,423	$3,141	$49,063
Shares outstanding	11,034,905	5,042,442	349,506	4,212,364
Net asset value per share	$10.43	$8.81	$8.99	$11.65
Class I shares
Net assets	$337,041	$56,911	$162,921	$869,668
Shares outstanding	32,656,526	6,506,279	18,138,057	74,257,956
Net asset value per share	$10.32	$8.75	$8.98	$11.71
Institutional Class shares
Net assets	$95,054	—	$100,600	$596,826
Shares outstanding	9,217,157	—	11,196,526	50,871,828
Net asset value per share	$10.31	—	$8.99	$11.73

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	123

Statements of Operations

For the Period Ended June 30, 2017 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$8,132 (1)
Less foreign tax withheld	—	—	—	(1)
Interest	8,780	1,404	2,157	1,091
Total income	8,780	1,404	2,157	9,222
Expenses
Investment advisory fees	817	205	376	6,162
Distribution fees	90	38	4	67
Shareholder administration fees	337	—	139	709
Custodian fees	40	27	35	58
Transfer agent fees	28	6	5	215
Sub-transfer agent fees
Class N	94	36	4	52
Class I	115	11	51	441
Professional fees	28	17	18	78
Registration fees	23	34	44	32
Shareholder reporting fees	33	5	2	26
Trustee fees	19	3	6	60
Other expenses	20	3	5	401
Total expenses before expense limitation	1,644	385	689	8,301
Expenses waived or reimbursed by the Adviser or an affiliate	(396)	—	(153)	(709)
Net expenses	1,248	385	536	7,592
Net investment income (loss)	7,532	1,019	1,621	1,630
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	331	14	(353)	19,146 (2)
Options	—	—	—	(17,525)
Futures contracts	—	—	—	8,469
Swaps	(356)	—	—	193
Forward foreign currency contracts	—	—	—	8,045
Foreign currency transactions	—	—	—	1,500
Total net realized gain (loss)	(25)	14	(353)	19,828
Change in net unrealized appreciation (depreciation) of:
Investments in securities	4,458	59	(362)	46,334 (3)
Options	—	—	—	(3,276)
Futures contracts	—	—	—	(2,010)
Swaps	91	—	—	(4,450)
Forward foreign currency contracts	—	—	—	(14,115)
Foreign currency translations	—	—	—	475
Change in net unrealized appreciation (depreciation)	4,549	59	(362)	22,958
Net increase (decrease) in net assets resulting from operations	$12,056	$1,092	$906	$44,416

(1)	Includes $271 from companies deemed affiliated during the period.
(2)	Includes $(503) from companies deemed affiliated during the period.
(3)	Includes $5,556 from companies deemed affiliated during the period.

See accompanying Notes to Financial Statements.

124	Semiannual Report	June 30, 2017

Statements of Changes in Net Assets

For the Period Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$7,532	$15,011	$1,019	$1,919	$1,621	$2,159	$1,630	$11,805
Net realized gain (loss) on investments, and other assets and liabilities	(25)	266	14	184	(353)	(10)	19,828	(78,226)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	4,549	8,526	59	262	(362)	(232)	22,958	104,537
Net increase (decrease) in net assets resulting from operations	12,056	23,803	1,092	2,365	906	1,917	44,416	38,116
Distributions to shareholders from
Net investment income
Class N	(2,266)	(5,237)	(769)	(1,079)	(60)	(149)	—	(1,182)
Class I	(6,662)	(11,452)	(919)	(1,868)	(2,316)	(3,331)	—	(21,809)
Institutional Class	(1,951)	(3,903)	—	—	(866)	(694)	—	(13,553)
Total distributions	(10,879)	(20,592)	(1,688)	(2,947)	(3,242)	(4,174)	—	(36,544)
Capital stock transactions
Net proceeds from sale of shares	57,484	197,394	11,778	37,313	110,545	220,929	188,401	600,557
Shares issued in reinvestment of income dividends and capital gain distributions	10,060	18,617	1,620	2,760	2,899	3,628	—	34,074
Less cost of shares redeemed	(64,808)	(156,760)	(22,338)	(24,285)	(124,519)	(73,939)	(298,178)	(787,172)
Net increase (decrease) in net assets resulting from capital share transactions	2,736	59,251	(8,940)	15,788	(11,075)	150,618	(109,777)	(152,541)
Increase (decrease) in net assets	3,913	62,462	(9,536)	15,206	(13,411)	148,361	(65,361)	(150,969)
Net assets
Beginning of period	543,256	480,794	110,870	95,664	280,073	131,712	1,580,918	1,731,887
End of period	$547,169	$543,256	$101,334	$110,870	$266,662	$280,073	$1,515,557	$1,580,918
Accumulated net investment income (loss) at the end of the period	$(3,312)	$35	$(659)	$10	$(1,601)	$20	$(4,954)	$(6,584)

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	125

Notes to Financial Statements (information as of June 30, 2017 is unaudited)

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following twenty-one funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds

Growth

Large Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Small-Mid Cap Value

Small Cap Growth

Small Cap Value

Global Equity Fund

Global Leaders

Multi-Asset and Alternative Fund

Macro Allocation

International Equity Funds

International Leaders

International Developed Plus (formerly known as International Equity)

Institutional International Developed Plus (formerly known as Institutional International Equity)

International Growth

Institutional International Growth

International Small Cap Growth

Emerging Markets Leaders

Emerging Markets Growth

Emerging Markets Small Cap Growth

Fixed Income Funds

Bond

Income

Low Duration

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Class I shares are offered to a limited group of investors, either directly through the Trust’s distributor or through a select number of financial intermediaries. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is generally $5 million. Institutional Class shares do not carry any sales load, distribution fees or sub-transfer agents fees and generally have lower ongoing expenses than Class N and Class I shares.

126	Semiannual Report	June 30, 2017

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration).
Multi-Asset and Alternative	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expense are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on June 30, 2017. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2017, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding decrease of net realized loss of $3,481, $668 and $1,610, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

June 30, 2017	William Blair Funds	127

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the “Code”) available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities on the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ prior three years tax returns remain open and the returns are subject to examination.

128	Semiannual Report	June 30, 2017

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2017, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciatin/ (Depreciation)
Growth	$307,595	$83,936	$(2,214)	$81,722
Large Cap Growth	107,972	29,295	(192)	29,103
Mid Cap Growth	96,897	20,484	(1,400)	19,084
Small-Mid Cap Growth	1,339,540	345,817	(23,494)	322,323
Small-Mid Cap Value	2,505	666	(71)	595
Small Cap Growth	379,945	110,386	(10,413)	99,973
Small Cap Value	532,754	159,274	(13,909)	145,365
Global Leaders	159,497	40,333	(2,176)	38,157
International Leaders	270,329	51,187	(2,546)	48,641
International Developed Plus	89,282	15,890	(586)	15,304
Institutional International Developed Plus	14,440	2,992	(100)	2,892
International Growth	2,650,379	495,879	(34,952)	460,927
Institutional International Growth	1,868,543	335,970	(23,666)	312,304
International Small Cap Growth	476,938	97,561	(7,398)	90,163
Emerging Markets Leaders	341,838	67,396	(4,516)	62,880
Emerging Markets Growth	974,307	254,396	(3,251)	251,145
Emerging Markets Small Cap Growth	312,485	63,873	(1,985)	61,888
Bond	532,324	14,453	(3,796)	10,657
Income	99,978	808	(781)	27
Low Duration	269,112	395	(1,619)	(1,224)
Macro Allocation	1,430,486	93,533	(11,303)	82,230

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses, investments in real estate investment trusts and partnerships, redemptions in-kind, distribution reclassifications, income on derivatives, capital gain taxes, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2016 (the Fund’s most recent fiscal year-end), the following reclassifications were recorded (in thousands):

June 30, 2017	William Blair Funds	129

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$59	$(58)	$(1)
Large Cap Growth	22	(20)	(2)
Mid Cap Growth	474	(1)	(473)
Small-Mid Cap Growth	3,860	(50,980)	47,120
Small-Mid Cap Value	—	(47)	47
Small Cap Growth	2,213	(2,123)	(90)
Small Cap Value	(176)	176	—
Global Leaders	54	(55)	1
International Leaders	(101)	100	1
International Developed Plus	51	(51)	—
Institutional International Developed Plus	17	(18)	1
International Growth	5,002	(5,003)	1
Institutional International Growth	4,359	(25,337)	20,978
International Small Cap Growth	499	(503)	4
Emerging Markets Leaders	(805)	862	(57)
Emerging Markets Growth	(115)	114	1
Emerging Markets Small Cap Growth	67	170	(237)
Bond	5,592	(5,576)	(16)
Income	1,028	13,431	(14,459)
Low Duration	2,013	(2,015)	2
Macro Allocation	29,029	(29,029)	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 was as follows (in thousands):

	Distributions Paid in 2016				Distributions Paid in 2015
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$—	$1,075	$5,224	$38,868	$416	$1,808	$18,110	$78,627
Large Cap Growth	8	313	99	884	17	89	954	5,176
Mid Cap Growth	—	—	912	6,417	—	—	5,530	35,853
Small-Mid Cap Growth	—	—	5,332	28,097	13	75	8,551	50,513
Small-Mid Cap Value	1	24	9	129	1	10	44	162
Small Cap Growth	—	—	6,573	14,099	—	—	9,437	20,150
Small Cap Value	105	3,363	1,287	25,920	—	1,363	107	1,836
Global Leaders	—	124	27	206	3	152	252	2,063
International Leaders	23	293	—	—	1	22	2	73
International Developed Plus	29	823	—	—	26	750	—	—
International Growth	10,938	40,501	—	—	9,482	30,923	—	—
International Small Cap Growth	5	1,063	2	57	195	7,300	29	919

130	Semiannual Report	June 30, 2017

	Distributions Paid in 2016				Distributions Paid in 2015
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$—	$41	$—	$—	$—	$105	$2	$44
Emerging Markets Growth	18	416	—	—	—	—	107	1,427
Emerging Markets Small Cap Growth	210	4,177	—	—	—	—	474	6,262
Bond	5,237	11,452	—	—	1,822	6,812	—	—
Income	1,079	1,868	—	—	1,007	1,971	—	—
Low Duration	149	3,331	—	—	95	2,839	—	—
Macro Allocation	1,182	21,809	—	—	915	10,747	—	—

	Distributions Paid in 2016		Distributions Paid in 2015
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$ 403	$559	$ 552	$ 6,144
International Leaders	2,350	—	323	578
Institutional International Developed Plus	336	—	156	—
Institutional International Growth	23,809	—	13,779	15,858
International Small Cap Growth	845	37	4,603	557
Emerging Markets Leaders	513	—	331	126
Emerging Markets Growth	4,354	—	—	8,324
Emerging Markets Small Cap Growth	3,339	—	1	4,988
Bond	3,903	—	3,598	—
Low Duration	694	—	1,185	—
Macro Allocation	13,553	—	4,368	—

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)
Growth	$—	$—	$34,836	$98,168
Large Cap Growth	—	—	1,139	12,984
Mid Cap Growth	—	(2,044)	—	13,631
Small-Mid Cap Growth	—	—	1,865	157,491
Small-Mid Cap Value	—	—	14	836
Small Cap Growth	2,967	—	11,573	68,921
Small Cap Value	—	—	3,861	179,143
Global Leaders	738	(986)	—	17,925
International Leaders	4	(146)	—	11,636
International Developed Plus	1,249	(77,191)	—	6,264
Institutional International Developed Plus	—	(90,887)	—	1,173
International Growth	15,222	(428,448)	—	188,743
Institutional International Growth	15,907	(94,978)	—	121,331
International Small Cap Growth	—	(2,137)	953	30,613
Emerging Markets Leaders	—	(24,790)	—	3,999
Emerging Markets Growth	4,992	(124,879)	—	32,500
Emerging Markets Small Cap Growth	—	(33,848)	—	9,031
Bond	—	(7,544)	—	6,191
Income.	19	(7,460)	—	(14)
Low Duration	59	(19,396)	—	(819)
Macro Allocation	140	(224,190)	—	55,614

June 30, 2017	William Blair Funds	131

As of December 31, 2016, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

The following table details the Funds’ available capital loss carryforwards as of December 31, 2016, the capital loss carryforwards utilized by the Funds in 2016, and the capital loss carryforwards that expired in 2016 (in thousands):

	Available Capital Loss Carryforwards					Capital Loss	Capital Loss
	Limited by Year of Expiration		Unlimited		Total	Carryforwards	Carryforwards
Fund	2017	2018	Short Term	Long Term	Available	Utilized in 2016	Expired in 2016
Mid Cap Growth	$—	$—	$2,044	$—	$2,044	$—	$—
Global Leaders	—	—	986	—	986	—	—
International Leaders	—	—	146	—	146	—	—
International Developed Plus	74,815	—	2,376	—	77,191	—	—
Institutional International Developed Plus	90,030	—	571	221	90,822	—	—
International Growth	358,606	—	69,842	—	428,448	—	—
Institutional International Growth	—	—	94,978	—	94,978	—	—
Emerging Markets Leaders	—	—	20,800	1,697	22,497	—	—
Emerging Markets Growth	—	—	116,463	—	116,463	—	—
Emerging Markets Small Cap Growth	—	—	19,850	—	19,850	—	—
Bond	—	—	4,790	1,778	6,568	—	—
Income	4,577	—	1,011	1,690	7,278	—	14,459
Low Duration	—	955	9,113	9,090	19,158	—	—
Macro Allocation	—	—	135,208	61,095	196,303	—	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2016. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2016.

As of December 31, 2016, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Institutional International Developed Plus	$18	$47
International Small Cap Growth	2,137	—
Emerging Markets Leaders	354	1,939
Emerging Markets Growth	—	8,416
Emerging Markets Small Cap Growth	4,418	9,580
Bond	101	854
Income	—	182
Low Duration	—	200
Macro Allocation	—	27,887

132	Semiannual Report	June 30, 2017

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of June 30, 2017, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service

June 30, 2017	William Blair Funds	133

to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of June 30, 2017, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively or if no settlement price is available, at the last price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of June 30, 2017, there were securities held in the International Growth, Institutional International Growth, Emerging Markets Growth and Emerging Markets Small Cap Growth Funds requiring fair valuation pursuant to the Valuation Procedures approved by the Board of Trustees.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

134	Semiannual Report	June 30, 2017

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation technique applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable. Transfer amounts are based on end of period values.

June 30, 2017	William Blair Funds	135

As of June 30, 2017, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are shown below (in thousands). There were no transfers between Levels as of June 30, 2017.

Investments in securities			Growth	Large Cap Growth	Mid Cap Growth
Level 1—Quoted prices
Common Stocks			$378,885	$137,075	$115,401
Level 2—Other significant observable inputs
Short-Term Investments			10,432	—	580
Level 3—Significant unobservable inputs
None			—	—	—
Total investments in securities			$389,317	$137,075	$115,981

Investments in securities		Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks		$1,620,179	$3,011	$435,896	$673,271
Exchange-Traded Fund		—	—	20,921	—
Level 2—Other significant observable inputs
Short-Term Investments		41,684	89	23,101	4,848
Level 3—Significant unobservable inputs
None		—	—	—	—
Total investments in securities		$1,661,863	$3,100	$479,918	$678,119

Investments in securities	Global Leaders	International Leaders	International Developed Plus	Institutional International Developed Plus	International Growth
Level 1—Quoted prices
Common Stocks	$196,078	$309,968	$104,226	$17,332	$3,004,973
Preferred Stocks	—	—	—	—	56,112
Level 2—Other significant observable inputs
Short-Term Investments	1,576	9,002	360	—	50,221
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$197,654	$318,970	$104,586	$17,332	$3,111,306

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$2,102,569	$549,286	$367,082	$1,165,886	$350,563
Preferred Stocks	39,215	—	15,989	16,494	766
Level 2—Other significant observable inputs
Common Stocks	—	3,475	13,421	36,385	16,076
Short-Term Investments	39,063	14,340	8,226	6,687	6,968
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$2,180,847	$567,101	$404,718	$1,225,452	$374,373

136	Semiannual Report	June 30, 2017

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Common Stocks	$—	$—	$—	$20,209
Exchange-Traded Funds	—	—	—	889,395
Purchased Options	—	—	—	3,563
Level 2—Other significant observable inputs
Asset-Backed Securities	11,742	4,740	56,252	—
Corporate Obligation/Notes	232,641	37,510	96,974	—
Foreign Government	—	—	—	33,958
Purchased Options	—	—	—	4,307
Short-Term Investments	1,401	—	1,275	466,801
U.S. Government and U.S. Agency	297,197	57,755	113,387	94,483
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$542,981	$100,005	$267,888	$1,512,716
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$9,126
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	9,213
Swaps	—	—	—	7,522
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(6,568)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(16,720)
Futures Contracts	—	—	—	(1,836)
Swaps	(74)	—	—	—
U.S. Government Agency	—	—	(15,079)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total Other Financial Instruments	$(74)	$—	$(15,079)	$737

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth and Institutional International Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the International Growth and Institutional International Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2017 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

June 30, 2017	William Blair Funds	137

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Mid Cap Growth	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	1.00%
International Equity Funds
International Leaders	0.95%
International Developed Plus:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Developed Plus:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.

138	Semiannual Report	June 30, 2017

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for expenses in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its management fees and/or absorb other operating expenses through April 30, 2018, if total expenses for the stated class of the Funds exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional Class
Fund	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2016 through April 30, 2017	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2016 through April 30, 2017	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2016 through April 30, 2017
Growth	1.20%	N/A	0.95%	N/A	N/A	N/A
Large Cap Growth	1.05%	1.05%	0.80%	0.80%	N/A	N/A
Mid Cap Growth	1.30%	1.30%	1.05%	1.05%	N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Value	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Global Leaders	1.40%	1.40%	1.15%	1.15%	1.00%	1.00%
International Leaders	1.35%	1.35%	1.10%	1.10%	0.95%	0.95%
International Developed Plus	1.30%	1.30%	1.05%	1.05%	N/A	N/A
Institutional International Developed Plus	N/A	N/A	N/A	N/A	0.90%	1.00%
International Growth	1.45%	1.45%	1.20%	1.20%	N/A	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	N/A
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Leaders	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Bond	0.65%	0.65%	0.50%	0.50%	0.35%	0.35%
Income	0.85%	0.85%	0.70%	0.70%	N/A	N/A
Low Duration	0.65%	0.70%	0.50%	0.55%	0.35%	0.40%
Macro Allocation	1.35%	1.35%	1.10%	1.10%	0.95%	0.95%

June 30, 2017	William Blair Funds	139

For the period ended June 30, 2017, the fee waivers and/or reimbursements received by each Fund (including the expense limitation described above and the shareholder administration fee waiver described below) were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Growth	$ —	$ —	$ —	$ —
Large Cap Growth	—	9	56	65
Mid Cap Growth	12	12	71	95
Small-Mid Cap Growth	—	85	325	410
Small-Mid Cap Value	53	—	2	55
Small Cap Growth	—	16	—	16
Small Cap Value	—	8	104	112
Global Leaders	92	5	37	134
International Leaders	123	4	32	159
International Developed Plus	51	2	38	91
Institutional International Developed Plus	58	—	—	58
International Growth	—	45	—	45
Institutional International Growth	—	—	—	—
International Small Cap Growth	—	8	239	247
Emerging Markets Leaders	—	2	25	27
Emerging Markets Growth	—	7	77	84
Emerging Markets Small Cap Growth	14	7	140	161
Bond	55	93	248	396
Income	—	—	—	—
Low Duration	14	4	135	153
Macro Allocation	—	40	669	709

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Developed Plus Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds have agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively. The shareholder administration fee for each Fund is currently being waived by WBC. This waiver will not be removed without approval of the Board of Trustees.

140	Semiannual Report	June 30, 2017

For the period ended June 30, 2017, the following shareholder administration fees were incurred and waived (in thousands):

Fund	Class N	Class I	Total	Total Waived	Net Total Shareholder Administration Fee
Global Leaders	$5	$37	$42	$42	$ —
International Leaders	4	32	36	36	—
International Small Cap Growth	8	239	247	247	—
Emerging Markets Leaders	2	25	27	27	—
Emerging Markets Growth	7	77	84	84	—
Emerging Markets Small Cap Growth	7	140	147	147	—
Bond	90	247	337	337	—
Low Duration	4	135	139	139	—
Macro Allocation	40	669	709	709	—

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and securities whose maturities or expiration dates at the time of purchase were one year or less, for the period ended June 30, 2017, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$114,409	$365,368
Large Cap Growth	20,719	19,905
Mid Cap Growth	42,356	73,860
Small-Mid Cap Growth	535,554	352,425
Small-Mid Cap Value	1,229	1,619
Small Cap Growth	180,035	158,776
Small Cap Value	180,032	187,904
Global Leaders	39,957	43,003
International Leaders	92,488	70,398
International Developed Plus	39,478	30,314
Institutional International Developed Plus	5,331	6,108
International Growth	1,393,974	1,655,893
Institutional International Growth	1,052,851	1,211,273
International Small Cap Growth	186,533	222,797
Emerging Markets Leaders	137,409	99,373
Emerging Markets Growth	622,336	556,749
Emerging Markets Small Cap Growth	331,649	309,197
Bond	84,492	42,675
Income	33,064	29,347
Low Duration	189,411	167,047
Macro Allocation	142,280	250,497

Investment transactions in U.S. government securities whose maturities at the time of purchase were greater than one year for the period ended June 30, 2017, were as follows (in thousands)

Fund	Purchases	Sales
Bond	$500	$5,262
Income	—	3,922
Low Duration	—	—

Transactions in written call and put options for Macro Allocation Fund for the period ended June 30, 2017 were as follows:

	# of Contracts	Premium (in thousands)
Balance at December 31, 2016	380	$513
Sales	117,921	4,573
Closing Buys	(12,381)	(1,834)
Assigned	(380)	(513)
Expiration	(105,540)	(2,739)
Balance at June 30, 2017	—	—

June 30, 2017	William Blair Funds	141

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of June 30, 2017, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2017.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

142	Semiannual Report	June 30, 2017

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final

June 30, 2017	William Blair Funds	143

realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of June 30, 2017 and their respective location on the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps	$—	Payable for variation margin on centrally cleared swaps	$74
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	323	Payable for variation margin on centrally cleared swaps	—
Currency	Unrealized appreciation on forward currency contracts	9,213	Unrealized depreciation on forward currency contracts	16,720
Equity	Receivable for variation margin on futures	7,358	Payable for variation margin on futures	6,205
Equity	Investments in securities, at value	7,870	Options written, at value	—
Equity	Unrealized appreciation on swap contracts	6,425	Unrealized depreciation on swap contracts	1,836
Interest rate	Unrealized appreciation on swap contracts	405	Unrealized depreciation on swap contracts	—
Interest rate	Receivable for variation margin on futures	1,768	Payable for variation margin on futures	363
Interest rate	Receivable for variation margin on centrally cleared swaps	369	Payable for variation margin on centrally cleared swaps	—

The table above includes cumulative appreciation/(depreciation) of exchange-traded and centrally cleared derivative contracts as reported in the applicable Fund’s Portfolio of Investments. Only variation margin receivable/payable on exchange-traded and centrally cleared derivative contracts is reported within the Statements of Assets and Liabilities.

144	Semiannual Report	June 30, 2017

The following table indicates the effect of derivatives, by Fund and primary risk exposure, on the Statements of Operations for the period ended June 30, 2017 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Credit	Swaps	$(356)	Swaps	$91
Macro Allocation
Credit	Swaps	1,051	Swaps	221
Currency	Forward foreign currency contracts	8,045	Forward foreign currency contracts	(14,115)
Equity	Futures contracts	11,802	Futures contracts	(3,112)
Equity	Options	(17,525)	Options	(3,276)
Equity	Swaps	1,000	Swaps	(3,735)
Interest rate	Futures contracts	(3,333)	Futures contracts	1,102
Interest rate	Swaps	(1,858)	Swaps	(936)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at June 30, 2017 (in thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swaps	Total	Forward Foreign Currency Contracts	Written Options	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Citibank N.A.	$9,213	$2,160	$845	$12,218	$(16,720)	$—	$(1,707)	$(18,427)	$(6,209)	$(1,380)	$(7,589)
Credit Suisse	—	2,100	3,754	5,854	—	—	—	—	5,854	(3,580)	2,274
Goldman Sachs	—	47	2,231	2,278	—	—	(129)	(129)	2,149	(2,350)	(201)

The net exposure represents the amount due from/(due to) the counterparty in the event of default.

June 30, 2017	William Blair Funds	145

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2017 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$1,608	$—	$ 25,144	$(23,536)	133	—	2,041	(1,908)
Large Cap Growth	1,671	—	1,204	467	154	—	109	45
Mid Cap Growth	1,045	—	1,603	(558)	93	—	141	(48)
Small-Mid Cap Growth	28,699	—	36,364	(7,665)	1,364	—	1,748	(384)
Small-Mid Cap Value	18	—	—	18	2	—	—	2
Small Cap Growth	40,464	—	18,547	21,917	1,473	—	691	782
Small Cap Value	2,479	—	5,065	(2,586)	124	—	252	(128)
Global Leaders	385	—	351	34	30	—	28	2
International Leaders	3,880	—	726	3,154	283	—	52	231
International Developed Plus	131	—	329	(198)	9	—	22	(13)
International Growth	29,570	—	102,113	(72,543)	1,164	—	3,946	(2,782)
International Small Cap Growth	378	—	1,649	(1,271)	29	—	117	(88)
Emerging Markets Leaders	1,212	—	786	426	137	—	87	50
Emerging Markets Growth	396	—	1,174	(778)	30	—	91	(61)
Emerging Markets Small Cap Growth	948	—	2,225	(1,277)	60	—	145	(85)
Bond	10,436	2,254	23,747	(11,057)	1,002	216	2,278	(1,060)
Income	5,055	742	13,817	(8,020)	571	84	1,561	(906)
Low Duration	567	53	4,674	(4,054)	63	6	517	(448)
Macro Allocation	5,865	—	19,673	(13,808)	504	—	1,703	(1,199)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$13,996	$—	$ 238,343	$(224,347)	1,061	—	17,991	(16,930)
Large Cap Growth	11,209	—	10,939	270	978	—	957	21
Mid Cap Growth	6,669	—	38,258	(31,589)	563	—	3,233	(2,670)
Small-Mid Cap Growth	298,438	—	105,235	193,203	13,640	—	4,857	8,783
Small-Mid Cap Value	137	—	544	(407)	10	—	37	(27)
Small Cap Growth	34,170	—	32,476	1,694	1,163	—	1,111	52
Small Cap Value	59,107	—	78,643	(19,536)	2,858	—	3,803	(945)
Global Leaders	2,866	—	2,284	582	233	—	182	51
International Leaders	19,608	—	1,014	18,594	1,411	—	71	1,340
International Developed Plus	12,007	—	4,544	7,463	785	—	318	467
International Growth	113,196	—	314,608	(201,412)	4,325	—	11,956	(7,631)
International Small Cap Growth	30,020	—	60,603	(30,583)	2,152	—	4,280	(2,128)
Emerging Markets Leaders	3,892	—	5,176	(1,284)	448	—	596	(148)
Emerging Markets Growth	5,510	—	12,353	(6,843)	438	—	968	(530)
Emerging Markets Small Cap Growth	54,509	—	13,266	41,243	3,522	—	858	2,664
Bond	43,314	5,886	35,032	14,168	4,202	570	3,394	1,378
Income	6,723	878	8,521	(920)	765	100	969	(104)
Low Duration	58,944	2,116	116,243	(55,183)	6,528	235	12,855	(6,092)
Macro Allocation	131,168	—	224,576	(93,408)	11,253	—	19,307	(8,054)

146	Semiannual Report	June 30, 2017

							Institutional Class
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$1,550	$—	$ 6,000	$(4,450)	126	—	450	(324)
International Leaders	20,756	—	8,592	12,164	1,457	—	619	838
Institutional International Developed Plus	—	—	1,106	(1,106)	—	—	90	(90)
Institutional International Growth	137,578	—	345,776	(208,198)	8,752	—	22,091	(13,339)
International Small Cap Growth	2,330	—	3,183	(853)	167	—	227	(60)
Emerging Markets Leaders	42,143	—	4,825	37,318	4,598	—	534	4,064
Emerging Markets Growth	205,268	—	135,070	70,198	16,319	—	10,926	5,393
Emerging Markets Small Cap Growth	10,751	—	18,430	(7,679)	701	—	1,142	(441)
Bond	3,734	1,920	6,029	(375)	362	186	583	(35)
Low Duration	51,034	730	3,602	48,162	5,659	81	399	5,341
Macro Allocation	51,368	—	53,929	(2,561)	4,403	—	4,607	(204)

	Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$15,604	$—	$263,487	$(247,883)	1,194	—	20,032	(18,838)
Large Cap Growth	12,880	—	12,143	737	1,132	—	1,066	66
Mid Cap Growth	7,714	—	39,861	(32,147)	656	—	3,374	(2,718)
Small-Mid Cap Growth	327,137	—	141,599	185,538	15,004	—	6,605	8,399
Small-Mid Cap Value	155	—	544	(389)	12	—	37	(25)
Small Cap Growth	74,634	—	51,023	23,611	2,636	—	1,802	834
Small Cap Value	61,586	—	83,708	(22,122)	2,982	—	4,055	(1,073)
Global Leaders	4,801	—	8,635	(3,834)	389	—	660	(271)
International Leaders	44,244	—	10,332	33,912	3,151	—	742	2,409
International Developed Plus	12,138	—	4,873	7,265	794	—	340	454
Institutional International Developed Plus	—	—	1,106	(1,106)	—	—	90	(90)
International Growth	142,766	—	416,721	(273,955)	5,489	—	15,902	(10,413)
Institutional International Growth	137,578	—	345,776	(208,198)	8,752	—	22,091	(13,339)
International Small Cap Growth	32,728	—	65,435	(32,707)	2,348	—	4,624	(2,276)
Emerging Markets Leaders	47,247	—	10,787	36,460	5,183	—	1,217	3,966
Emerging Markets Growth	211,174	—	148,597	62,577	16,787	—	11,985	4,802
Emerging Markets Small Cap Growth	66,208	—	33,921	32,287	4,283	—	2,145	2,138
Bond	57,484	10,060	64,808	2,736	5,566	972	6,255	283
Income	11,778	1,620	22,338	(8,940)	1,336	184	2,530	(1,010)
Low Duration	110,545	2,899	124,519	(11,075)	12,250	322	13,771	(1,199)
Macro Allocation	188,401	—	298,178	(109,777)	16,160	—	25,617	(9,457)

June 30, 2017	William Blair Funds	147

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2016 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$9,467	$5,146	$ 94,833	$(80,220)	788	443	7,679	(6,448)
Large Cap Growth	4,864	106	3,803	1,167	491	10	374	127
Mid Cap Growth	4,539	895	13,379	(7,945)	406	83	1,195	(706)
Small-Mid Cap Growth	113,600	5,308	126,533	(7,625)	6,197	274	6,683	(213)
Small-Mid Cap Value	125	11	809	(673)	9	1	60	(50)
Small Cap Growth	12,086	6,495	25,495	(6,914)	508	256	1,107	(344)
Small Cap Value	7,503	1,379	14,985	(6,103)	420	68	834	(346)
Global Leaders	1,161	25	1,045	141	102	2	91	13
International Leaders	2,880	23	296	2,607	219	2	23	198
International Developed Plus	610	28	652	(14)	44	2	48	(2)
International Growth	123,169	10,806	379,107	(245,132)	5,287	456	16,222	(10,479)
International Small Cap Growth	1,426	6	1,941	(509)	111	—	147	(35)
Emerging Markets Leaders	4,956	—	4,133	823	628	—	519	109
Emerging Markets Growth	858	16	1,801	(927)	74	1	165	(91)
Emerging Markets Small Cap Growth	1,900	209	3,416	(1,307)	131	15	233	(88)
Bond	47,846	5,196	67,665	(14,623)	4,541	491	6,406	(1,373)
Income	26,745	1,042	7,630	20,157	2,982	116	853	2,244
Low Duration	10,021	138	5,546	4,613	1,094	15	607	502
Macro Allocation	17,989	1,159	108,539	(89,391)	1,604	102	9,603	(7,898)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$66,424	$39,081	$ 244,314	$(138,809)	5,099	3,099	18,262	(10,064)
Large Cap Growth	70,565	1,028	21,630	49,963	6,693	94	2,041	4,746
Mid Cap Growth	16,108	6,216	70,745	(48,421)	1,384	547	6,111	(4,180)
Small-Mid Cap Growth	420,054	27,743	419,796	28,001	21,989	1,375	21,830	1,535
Small-Mid Cap Value	515	153	1,155	(487)	37	11	85	(37)
Small Cap Growth	39,550	13,976	73,676	(20,150)	1,629	509	3,002	(863)
Small Cap Value	125,892	27,400	165,322	(12,030)	6,790	1,319	9,363	(1,254)
Global Leaders	5,749	326	6,299	(224)	532	28	578	(17)
International Leaders	31,408	263	13,815	17,856	2,394	21	1,064	1,352
International Developed Plus	25,097	752	1,912	23,937	1,839	55	138	1,756
International Growth	314,813	37,332	650,196	(298,051)	12,910	1,540	26,315	(11,865)
International Small Cap Growth	49,281	957	71,025	(20,787)	3,795	75	5,375	(1,505)
Emerging Markets Leaders	8,555	37	11,170	(2,578)	1,075	5	1,466	(386)
Emerging Markets Growth	21,878	337	57,207	(34,992)	1,950	30	5,441	(3,461)
Emerging Markets Small Cap Growth	43,213	3,892	47,652	(547)	2,935	284	3,380	(160)
Bond	138,784	9,626	64,741	83,669	13,339	918	6,186	8,070
Income	10,568	1,718	16,655	(4,369)	1,187	193	1,872	(491)
Low Duration	165,703	2,839	54,154	114,388	18,168	311	5,941	12,539
Macro Allocation	361,647	19,375	599,216	(218,194)	31,812	1,704	52,704	(19,188)

148	Semiannual Report	June 30, 2017

							Institutional Class
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$25,666	$893	$ 38,608	$(12,049)	2,298	76	3,467	(1,094)
International Leaders	124,198	1,497	8,121	117,574	9,710	117	612	9,214
Institutional International Developed Plus	967	336	383	920	79	29	31	77
Institutional International Growth	237,672	22,693	412,093	(151,728)	16,189	1,572	28,755	(10,994)
International Small Cap Growth	12,637	864	25,062	(11,561)	964	67	1,860	(830)
Emerging Markets Leaders	228,531	512	46,393	182,650	28,514	65	5,946	22,633
Emerging Markets Growth	352,867	3,701	272,272	84,296	30,987	332	23,869	7,451
Emerging Markets Small Cap Growth	16,666	2,913	7,180	12,399	1,128	212	488	852
Bond	10,764	3,795	24,354	(9,795)	1,038	363	2,306	(905)
Low Duration	45,205	651	14,239	31,617	4,958	71	1,559	3,469
Macro Allocation	220,921	13,540	79,417	155,044	19,441	1,190	6,963	13,669

	Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$75,891	$44,227	$339,147	$(219,029)	5,887	3,542	25,941	(16,512)
Large Cap Growth	75,429	1,134	25,433	51,130	7,184	104	2,415	4,873
Mid Cap Growth	20,647	7,111	84,124	(56,366)	1,790	630	7,306	(4,886)
Small-Mid Cap Growth	533,654	33,051	546,329	20,376	28,186	1,649	28,513	1,322
Small-Mid Cap Value	640	164	1,964	(1,160)	46	12	145	(87)
Small Cap Growth	51,636	20,471	99,171	(27,064)	2,137	765	4,109	(1,207)
Small Cap Value	133,395	28,779	180,307	(18,133)	7,210	1,387	10,197	(1,600)
Global Leaders	32,576	1,244	45,952	(12,132)	2,932	106	4,136	(1,098)
International Leaders	158,486	1,783	22,232	138,037	12,323	140	1,699	10,764
International Developed Plus	25,707	780	2,564	23,923	1,883	54	183	1,754
Institutional International Developed Plus	967	336	383	920	79	29	31	77
International Growth	437,982	48,138	1,029,303	(543,183)	18,197	1,996	42,537	(22,344)
Institutional International Growth	237,672	22,693	412,093	(151,728)	16,189	1,572	28,755	(10,994)
International Small Cap Growth	63,344	1,827	98,028	(32,857)	4,870	142	7,382	(2,370)
Emerging Markets Leaders	242,042	549	61,696	180,895	30,217	70	7,931	22,356
Emerging Markets Growth	375,603	4,054	331,280	48,377	33,011	363	29,475	3,899
Emerging Markets Small Cap Growth	61,779	7,014	58,248	10,545	4,194	511	4,101	604
Bond	197,394	18,617	156,760	59,251	18,918	1,772	14,898	5,792
Income	37,313	2,760	24,285	15,788	4,169	309	2,725	1,753
Low Duration	220,929	3,628	73,939	150,618	24,220	397	8,107	16,510
Macro Allocation	600,557	34,074	787,172	(152,541)	52,857	2,996	69,270	(13,417)

(8) Accounting Pronouncement

In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements periods ending on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Funds, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.

(9) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

June 30, 2017	William Blair Funds	149

Financial Highlights

Growth Fund

		Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.41	$12.52	$13.55	$14.79	$12.05	$10.73
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.02)	(0.04)	(0.07)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	1.26	(0.08)	0.75	1.03	4.25	1.69
Total from investment operations	1.28	(0.10)	0.71	0.96	4.18	1.68
Less distributions from:
Net investment income	—	—	—	—	—	0.00 ^
Net realized gain	—	1.01	1.74	2.20	1.44	0.36
Total distributions	—	1.01	1.74	2.20	1.44	0.36
Net asset value, end of year	$12.69	$11.41	$12.52	$13.55	$14.79	$12.05
Total return (%)*	11.22	(0.98)	5.31	6.59	35.00	15.67
Ratios to average daily net assets (%):**
Expenses	1.21	1.21	1.19	1.18	1.19	1.20
Net investment income (loss)	(0.01)	(0.15)	(0.29)	(0.50)	(0.51)	(0.06)
Class N net assets at the end of the year (in thousands)	$45,776	$62,936	$149,754	$272,765	$291,326	$248,121
Portfolio turnover rate (%)*	24	79	78	100	52	73

		Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.39	$13.50	$14.43	$15.56	$12.58	$11.18
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	0.01	(0.03)	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	1.39	(0.10)	0.80	1.10	4.45	1.75
Total from investment operations	1.41	(0.07)	0.81	1.07	4.42	1.79
Less distributions from:
Net investment income	—	0.03	—	—	0.00 ^	0.03
Net realized gain	—	1.01	1.74	2.20	1.44	0.36
Total distributions	—	1.04	1.74	2.20	1.44	0.39
Net asset value, end of year	$13.80	$12.39	$13.50	$14.43	$15.56	$12.58
Total return (%)*	11.38	(0.69)	5.69	6.96	35.43	16.03
Ratios to average daily net assets (%):**
Expenses	0.92	0.90	0.89	0.86	0.85	0.89
Net investment income (loss)	0.26	0.20	0.06	(0.20)	(0.17)	0.30
Class I net assets at the end of the year (in thousands)	$339,838	$514,870	$696,744	$688,038	$623,225	$468,124
Portfolio turnover rate (%)*	24	79	78	100	52	73

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

150	Semiannual Report	June 30, 2017

Financial Highlights

Large Cap Growth Fund

		Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.26	$10.15	$10.46	$10.03	$8.14	$6.88
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	(0.02)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.26	0.18	0.75	1.46	2.70	1.28
Total from investment operations	1.27	0.20	0.73	1.44	2.67	1.26
Less distributions from:
Net investment income	—	0.01	—	—	—	—
Net realized gain	—	0.08	1.04	1.01	0.78	—
Total distributions	—	0.09	1.04	1.01	0.78	—
Net asset value, end of year	$11.53	$10.26	$10.15	$10.46	$10.03	$8.14
Total return (%)*	12.38	1.97	7.04	14.29	33.00	18.31
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05	1.07	1.13	1.20	1.20
Expenses, before waivers and reimbursements	1.19	1.23	1.28	1.31	1.46	1.57
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.17	(0.22)	(0.23)	(0.36)	(0.21)
Net investment income (loss), before waivers and reimbursements	(0.19)	(0.01)	(0.43)	(0.41)	(0.62)	(0.58)
Class N net assets at the end of the year (in thousands)	$13,845	$11,860	$10,443	$8,831	$6,678	$4,238
Portfolio turnover rate (%)*	15	44	38	50	48	50

		Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.70	$10.58	$10.84	$10.33	$8.35	$7.03
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.04	(0.00)^	0.00 ^	(0.01)	0.00 ^
Net realized and unrealized gain (loss) on investments	1.34	0.19	0.78	1.52	2.77	1.32
Total from investment operations	1.35	0.23	0.78	1.52	2.76	1.32
Less distributions from:
Net investment income	—	0.03	—	—	—	—
Net realized gain	—	0.08	1.04	1.01	0.78	—
Total distributions	—	0.11	1.04	1.01	0.78	—
Net asset value, end of year	$12.05	$10.70	$10.58	$10.84	$10.33	$8.35
Total return (%)*	12.62	2.22	7.26	14.65	33.24	18.78
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.80	0.80	0.82	0.88	0.95	0.95
Expenses, before waivers and reimbursements	0.89	0.91	0.95	1.00	1.11	1.23
Net investment income (loss), net of waivers and reimbursements	0.20	0.41	0.03	0.02	(0.11)	0.03
Net investment income (loss), before waivers and reimbursements	0.11	0.30	(0.10)	(0.10)	(0.27)	(0.25)
Class I net assets at the end of the year (in thousands)	$124,624	$110,475	$59,038	$50,778	$40,513	$24,175
Portfolio turnover rate (%)*	15	44	38	50	48	50

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	151

Financial Highlights

Mid Cap Growth Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.69	$11.28	$14.20	$15.21	$12.65	$11.66
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.09)	(0.12)	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investments	1.11	0.09	0.04	1.26	3.74	1.29
Total from investment operations	1.09	0.03	(0.05)	1.14	3.61	1.27
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.62	2.87	2.15	1.05	0.28
Total distributions	—	0.62	2.87	2.15	1.05	0.28
Net asset value, end of year	$11.78	$10.69	$11.28	$14.20	$15.21	$12.65
Total return (%)*	10.20	0.23	(0.20)	7.53	28.77	10.90
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.30	1.32	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.46	1.45	1.43	1.35	1.42	1.42
Net investment income (loss), net of waivers and reimbursements	(0.61)	(0.53)	(0.65)	(0.80)	(0.90)	(0.15)
Net investment income (loss), before waivers and reimbursements	(0.77)	(0.68)	(0.76)	(0.80)	(0.97)	(0.22)
Class N net assets at the end of the year (in thousands)	$17,330	$16,234	$25,105	$37,413	$41,849	$40,940
Portfolio turnover rate (%)*	35	60	65	81	83	62

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.20	$11.76	$14.65	$15.58	$12.91	$11.87
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.06)	(0.09)	(0.10)	0.03
Net realized and unrealized gain (loss) on investments	1.18	0.09	0.04	1.31	3.82	1.31
Total from investment operations	1.16	0.06	(0.02)	1.22	3.72	1.34
Less distributions from:
Net investment income	—	—	—	—	—	0.02
Net realized gain	—	0.62	2.87	2.15	1.05	0.28
Total distributions	—	0.62	2.87	2.15	1.05	0.30
Net asset value, end of year	$12.36	$11.20	$11.76	$14.65	$15.58	$12.91
Total return (%)*	10.36	0.48	0.00	7.87	29.04	11.30
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05	1.07	1.10	1.10	1.07
Expenses, before waivers and reimbursements	1.20	1.18	1.14	1.10	1.15	1.07
Net investment income (loss), net of waivers and reimbursements	(0.38)	(0.26)	(0.41)	(0.55)	(0.65)	0.19
Net investment income (loss), before waivers and reimbursements	(0.53)	(0.39)	(0.48)	(0.55)	(0.70)	0.19
Class I net assets at the end of the year (in thousands)	$98,834	$119,424	$174,617	$302,373	$385,779	$329,295
Portfolio turnover rate (%)*	35	60	65	81	83	62

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Semiannual Report	June 30, 2017

Financial Highlights

Small-Mid Cap Growth Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.20	$18.53	$18.72	$18.80	$14.21	$13.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.09)	(0.10)	(0.12)	(0.15)	0.02
Net realized and unrealized gain (loss) on investments	3.11	1.29	0.93	1.68	6.01	1.57
Total from investment operations	3.06	1.20	0.83	1.56	5.86	1.59
Less distributions from:
Net investment income	—	—	—	—	—	0.02
Net realized gain	—	0.53	1.02	1.64	1.27	0.36
Total distributions	—	0.53	1.02	1.64	1.27	0.38
Net asset value, end of year	$22.26	$19.20	$18.53	$18.72	$18.80	$14.21
Total return (%)*	15.94	6.45	4.47	8.33	41.49	12.20
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.45	1.43	1.42	1.38	1.46	1.47
Net investment income (loss), net of waivers and reimbursements	(0.72)	(0.51)	(0.51)	(0.63)	(0.88)	0.16
Net investment income (loss), before waivers and reimbursements	(0.82)	(0.59)	(0.58)	(0.66)	(0.99)	0.04
Class N net assets at the end of the year (in thousands)	$190,428	$171,638	$169,595	$83,047	$73,207	$42,015
Portfolio turnover rate (%)*	25	66	44	49	53	82

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.02	$19.25	$19.36	$19.34	$14.55	$13.32
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.05)	(0.06)	(0.08)	(0.11)	0.07
Net realized and unrealized gain (loss) on investments	3.28	1.35	0.97	1.74	6.17	1.58
Total from investment operations	3.23	1.30	0.91	1.66	6.06	1.65
Less distributions from:
Net investment income	—	—	—	—	—	0.06
Net realized gain	—	0.53	1.02	1.64	1.27	0.36
Total distributions	—	0.53	1.02	1.64	1.27	0.42
Net asset value, end of year	$23.25	$20.02	$19.25	$19.36	$19.34	$14.55
Total return (%)*	16.13	6.72	4.74	8.62	41.89	12.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.15	1.16	1.15	1.15	1.10	1.20
Net investment income (loss), net of waivers and reimbursements	(0.46)	(0.28)	(0.28)	(0.38)	(0.62)	0.48
Net investment income (loss), before waivers and reimbursements	(0.51)	(0.34)	(0.33)	(0.43)	(0.62)	0.38
Class I net assets at the end of the year (in thousands)	$1,470,643	$1,090,939	$1,019,544	$793,789	$617,374	$349,345
Portfolio turnover rate (%)*	25	66	44	49	53	82

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	153

Financial Highlights

Small-Mid Cap Value Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.53	$12.54	$13.63	$14.11	$11.29	$10.45
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.04	0.00 ^	0.00 ^	0.10
Net realized and unrealized gain (loss) on investments	0.01	2.55	(0.47)	0.64	4.06	1.15
Total from investment operations	0.04	2.59	(0.43)	0.64	4.06	1.25
Less distributions from:
Net investment income	—	0.01	0.01	—	—	0.09
Net realized gain	—	0.59	0.65	1.12	1.24	0.32
Total distributions	—	0.60	0.66	1.12	1.24	0.41
Net asset value, end of year	$14.57	$14.53	$12.54	$13.63	$14.11	$11.29
Total return (%)*	0.28	20.69	(3.13)	4.66	36.29	11.95
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.37	1.40	1.40	1.40
Expenses, before waivers and reimbursements	4.71	4.15	3.93	4.50	4.50	6.34
Net investment income (loss), net of waivers and reimbursements	0.17	0.29	0.27	0.02	(0.04)	0.87
Net investment income (loss), before waivers and reimbursements	(3.19)	(2.51)	(2.29)	(3.08)	(3.14)	(4.07)
Class N net assets at the end of the year (in thousands)	$286	$267	$855	$946	$1,205	$950
Portfolio turnover rate (%)*	37	45	35	69	61	56

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.47	$12.54	$13.63	$14.12	$11.29	$10.45
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.07	0.05	0.03	0.13
Net realized and unrealized gain (loss) on investments	0.03	2.55	(0.47)	0.63	4.07	1.15
Total from investment operations	0.06	2.63	(0.40)	0.68	4.10	1.28
Less distributions from:
Net investment income	—	0.11	0.04	0.05	0.03	0.12
Net realized gain	—	0.59	0.65	1.12	1.24	0.32
Total distributions	—	0.70	0.69	1.17	1.27	0.44
Net asset value, end of year	$14.53	$14.47	$12.54	$13.63	$14.12	$11.29
Total return (%)*	0.41	21.00	(2.86)	4.96	36.69	12.22
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.12	1.15	1.15	1.15
Expenses, before waivers and reimbursements	4.46	3.92	3.72	4.16	4.24	5.88
Net investment income (loss), net of waivers and reimbursements	0.40	0.62	0.52	0.36	0.21	1.12
Net investment income (loss), before waivers and reimbursements	(2.96)	(2.20)	(2.08)	(2.65)	(2.88)	(3.61)
Class I net assets at the end of the year (in thousands)	$2,796	$3,186	$3,220	$3,407	$2,073	$1,442
Portfolio turnover rate (%)*	37	45	35	69	61	56

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Semiannual Report	June 30, 2017

Financial Highlights

Small Cap Growth Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$25.24	$22.47	$25.61	$30.02	$23.68	$20.13
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.18)	(0.22)	(0.30)	(0.26)	(0.22)
Net realized and unrealized gain (loss) on investments	3.99	4.43	(0.93)	1.02	12.52	3.87
Total from investment operations	3.90	4.25	(1.15)	0.72	12.26	3.65
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.48	1.99	5.13	5.92	0.10
Total distributions	—	1.48	1.99	5.13	5.92	0.10
Net asset value, end of year	$29.14	$25.24	$22.47	$25.61	$30.02	$23.68
Total return (%)*	15.45	18.89	(4.44)	2.62	52.76	18.15
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.52	1.55	1.59	1.56	1.57	1.59
Net investment income (loss), net of waivers and reimbursements	(0.88)	(0.79)	(0.85)	(1.00)	(0.87)	(0.96)
Net investment income (loss), before waivers and reimbursements	(0.90)	(0.84)	(0.94)	(1.06)	(0.94)	(1.05)
Class N net assets at the end of the year (in thousands)	$157,902	$117,068	$111,944	$148,201	$211,562	$130,382
Portfolio turnover rate (%)*	39	90	91	82	91	89

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$27.34	$24.17	$27.32	$31.61	$24.66	$20.91
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.13)	(0.17)	(0.23)	(0.19)	(0.16)
Net realized and unrealized gain (loss) on investments	4.34	4.78	(0.99)	1.07	13.06	4.01
Total from investment operations	4.25	4.65	(1.16)	0.84	12.87	3.85
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.48	1.99	5.13	5.92	0.10
Total distributions	—	1.48	1.99	5.13	5.92	0.10
Net asset value, end of year	$31.59	$27.34	$24.17	$27.32	$31.61	$24.66
Total return (%)*	15.55	19.22	(4.20)	2.87	53.13	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.24	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.24	1.27	1.30	1.30	1.27	1.35
Net investment income (loss), net of waivers and reimbursements	(0.64)	(0.54)	(0.61)	(0.75)	(0.63)	(0.71)
Net investment income (loss), before waivers and reimbursements	(0.64)	(0.56)	(0.66)	(0.80)	(0.65)	(0.81)
Class I net assets at the end of the year (in thousands)	$315,789	$271,830	$261,269	$364,241	$415,797	$266,431
Portfolio turnover rate (%)*	39	90	91	82	91	89

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	155

Financial Highlights

Small Cap Value Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.18	$16.68	$17.76	$17.63	$13.65	$12.26
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.02	(0.03)	(0.05)	0.10
Net realized and unrealized gain (loss) on investments	(0.15)	4.34	(1.05)	0.81	5.32	1.43
Total from investment operations	(0.12)	4.38	(1.03)	0.78	5.27	1.53
Less distributions from:
Net investment income	—	0.04	—	—	—	0.08
Net realized gain	—	0.84	0.05	0.65	1.29	0.06
Total distributions	—	0.88	0.05	0.65	1.29	0.14
Net asset value, end of year	$20.06	$20.18	$16.68	$17.76	$17.63	$13.65
Total return (%)*	(0.59)	26.19	(5.77)	4.49	38.91	12.49
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.49	1.43
Expenses, before waivers and reimbursements	1.55	1.53	1.54	1.53	1.55	1.60
Net investment income (loss), net of waivers and reimbursements	0.01	0.22	0.14	(0.17)	(0.33)	0.78
Net investment income (loss), before waivers and reimbursements	(0.04)	0.19	0.10	(0.20)	(0.39)	0.61
Class N net assets at the end of the year (in thousands)	$30,583	$33,359	$33,351	$40,223	$55,464	$39,084
Portfolio turnover rate (%)*	26	33	30	39	51	51

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.68	$17.08	$18.17	$18.00	$13.88	$12.47
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.09	0.08	0.02	(0.01)	0.14
Net realized and unrealized gain (loss) on investments	(0.13)	4.44	(1.08)	0.82	5.42	1.45
Total from investment operations	(0.10)	4.53	(1.00)	0.84	5.41	1.59
Less distributions from:
Net investment income	—	0.09	0.04	0.02	0.00 ^	0.12
Net realized gain	—	0.84	0.05	0.65	1.29	0.06
Total distributions	—	0.93	0.09	0.67	1.29	0.18
Net asset value, end of year	$20.58	$20.68	$17.08	$18.17	$18.00	$13.88
Total return (%)*	(0.48)	26.46	(5.47)	4.73	39.31	12.73
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.24	1.23	1.24	1.18
Expenses, before waivers and reimbursements	1.28	1.29	1.24	1.23	1.25	1.29
Net investment income (loss), net of waivers and reimbursements	0.26	0.47	0.43	0.12	(0.07)	1.02
Net investment income (loss), before waivers and reimbursements	0.23	0.43	0.43	0.12	(0.08)	0.91
Class I net assets at the end of the year (in thousands)	$652,589	$675,272	$579,010	$544,963	$352,832	$196,184
Portfolio turnover rate (%)*	26	33	30	39	51	51

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Semiannual Report	June 30, 2017

Financial Highlights

Global Leaders Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.60	$11.58	$11.84	$11.43	$9.47	$8.10
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.03	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.53	0.04	0.27	0.41	1.96	1.37
Total from investment operations	1.62	0.07	0.29	0.43	1.98	1.40
Less distributions from:
Net investment income	—	—	0.01	—	0.02	0.03
Net realized gain	—	0.05	0.54	0.02	—	—
Total distributions	—	0.05	0.55	0.02	0.02	0.03
Net asset value, end of year	$13.22	$11.60	$11.58	$11.84	$11.43	$9.47
Total return (%)*	13.97	0.62	2.49	3.76	20.86	17.25
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.36	1.36	1.39	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.61	1.62	1.61	1.62	1.63	1.84
Net investment income (loss), net of waivers and reimbursements	1.13	0.23	0.12	0.16	0.18	0.29
Net investment income (loss), before waivers and reimbursements	0.88	(0.03)	(0.10)	0.04	0.05	(0.05)
Class N net assets at the end of the year (in thousands)	$6,586	$5,760	$5,588	$5,007	$6,403	$5,215
Portfolio turnover rate (%)*	21	75	55	60	70	73

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.62	$11.59	$11.85	$11.42	$9.47	$8.09
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	0.06	0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.55	0.05	0.26	0.43	1.95	1.38
Total from investment operations	1.64	0.11	0.32	0.47	1.99	1.43
Less distributions from:
Net investment income	—	0.03	0.04	0.02	0.04	0.05
Net realized gain	—	0.05	0.54	0.02	—	—
Total distributions	—	0.08	0.58	0.04	0.04	0.05
Net asset value, end of year	$13.26	$11.62	$11.59	$11.85	$11.42	$9.47
Total return (%)*	14.11	0.98	2.77	4.08	21.05	17.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.06	1.05	1.10	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.31	1.31	1.32	1.33	1.35	1.56
Net investment income (loss), net of waivers and reimbursements	1.42	0.54	0.45	0.38	0.40	0.54
Net investment income (loss), before waivers and reimbursements	1.17	0.28	0.23	0.30	0.30	0.23
Class I net assets at the end of the year (in thousands)	$52,902	$45,772	$45,853	$52,090	$53,562	$45,757
Portfolio turnover rate (%)*	21	75	55	60	70	73

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	157

Financial Highlights

Global Leaders Fund

		Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$11.62	$11.59	$11.85	$11.42	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.07	0.06	0.06	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	1.55	0.05	0.27	0.43	1.97	(0.03)
Total from investment operations	1.64	0.12	0.33	0.49	2.01	(0.03)
Less distributions from:
Net investment income	—	0.04	0.05	0.04	0.06	—
Net realized gain	—	0.05	0.54	0.02	—	—
Total distributions	—	0.09	0.59	0.06	0.06	—
Net asset value, end of year	$13.26	$11.62	$11.59	$11.85	$11.42	$9.47
Total return (%)*	14.11	1.03	2.85	4.24	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.00	1.00	1.03	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.10	1.11	1.11	1.13	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	1.48	0.59	0.47	0.51	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	1.38	0.48	0.39	0.48	0.33	(1.07)
Institutional Class net assets at the end of the year (in thousands)	$138,613	$125,199	$137,527	$106,565	$87,118	$16,022
Portfolio turnover rate (%)*	21	75	55	60	70	73

(a)	For the period December 19, 2012 (Commencement of Operations) to December 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Semiannual Report	June 30, 2017

Financial Highlights

International Leaders Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.88	$12.89	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.03	0.07	0.13	0.03	0.00 ^
Net realized and unrealized gain (loss) on investments	1.79	0.08	0.66	(0.47)	1.99	0.82
Total from investment operations	1.96	0.11	0.73	(0.34)	2.02	0.82
Less distributions from:
Net investment income	—	0.12	0.02	0.06	0.18	0.01
Net realized gain	—	—	0.07	—	—	—
Total distributions	—	0.12	0.09	0.06	0.18	0.01
Net asset value, end of year	$14.84	$12.88	$12.89	$12.25	$12.65	$10.81
Total return (%)*	15.22	0.88	6.01	(2.67)	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.31	1.30	1.24	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.54	1.56	1.56	1.59	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	2.14	0.24	0.51	1.00	0.29	0.00
Net investment income (loss), before waivers and reimbursements	1.91	(0.02)	0.19	0.86	0.01	(3.53)
Class N net assets at the end of the year (in thousands)	$6,793	$2,922	$377	$150	$154	$542
Portfolio turnover rate (%)*	25	59	29	79	73	16

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.92	$12.91	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.10	0.10	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments	1.82	0.04	0.65	(0.47)	1.94	0.82
Total from investment operations	1.99	0.14	0.75	(0.31)	2.06	0.83
Less distributions from:
Net investment income	—	0.13	0.02	0.09	0.22	0.02
Net realized gain	—	—	0.07	—	—	—
Total distributions	—	0.13	0.09	0.09	0.22	0.02
Net asset value, end of year	$14.91	$12.92	$12.91	$12.25	$12.65	$10.81
Total return (%)*	15.40	1.10	6.18	(2.43)	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.03	1.04	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.26	1.30	1.46	1.29	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	2.38	0.74	0.75	1.25	1.06	0.22
Net investment income (loss), before waivers and reimbursements	2.15	0.48	0.42	1.16	0.86	(3.14)
Class I net assets at the end of the year (in thousands)	$55,687	$30,944	$13,474	$9,561	$11,629	$4,336
Portfolio turnover rate (%)*	25	59	29	79	73	16

(a)	For the period August 16, 2012 (Commencement of Operations) to December 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	159

Financial Highlights

International Leaders Fund

		Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.92	$12.90	$12.24	$12.65	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.11	0.17	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	1.83	0.04	0.66	(0.47)	1.94	0.58
Total from investment operations	1.99	0.16	0.77	(0.30)	2.09	0.58
Less distributions from:
Net investment income	—	0.14	0.04	0.11	0.24	0.02
Net realized gain	—	—	0.07	—	—	—
Total distributions	—	0.14	0.11	0.11	0.24	0.02
Net asset value, end of year	$14.91	$12.92	$12.90	$12.24	$12.65	$10.80
Total return (%)*	15.40	1.25	6.33	(2.34)	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95	0.98	1.05	1.05	1.05
Expenses, before waivers and reimbursements	1.03	1.06	1.15	1.14	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	2.26	0.92	0.88	1.33	1.31	0.01
Net investment income (loss), before waivers and reimbursements	2.18	0.81	0.71	1.24	1.11	(0.78)
Institutional Class net assets at the end of the year (in thousands)	$268,025	$221,356	$102,227	$78,251	$56,991	$5,286
Portfolio turnover rate (%)*	25	59	29	79	73	16

(a)	For the period November 2, 2012 (Commencement of Operations) to December 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Semiannual Report	June 30, 2017

Financial Highlights

International Developed Plus Fund (formerly known as International Equity Fund)

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.68	$13.85	$13.76	$14.28	$12.05	$10.56
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.18	0.15	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	1.46	(0.22)	0.06	(0.60)	2.25	1.75
Total from investment operations	1.62	(0.04)	0.21	(0.44)	2.34	1.86
Less distributions from:
Net investment income	—	0.13	0.12	0.08	0.11	0.37
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.13	0.12	0.08	0.11	0.37
Net asset value, end of year	$15.30	$13.68	$13.85	$13.76	$14.28	$12.05
Total return (%)*	11.84	(0.27)	1.54	(3.09)	19.47	17.57
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.30	1.32	1.38	1.45	1.45
Expenses, before waivers and reimbursements	1.53	1.60	1.60	1.56	1.65	1.71
Net investment income (loss), net of waivers and reimbursements	1.94	1.30	1.01	1.11	0.73	0.95
Net investment income (loss), before waivers and reimbursements	1.71	1.00	0.73	0.93	0.53	0.69
Class N net assets at the end of the year (in thousands)	$3,102	$2,954	$3,020	$3,497	$4,307	$5,648
Portfolio turnover rate (%)*	33	70	54	73	88	80

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.81	$13.98	$13.91	$14.43	$12.18	$10.67
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.21	0.18	0.19	0.14	0.14
Net realized and unrealized gain (loss) on investments	1.49	(0.22)	0.07	(0.59)	2.26	1.77
Total from investment operations	1.65	(0.01)	0.25	(0.40)	2.40	1.91
Less distributions from:
Net investment income	—	0.16	0.18	0.12	0.15	0.40
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.16	0.18	0.12	0.15	0.40
Net asset value, end of year	$15.46	$13.81	$13.98	$13.91	$14.43	$12.18
Total return (%)*	11.95	(0.02)	1.80	(2.80)	19.74	17.89
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05	1.07	1.13	1.20	1.20
Expenses, before waivers and reimbursements	1.24	1.34	1.34	1.32	1.41	1.44
Net investment income (loss), net of waivers and reimbursements	2.18	1.52	1.26	1.35	1.07	1.17
Net investment income (loss), before waivers and reimbursements	1.99	1.23	0.99	1.16	0.86	0.93
Class I net assets at the end of the year (in thousands)	$101,737	$84,383	$60,886	$65,012	$75,271	$64,536
Portfolio turnover rate (%)*	33	70	54	73	88	80

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	161

Financial Highlights

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.84	$12.12	$12.01	$12.70	$10.82	$9.27
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.20	0.15	0.21	0.13	0.13
Net realized and unrealized gain (loss) on investments	1.30	(0.24)	0.08	(0.65)	2.00	1.57
Total from investment operations	1.45	(0.04)	0.23	(0.44)	2.13	1.70
Less distributions from:
Net investment income	—	0.24	0.12	0.25	0.25	0.15
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.24	0.12	0.25	0.25	0.15
Net asset value, end of year	$13.29	$11.84	$12.12	$12.01	$12.70	$10.82
Total return (%)*	12.25	(0.27)	1.91	(3.50)	19.78	18.31
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.97	1.00	1.00	1.03	1.10	1.10
Expenses, before waivers and reimbursements	1.66	1.77	1.76	1.63	1.12	1.16
Net investment income (loss), net of waivers and reimbursements	2.32	1.69	1.23	1.61	1.12	1.28
Net investment income (loss), before waivers and reimbursements	1.63	0.92	0.47	1.01	1.10	1.22
Institutional Class net assets at the end of the year (in thousands)	$17,398	$16,565	$16,030	$14,574	$100,805	$109,690
Portfolio turnover rate (%)*	32	75	54	61	84	86

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semiannual Report	June 30, 2017

Financial Highlights

International Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$23.86	$24.94	$25.24	$26.30	$22.43	$18.68
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.20	0.18	0.31	0.27	0.26
Net realized and unrealized gain (loss) on investments	3.14	(0.92)	(0.25)	(1.15)	3.89	4.16
Total from investment operations	3.42	(0.72)	(0.07)	(0.84)	4.16	4.42
Less distributions from:
Net investment income	—	0.36	0.23	0.22	0.29	0.67
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.36	0.23	0.22	0.29	0.67
Net asset value, end of year	$27.28	$23.86	$24.94	$25.24	$26.30	$22.43
Total return (%)*	14.33	(2.88)	(0.27)	(3.19)	18.57	23.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.43	1.42	1.44	1.44	1.44
Expenses, before waivers and reimbursements	1.46	—	—	—	—	—
Net investment income (loss), net of waivers and reimbursements	1.85	0.84	0.71	1.17	1.13	1.25
Net investment income (loss), before waivers and reimbursements	1.84	—	—	—	—	—
Class N net assets at the end of the year (in thousands)	$757,955	$729,544	$1,023,588	$978,433	$1,418,083	$1,269,736
Portfolio turnover rate (%)*	46	101	70	79	97	81

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$24.42	$25.51	$25.82	$26.91	$22.94	$19.10
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.29	0.27	0.36	0.35	0.32
Net realized and unrealized gain (loss) on investments	3.25	(0.94)	(0.28)	(1.13)	3.99	4.25
Total from investment operations	3.53	(0.65)	(0.01)	(0.77)	4.34	4.57
Less distributions from:
Net investment income	—	0.44	0.30	0.32	0.37	0.73
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.44	0.30	0.32	0.37	0.73
Net asset value, end of year	$27.95	$24.42	$25.51	$25.82	$26.91	$22.94
Total return (%)*	14.46	(2.54)	(0.03)	(2.86)	18.96	23.96
Ratios to average daily net assets (%):**
Expenses	1.15	1.13	1.14	1.14	1.11	1.15
Expenses, before waivers and reimbursements	1.15	—	—	—	—	—
Net investment income (loss)	2.16	1.16	1.02	1.36	1.43	1.51
Net investment income (loss), before waivers and reimbursements	2.16	—	—	—	—	—
Class I net assets at the end of the year (in thousands)	$2,364,204	$2,251,701	$2,655,156	$2,705,054	$2,877,541	$2,402,897
Portfolio turnover rate (%)*	46	101	70	79	97	81

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	163

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.55	$15.08	$15.26	$17.40	$14.89	$12.39
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	0.19	0.26	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.93	(0.54)	(0.18)	(0.71)	2.56	2.76
Total from investment operations	2.11	(0.36)	0.01	(0.45)	2.81	2.99
Less distributions from:
Net investment income	—	0.17	0.09	0.32	0.30	0.49
Net realized gain	—	—	0.10	1.37	—	—
Total distributions	—	0.17	0.19	1.69	0.30	0.49
Net asset value, end of year	$16.66	$14.55	$15.08	$15.26	$17.40	$14.89
Total return (%)*	14.50	(2.40)	0.09	(2.66)	18.90	24.11
Ratios to average daily net assets (%):**
Expenses	0.97	0.98	0.96	0.97	0.97	0.98
Net investment income (loss)	2.30	1.25	1.18	1.50	1.58	1.64
Institutional Class net assets at the end of the year (in thousands)	$2,175,351	$2,093,971	$2,335,632	$2,339,169	$2,440,149	$1,974,130
Portfolio turnover rate (%)*	50	105	70	83	97	83

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semiannual Report	June 30, 2017

Financial Highlights

International Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.87	$13.50	$12.56	$16.08	$13.46	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.10	0.05	0.03	0.10	0.08
Net realized and unrealized gain (loss) on investments	2.01	(0.72)	1.16	(1.38)	3.35	2.27
Total from investment operations	2.14	(0.62)	1.21	(1.35)	3.45	2.35
Less distributions from:
Net investment income	—	0.01	0.24	0.18	0.16	0.25
Net realized gain	—	0.00 ^	0.03	1.99	0.67	—
Total distributions	—	0.01	0.27	2.17	0.83	0.25
Net asset value, end of year	$15.01	$12.87	$13.50	$12.56	$16.08	$13.46
Total return (%)*	16.63	(4.60)	9.67	(8.43)	25.80	20.73
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.46	1.44	1.47	1.58	1.59	1.61
Expenses, before waivers and reimbursements	1.61	1.59	1.62	1.58	1.59	1.61
Net investment income (loss), net of waivers and reimbursements	1.50	0.77	0.34	0.20	0.67	0.65
Net investment income (loss), before waivers and reimbursements	1.35	0.62	0.19	0.20	0.67	0.65
Class N net assets at the end of the year (in thousands)	$10,757	$10,361	$11,350	$13,676	$18,910	$14,771
Portfolio turnover rate (%)*	35	73	90	127	111	76

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.00	$13.65	$12.70	$16.23	$13.58	$11.46
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.09	0.09	0.15	0.12
Net realized and unrealized gain (loss) on investments	2.06	(0.75)	1.18	(1.40)	3.37	2.30
Total from investment operations	2.19	(0.61)	1.27	(1.31)	3.52	2.42
Less distributions from:
Net investment income	—	0.04	0.29	0.23	0.20	0.30
Net realized gain	—	0.00 ^	0.03	1.99	0.67	—
Total distributions	—	0.04	0.32	2.22	0.87	0.30
Net asset value, end of year	$15.19	$13.00	$13.65	$12.70	$16.23	$13.58
Total return (%)*	16.85	(4.41)	10.00	(8.10)	26.11	21.10
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.16	1.15	1.16	1.28	1.30	1.30
Expenses, before waivers and reimbursements	1.31	1.30	1.31	1.28	1.30	1.30
Net investment income (loss), net of waivers and reimbursements	1.82	1.06	0.66	0.56	0.96	0.95
Net investment income (loss), before waivers and reimbursements	1.67	0.91	0.51	0.56	0.96	0.95
Class I net assets at the end of the year (in thousands)	$325,743	$306,526	$342,232	$364,161	$508,758	$359,557
Portfolio turnover rate (%)*	35	73	90	127	111	76

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	165

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.07	$13.72	$12.77	$16.32	$13.64	$11.51
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.15	0.10	0.12	0.18	0.15
Net realized and unrealized gain (loss) on investments	2.07	(0.74)	1.18	(1.41)	3.41	2.31
Total from investment operations	2.21	(0.59)	1.28	(1.29)	3.59	2.46
Less distributions from:
Net investment income	—	0.06	0.30	0.27	0.24	0.33
Net realized gain	—	0.00 ^	0.03	1.99	0.67	—
Total distributions	—	0.06	0.33	2.26	0.91	0.33
Net asset value, end of year	$15.28	$13.07	$13.72	$12.77	$16.32	$13.64
Total return (%)*	16.91	(4.31)	10.03	(7.91)	26.49	21.36
Ratios to average daily net assets (%):**
Expenses	1.07	1.07	1.08	1.06	1.06	1.08
Net investment income (loss)	1.93	1.13	0.76	0.74	1.20	1.14
Institutional Class net assets at the end of the year (in thousands)	$232,513	$199,746	$221,018	$245,103	$408,524	$345,180
Portfolio turnover rate (%)*	35	73	90	127	111	76

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semiannual Report	June 30, 2017

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014		2013	2012
Net asset value, beginning of year	$7.84	$7.73	$9.06	$9.10		$9.20	$7.68
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.02	0.05		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	1.55	0.09	(1.34)	0.14		(0.05)	1.54
Total from investment operations	1.58	0.11	(1.32)	0.19		(0.07)	1.56
Less distributions from:
Net investment income	—	—	—	0.00	^	0.03	0.04
Net realized gain	—	—	0.01	0.23		—	—
Total distributions	—	—	0.01	0.23		0.03	0.04
Net asset value, end of year	$9.42	$7.84	$7.73	$9.06		$9.10	$9.20
Total return (%)*	20.15	1.42	(14.56)	2.17		(0.74)	20.37
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.48	1.57	1.64	1.65		1.65	1.65
Expenses, before waivers and reimbursements	1.63	1.81	1.89	1.82		1.83	2.10
Net investment income (loss), net of waivers and reimbursements	0.58	0.29	0.18	0.51		(0.23)	0.26
Net investment income (loss), before waivers and reimbursements	0.43	0.05	(0.07)	0.34		(0.41)	(0.19)
Class N net assets at the end of the year (in thousands)	$3,451	$2,479	$1,599	$1,832		$1,959	$249
Portfolio turnover rate (%)*	29	135	110	131		131	94

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014		2013	2012
Net asset value, beginning of year	$7.87	$7.74	$9.08	$9.10		$9.18	$7.66
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.05	0.08		0.05	0.07
Net realized and unrealized gain (loss) on investments	1.57	0.10	(1.36)	0.15		(0.10)	1.51
Total from investment operations	1.60	0.14	(1.31)	0.23		(0.05)	1.58
Less distributions from:
Net investment income	—	0.01	0.02	0.02		0.03	0.06
Net realized gain	—	—	0.01	0.23		—	—
Total distributions	—	0.01	0.03	0.25		0.03	0.06
Net asset value, end of year	$9.47	$7.87	$7.74	$9.08		$9.10	$9.18
Total return (%)*	20.33	1.82	(14.37)	2.62		(0.60)	20.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.27	1.30	1.29	1.40		1.40	1.40
Expenses, before waivers and reimbursements	1.42	1.54	1.54	1.60		1.58	1.75
Net investment income (loss), net of waivers and reimbursements	0.76	0.52	0.53	0.84		0.51	0.83
Net investment income (loss), before waivers and reimbursements	0.61	0.28	0.28	0.64		0.33	0.48
Class I net assets at the end of the year (in thousands)	$35,109	$30,346	$32,862	$28,475		$34,590	$25,628
Portfolio turnover rate (%)*	29	135	110	131		131	94

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	167

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.86	$7.74	$9.07	$9.10	$9.18	$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03	0.04	0.08	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.57	0.10	(1.33)	0.16	(0.10)	1.52
Total from investment operations	1.61	0.13	(1.29)	0.24	(0.04)	1.60
Less distributions from:
Net investment income	—	0.01	0.03	0.04	0.04	0.07
Net realized gain	—	—	0.01	0.23	—	—
Total distributions	—	0.01	0.04	0.27	0.04	0.07
Net asset value, end of year	$9.47	$7.86	$7.74	$9.07	$9.10	$9.18
Total return (%)*	20.48	1.74	(14.24)	2.68	(0.46)	20.97
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.21	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.21	1.34	1.35	1.42	1.42	1.59
Net investment income (loss), net of waivers and reimbursements	0.85	0.39	0.49	0.83	0.68	0.90
Net investment income (loss), before waivers and reimbursements	0.85	0.30	0.39	0.66	0.51	0.56
Institutional Class net assets at the end of the year (in thousands)	$366,713	$272,678	$93,217	$75,875	$36,509	$43,102
Portfolio turnover rate (%)*	29	135	110	131	131	94

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2017

Financial Highlights

Emerging Markets Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.99	$10.85	$12.91	$13.28	$13.40	$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.04	0.08	0.05	0.07
Net realized and unrealized gain (loss) on investments	2.61	0.13	(1.98)	0.37	0.09	2.24
Total from investment operations	2.64	0.16	(1.94)	0.45	0.14	2.31
Less distributions from:
Net investment income	—	0.02	—	0.08	0.01	0.07
Net realized gain	—	—	0.12	0.74	0.25	—
Total distributions	—	0.02	0.12	0.82	0.26	0.07
Net asset value, end of year	$13.63	$10.99	$10.85	$12.91	$13.28	$13.40
Total return (%)*	24.02	1.49	(15.03)	3.40	1.05	20.70
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.52	1.50	1.50	1.64	1.68	1.69
Expenses, before waivers and reimbursements	1.67	1.65	1.65	1.64	1.68	1.69
Net investment income (loss), net of waivers and reimbursements	0.30	0.28	0.33	0.55	0.39	0.59
Net investment income (loss), before waivers and reimbursements	0.15	0.13	0.18	0.55	0.39	0.59
Class N net assets at the end of the year (in thousands)	$9,702	$8,488	$9,367	$12,638	$13,723	$16,724
Portfolio turnover rate (%)*	52	105	121	101	118	90

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.10	$10.96	$13.01	$13.38	$13.50	$11.25
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.07	0.11	0.08	0.11
Net realized and unrealized gain (loss) on investments	2.66	0.13	(2.00)	0.37	0.10	2.25
Total from investment operations	2.69	0.19	(1.93)	0.48	0.18	2.36
Less distributions from:
Net investment income	—	0.05	—	0.11	0.05	0.11
Net realized gain	—	—	0.12	0.74	0.25	—
Total distributions	—	0.05	0.12	0.85	0.30	0.11
Net asset value, end of year	$13.79	$11.10	$10.96	$13.01	$13.38	$13.50
Total return (%)*	24.23	1.73	(14.83)	3.65	1.36	21.01
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.27	1.26	1.25	1.40	1.41	1.41
Expenses, before waivers and reimbursements	1.42	1.41	1.40	1.40	1.41	1.41
Net investment income (loss), net of waivers and reimbursements	0.56	0.53	0.58	0.79	0.62	0.86
Net investment income (loss), before waivers and reimbursements	0.41	0.38	0.43	0.79	0.62	0.86
Class I net assets at the end of the year (in thousands)	$109,042	$93,668	$130,491	$166,488	$152,588	$144,942
Portfolio turnover rate (%)*	52	105	121	101	118	90

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	169

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.18	$11.05	$13.09	$13.46	$13.59	$11.32
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	0.08	0.14	0.12	0.14
Net realized and unrealized gain (loss) on investments	2.68	0.12	(2.00)	0.37	0.08	2.27
Total from investment operations	2.72	0.19	(1.92)	0.51	0.20	2.41
Less distributions from:
Net investment income	—	0.06	—	0.14	0.08	0.14
Net realized gain	—	—	0.12	0.74	0.25	—
Total distributions	—	0.06	0.12	0.88	0.33	0.14
Net asset value, end of year	$13.90	$11.18	$11.05	$13.09	$13.46	$13.59
Total return (%)*	24.33	1.71	(14.67)	3.85	1.49	21.28
Ratios to average daily net assets (%):**
Expenses	1.17	1.19	1.17	1.18	1.19	1.20
Net investment income (loss)	0.66	0.60	0.61	1.00	0.87	1.12
Institutional Class net assets at the end of the year (in thousands)	$1,108,434	$831,587	$739,253	$806,708	$833,711	$802,571
Portfolio turnover rate (%)*	52	105	121	101	118	90

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semiannual Report	June 30, 2017

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013		2012
Net asset value, beginning of year	$13.73	$14.84	$16.52	$15.12	$12.99		$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	(0.01)	0.04	0.05		0.06
Net realized and unrealized gain (loss) on investments	2.55	(0.88)	(1.05)	2.13	2.08		3.27
Total from investment operations	2.66	(0.79)	(1.06)	2.17	2.13		3.33
Less distributions from:
Net investment income	—	0.32	—	0.03	—		0.07
Net realized gain	—	—	0.62	0.74	0.00	^	—
Total distributions	—	0.32	0.62	0.77	0.00	^	0.07
Net asset value, end of year	$16.39	$13.73	$14.84	$16.52	$15.12		$12.99
Total return (%)*	19.37	(5.33)	(6.40)	14.41	16.42		34.23
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.64	1.61	1.65	1.65	1.65		1.65
Expenses, before waivers and reimbursements	1.80	1.82	1.94	1.74	2.19		4.76
Net investment income (loss), net of waivers and reimbursements	0.53	0.62	(0.06)	0.21	0.38		0.56
Net investment income (loss), before waivers and reimbursements	0.37	0.41	(0.35)	0.12	(0.16)		(2.54)
Class N net assets at the end of the year (in thousands)	$9,674	$9,263	$11,306	$10,745	$9,313		$3,016
Portfolio turnover rate (%)*	93	157	167	124	138		78

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013		2012
Net asset value, beginning of year	$13.77	$14.90	$16.52	$15.13	$12.99		$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.13	0.05	0.02	0.05		0.08
Net realized and unrealized gain (loss) on investments	2.59	(0.89)	(1.05)	2.20	2.12		3.29
Total from investment operations	2.70	(0.76)	(1.00)	2.22	2.17		3.37
Less distributions from:
Net investment income	—	0.37	—	0.09	0.03		0.11
Net realized gain	—	—	0.62	0.74	0.00	^	—
Total distributions	—	0.37	0.62	0.83	0.03		0.11
Net asset value, end of year	$16.47	$13.77	$14.90	$16.52	$15.13		$12.99
Total return (%)*	19.61	(5.11)	(6.03)	14.73	16.70		34.62
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.31	1.30	1.31	1.40	1.40		1.40
Expenses, before waivers and reimbursements	1.47	1.51	1.52	1.49	1.72		4.40
Net investment income (loss), net of waivers and reimbursements	1.04	0.87	0.30	0.15	0.35		0.70
Net investment income (loss), before waivers and reimbursements	0.88	0.66	0.09	0.06	0.03		(2.30)
Class I net assets at the end of the year (in thousands)	$220,795	$147,949	$162,375	$119,662	$58,123		$8,763
Portfolio turnover rate (%)*	93	157	167	124	138		78

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	171

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013		2012(a)
Net asset value, beginning of year	$13.79	$14.92	$16.53	$15.14	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.14	0.06	0.06	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	2.61	(0.89)	(1.05)	2.18	2.11		0.21
Total from investment operations	2.71	(0.75)	(0.99)	2.24	2.18		0.21
Less distributions from:
Net investment income	—	0.38	0.00 ^	0.11	0.04		—
Net realized gain	—	—	0.62	0.74	0.00	^	—
Total distributions	—	0.38	0.62	0.85	0.04		—
Net asset value, end of year	$16.50	$13.79	$14.92	$16.53	$15.14		$13.00
Total return (%)*	19.65	(5.05)	(5.97)	14.85	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25		1.25
Expenses, before waivers and reimbursements	1.26	1.31	1.31	1.34	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	1.01	0.94	0.34	0.37	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	1.00	0.88	0.28	0.28	0.16		(1.93)
Institutional Class net assets at the end of the year (in thousands)	$143,035	$125,650	$123,160	$123,496	$91,663		$15,242
Portfolio turnover rate (%)*	93	157	167	124	138		78

(a)	For the period December 20, 2012 (Commencement of Operations) to December 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semiannual Report	June 30, 2017

Financial Highlights

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014		2013	2012
Net asset value, beginning of year	$10.41	$10.34	$10.74	$10.60		$11.28	$10.91
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.27	0.27	0.31		0.32	0.36
Net realized and unrealized gain (loss) on investments	0.08	0.18	(0.29)	0.23		(0.47)	0.53
Total from investment operations	0.22	0.45	(0.02)	0.54		(0.15)	0.89
Less distributions from:
Net investment income	0.20	0.38	0.38	0.40		0.42	0.45
Net realized gain	—	—	—	0.00	^	0.11	0.07
Total distributions	0.20	0.38	0.38	0.40		0.53	0.52
Net asset value, end of year	$10.43	$10.41	$10.34	$10.74		$10.60	$11.28
Total return (%)*	2.09	4.40	(0.23)	5.10		(1.37)	8.33
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.61	0.65		0.65	0.65
Expenses, before waivers and reimbursements	0.83	0.82	0.79	0.85		0.82	0.81
Net investment income (loss), net of waivers and reimbursements	2.57	2.60	2.60	2.90		2.89	3.25
Net investment income (loss), before waivers and reimbursements	2.39	2.43	2.42	2.70		2.72	3.09
Class N net assets at the end of the year (in thousands)	$115,074	$125,866	$139,303	$16,720		$11,389	$32,867
Portfolio turnover rate (%)*	9	17	32	35		41	25

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014		2013	2012
Net asset value, beginning of year	$10.30	$10.24	$10.64	$10.49		$11.17	$10.80
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.30	0.31	0.33		0.33	0.38
Net realized and unrealized gain (loss) on investments	0.09	0.16	(0.31)	0.23		(0.48)	0.52
Total from investment operations	0.23	0.46	—	0.56		(0.15)	0.90
Less distributions from:
Net investment income	0.21	0.40	0.40	0.41		0.42	0.46
Net realized gain	—	—	—	0.00	^	0.11	0.07
Total distributions	0.21	0.40	0.40	0.41		0.53	0.53
Net asset value, end of year	$10.32	$10.30	$10.24	$10.64		$10.49	$11.17
Total return (%)*	2.22	4.55	(0.05)	5.37		(1.28)	8.54
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.42	0.41	0.41	0.50		0.50	0.50
Expenses, before waivers and reimbursements	0.59	0.58	0.59	0.60		0.58	0.56
Net investment income (loss), net of waivers and reimbursements	2.81	2.83	2.93	3.07		3.05	3.45
Net investment income (loss), before waivers and reimbursements	2.64	2.66	2.75	2.97		2.97	3.39
Class I net assets at the end of the year (in thousands)	$337,041	$322,174	$237,587	$149,466		$145,939	$172,836
Portfolio turnover rate (%)*	9	17	32	35		41	25

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	173

Financial Highlights

Bond Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014		2013	2012
Net asset value, beginning of year	$10.29	$10.23	$10.63	$10.48		$11.16	$10.80
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.30	0.32	0.34		0.35	0.40
Net realized and unrealized gain (loss) on investments	0.08	0.17	(0.31)	0.23		(0.48)	0.51
Total from investment operations	0.23	0.47	0.01	0.57		(0.13)	0.91
Less distributions from:
Net investment income	0.21	0.41	0.41	0.42		0.44	0.48
Net realized gain	—	—	—	0.00	^	0.11	0.07
Total distributions	0.21	0.41	0.41	0.42		0.55	0.55
Net asset value, end of year	$10.31	$10.29	$10.23	$10.63		$10.48	$11.16
Total return (%)*	2.26	4.61	0.01	5.53		(1.13)	8.61
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35		0.35	0.35
Expenses, before waivers and reimbursements	0.37	0.37	0.38	0.41		0.39	0.38
Net investment income (loss), net of waivers and reimbursements	2.88	2.90	3.01	3.23		3.19	3.60
Net investment income (loss), before waivers and reimbursements	2.86	2.88	2.98	3.17		3.15	3.57
Institutional Class net assets at the end of the year (in thousands)	$95,054	$95,216	$103,904	$97,341		$87,527	$91,039
Portfolio turnover rate (%)*	9	17	32	35		41	25

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semiannual Report	June 30, 2017

Financial Highlights

Income Fund

	Class N
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.86		$8.90	$9.12	$9.11	$9.55	$9.32
Income (loss) from investment operations:
Net investment income (loss)	0.09		0.16	0.15	0.18	0.20	0.24
Net realized and unrealized gain (loss) on investments		(0.01)	0.06	(0.11)	0.10	(0.35)	0.31
Total from investment operations	0.08		0.22	0.04	0.28	(0.15)	0.55
Less distributions from:
Net investment income	0.13		0.26	0.26	0.27	0.29	0.32
Net realized gain	—		—	—	—	—	—
Total distributions	0.13		0.26	0.26	0.27	0.29	0.32
Net asset value, end of year	$8.81		$8.86	$8.90	$9.12	$9.11	$9.55
Total return (%)*	0.93		2.44	0.39	3.06	(1.61)	6.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.85		0.79	0.81	0.84	0.85	0.83
Expenses, before waivers and reimbursements	0.85		0.79	0.81	0.84	1.03	0.83
Net investment income (loss), net of waivers and reimbursements	1.76		1.80	1.71	1.99	2.13	2.49
Net investment income (loss), before waivers and reimbursements	1.76		1.80	1.71	1.99	1.95	2.49
Class N net assets at the end of the year (in thousands)	$44,423		$52,710	$32,942	$34,020	$41,662	$68,947
Portfolio turnover rate (%)*	31		22	21	30	41	33

	Class I
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.80		$8.83	$9.05	$9.05	$9.48	$9.25
Income (loss) from investment operations:
Net investment income (loss)	0.09		0.18	0.18	0.20	0.21	0.26
Net realized and unrealized gain (loss) on investments	(0.00	)^	0.06	(0.12)	0.09	(0.34)	0.31
Total from investment operations	0.09		0.24	0.06	0.29	(0.13)	0.57
Less distributions from:
Net investment income	0.14		0.27	0.28	0.29	0.30	0.34
Net realized gain	—		—	—	—	—	—
Total distributions	0.14		0.27	0.28	0.29	0.30	0.34
Net asset value, end of year	$8.75		$8.80	$8.83	$9.05	$9.05	$9.48
Total return (%)*	1.05		2.78	0.63	3.20	(1.41)	6.28
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.60		0.57	0.55	0.59	0.70	0.58
Expenses, before waivers and reimbursements	0.60		0.57	0.55	0.59	0.77	0.58
Net investment income (loss), net of waivers and reimbursements	2.01		2.05	1.97	2.24	2.30	2.78
Net investment income (loss), before waivers and reimbursements	2.01		2.05	1.97	2.24	2.23	2.78
Class I net assets at the end of the year (in thousands)	$56,911		$58,160	$62,722	$64,834	$64,152	$72,830
Portfolio turnover rate (%)*	31		22	21	30	41	33

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	175

Financial Highlights

Low Duration Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014		2013	2012
Net asset value, beginning of year	$9.07	$9.16	$9.38	$9.52		$9.83	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.07	0.11		0.10	0.13
Net realized and unrealized gain (loss) on investments	(0.04)	0.02	(0.07)	(0.00	)^	(0.16)	0.14
Total from investment operations	0.02	0.11	—	0.11		(0.06)	0.27
Less distributions from:
Net investment income	0.10	0.20	0.22	0.25		0.25	0.26
Net realized gain	—	—	—	—		—	—
Total distributions	0.10	0.20	0.22	0.25		0.25	0.26
Net asset value, end of year	$8.99	$9.07	$9.16	$9.38		$9.52	$9.83
Total return (%)*	0.27	1.16	0.01	1.20		(0.62)	2.80
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.68	0.68	0.60	0.70		0.70	0.70
Expenses, before waivers and reimbursements	0.83	0.83	0.77	0.75		0.71	0.74
Net investment income (loss), net of waivers and reimbursements	1.05	0.98	0.71	1.19		1.06	1.37
Net investment income (loss), before waivers and reimbursements	0.90	0.83	0.54	1.14		1.05	1.33
Class N net assets at the end of the year (in thousands)	$3,141	$7,237	$2,712	$4,969		$5,158	$11,216
Portfolio turnover rate (%)*	62	81	106	83		56	20

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014		2013	2012
Net asset value, beginning of year	$9.07	$9.16	$9.37	$9.52		$9.83	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.11	0.08	0.13		0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.03)	0.02	(0.05)	(0.01)		(0.17)	0.14
Total from investment operations	0.03	0.13	0.03	0.12		(0.05)	0.29
Less distributions from:
Net investment income	0.12	0.22	0.24	0.27		0.26	0.28
Net realized gain	—	—	—	—		—	—
Total distributions	0.12	0.22	0.24	0.27		0.26	0.28
Net asset value, end of year	$8.98	$9.07	$9.16	$9.37		$9.52	$9.83
Total return (%)*	0.29	1.40	0.30	1.24		(0.47)	2.96
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.44	0.44	0.42	0.55		0.55	0.55
Expenses, before waivers and reimbursements	0.60	0.59	0.59	0.60		0.56	0.57
Net investment income (loss), net of waivers and reimbursements	1.28	1.20	0.87	1.35		1.24	1.52
Net investment income (loss), before waivers and reimbursements	1.12	1.05	0.70	1.30		1.23	1.50
Class I net assets at the end of the year (in thousands)	$162,921	$219,714	$107,137	$104,433		$122,583	$157,213
Portfolio turnover rate (%)*	62	81	106	83		56	20

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semiannual Report	June 30, 2017

Financial Highlights

Low Duration Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.07	$9.16	$9.38	$9.53	$9.83	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.11	0.09	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.02)	0.02	(0.07)	(0.01)	(0.15)	0.12
Total from investment operations	0.04	0.13	0.02	0.13	(0.02)	0.29
Less distributions from:
Net investment income	0.12	0.22	0.24	0.28	0.28	0.29
Net realized gain	—	—	—	—	—	—
Total distributions	0.12	0.22	0.24	0.28	0.28	0.29
Net asset value, end of year	$8.99	$9.07	$9.16	$9.38	$9.53	$9.83
Total return (%)*	0.43	1.43	0.22	1.40	(0.20)	3.01
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.38	0.40	0.40	0.40	0.39	0.40
Expenses, before waivers and reimbursements	0.39	0.40	0.42	0.43	0.39	0.41
Net investment income (loss), net of waivers and reimbursements	1.34	1.25	0.94	1.45	1.37	1.68
Net investment income (loss), before waivers and reimbursements	1.33	1.25	0.92	1.42	1.37	1.67
Institutional Class net assets at the end of the year (in thousands)	$100,600	$53,122	$21,863	$68,095	$46,485	$118,401
Portfolio turnover rate (%)*	62	81	106	83	56	20

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	177

Financial Highlights

Macro Allocation Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31			Periods Ended October 31,
	2017	2016	2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$11.34	$11.32	$12.14	$13.07	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.04	0.04	0.02	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.32	0.19	(0.80)	(0.31)	0.76	1.59	1.24
Total from investment operations	0.31	0.23	(0.76)	(0.27)	0.78	1.64	1.35
Less distributions from:
Net investment income	—	0.21	0.06	0.66	0.09	0.11	0.07
Net realized gain	—	—	—	—	0.23	0.20	—
Total distributions	—	0.21	0.06	0.66	0.32	0.31	0.07
Net asset value, end of year	$11.65	$11.34	$11.32	$12.14	$13.07	$12.61	$11.28
Total return (%)*	2.73	2.01	(6.24)	(2.00)	6.34	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.35	1.23	1.27	1.35	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.35	1.23	1.27	1.38	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.50	1.38	1.42	1.46	1.60	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	(0.17)	0.32	0.32	2.06	0.20	0.37	1.18
Net investment income (loss), before waivers and reimbursements	(0.32)	0.17	0.17	1.98	0.07	0.08	(0.36)
Class N net assets at the end of the year (in thousands)	$49,063	$61,376	$150,606	$150,778	$150,785	$97,498	$10,045
Portfolio turnover rate (%)*	14	50	34	17	59	10	40

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31			Periods Ended October 31,
	2017	2016	2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$11.38	$11.38	$12.22	$13.15	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.08	0.09	0.05	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.32	0.18	(0.82)	(0.31)	0.78	1.60	1.22
Total from investment operations	0.33	0.26	(0.73)	(0.26)	0.82	1.67	1.38
Less distributions from:
Net investment income	—	0.26	0.11	0.67	0.10	0.12	0.07
Net realized gain	—	—	—	—	0.23	0.20	—
Total distributions	$11.71	0.26	0.11	0.67	0.33	0.32	0.07
Net asset value, end of year	2.90	$11.38	$11.38	$12.22	$13.15	$12.66	$11.31
Total return (%)*		2.26	(6.00)	(1.94)	6.60	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.01	0.97	0.98	1.07	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	1.01	0.97	0.99	1.10	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.16	1.12	1.14	1.10	1.27	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.18	0.67	0.73	2.33	0.32	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.03	0.52	0.58	2.33	0.27	0.45	(0.09)
Class I net assets at the end of the year (in thousands)	$869,668	$937,244	$1,155,051	$649,756	$617,531	$224,860	$23,095
Portfolio turnover rate (%)*	14	50	34	17	59	10	40

(a)	For the period November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period November 1, 2014 to December 31, 2014.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semiannual Report	June 30, 2017

Financial Highlights

Macro Allocation Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Periods Ended December 31,			Periods Ended October 31,
	2017	2016	2015	2014(b)	2014	2013(a)
Net asset value, beginning of year	$11.40	$11.39	$12.23	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.09	0.12	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.31	0.19	(0.84)	(0.31)	0.79	0.03
Total from investment operations	0.33	0.28	(0.72)	(0.26)	0.83	0.03
Less distributions from:
Net investment income	—	0.27	0.12	0.67	0.10	—
Net realized gain	—	—	—	—	0.23	—
Total distributions	—	0.27	0.12	0.67	0.33	—
Net asset value, end of year	$11.73	$11.40	$11.39	$12.23	$13.16	$12.66
Total return (%)*	2.89	2.44	(5.92)	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.91	0.89	0.90	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.91	0.89	0.90	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.91	0.89	0.90	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	0.30	0.81	0.95	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.30	0.81	0.95	2.54	0.32	(1.10)
Institutional Class net assets at the end of the year (in thousands)	$596,826	$582,298	$426,230	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	14	50	34	17	59	10

(a)	For the period October 21, 2013 (Commencement of Operations) to October 31, 2013.
(b)	For the period November 1, 2014 to December 31, 2014.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2017	William Blair Funds	179

Renewal of the Management Agreement

On April 25, 2017, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term the Trust’s Management Agreement with William Blair Investment Management, LLC (“WBIM” or the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the Management Agreement; the investment performance of each Fund and the Adviser; comparative management fees and expense ratios as prepared by an independent provider (Broadridge); the estimated profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 25, 2017 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Broadridge for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor”), resulting from their relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information request, and answered questions from the Independent Trustees. The Board, including the Independent Trustees, determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement.

On April 12 and 24, 2017, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Adviser, Broadridge and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser managed the Funds and knowing the management fees. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, the Adviser’s risk management activities, the compliance program and

180	Semiannual Report	June 30, 2017

the Adviser’s expense limitations proposed for each of the Funds’ share classes. The Board noted that the Adviser pays the compensation of all of the officers and the interested Trustees of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of the Class N shares of each Fund (except for Institutional International Equity Fund and Institutional International Growth Fund, which do not have Class N shares) for the one-, three-, five- and ten-year periods ended December 31, 2016, as applicable, along with annualized total return information for a Morningstar performance peer universe of funds and one or more benchmark securities indexes. The Morningstar performance peer universe for each Fund included all funds in the same Morningstar category as the Fund. The Board noted that Class N shares have additional costs related to distribution and shareholder services provided and therefore provide a more conservative representation of Fund performance.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations and concluded that the Adviser’s services benefitted the Funds. Based on the information provided, the Board considered the following with respect to the total returns of each Fund.

Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund underperformed the benchmark (Russell 3000® Growth Index) for the one-, three- and five-year periods. The Board considered the Adviser’s report noting that, while better stock selection could have lessened underperformance over the past few years, style headwinds, especially in 2014 and 2016 as investors preferred slower growing companies with high dividend yields in a historically low interest rate environment, were the main causes of the three- and five-year underperformance. The Adviser’s report noted that the Fund’s investment team remains committed to its investment strategy that has produced solid long-term returns and believes that recent style headwinds should lessen as the interest rate environment normalizes.

Large Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2016 and was below the average for the one-year period. The Board also considered that the Fund underperformed the benchmark (Russell 1000® Growth Index) for the one- and three-year periods and was in line with the benchmark for the five-year period ended December 31, 2016.

Mid Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund underperformed the benchmark (Russell Midcap® Growth Index) for the one-, three- and five-year periods ended December 31, 2016. The Board considered the Adviser’s report that the investment strategy of the Fund’s investment team has historically added substantial value (outperformed) in down markets and performed well in normal markets, but that it has historically struggled in speculative up markets such as the ones experienced in recent years and therefore, while better stock selection could have lessened the underperformance over the past five years, meaningful style headwinds were the main cause of underperformance. The Adviser’s report noted that the Fund’s investment team remains committed to its investment strategy that has produced solid long-term returns and believes that its focus on companies with higher durability of earnings compared to the index will continue to provide some downside protection.

Mid Cap Value Fund. The Board considered that the Adviser proposed to liquidate and terminate the Fund on or about June 15, 2017 and that the Board was asked to renew the Management Agreement to allow the Adviser to manage the Fund through its liquidation and termination date.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (Russell 2500TM Growth Index) for the three-year period, was in line with the benchmark for the five-year period and underperformed the benchmark for the one-year period ended December 31, 2016.

Small-Mid Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the three-year period and was in line with the Morningstar performance peer universe for the one- and five-year periods ended December 31, 2016. The Board also considered that the Fund underperformed the benchmark (Russell 2500TM Value Index) for the one-, three- and five-year periods ended December 31, 2016.

Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell 2000® Growth Index) for the one-, three- and five-year periods ended December 31, 2016.

June 30, 2017	William Blair Funds	181

Small Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund underperformed the benchmark (Russell 2000® Value Index) for the one-, three- and five-year periods ended December 31, 2016.

Global Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the three- year period and below the average of its Morningstar performance peer universe for the one- and five-year periods ended December 31, 2016. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2016.

International Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and three-year periods ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the three-year period and underperformed the benchmark for the one-year period ended December 31, 2016.

International Equity Fund (now known as International Developed Plus Fund). The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI World Ex-U.S. (net) Index) for the three-and five-year periods and underperformed the benchmark for the one-year period ended December 31, 2016.

Institutional International Equity Fund (now known as Institutional International Developed Plus Fund). The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI World Ex-U.S. (net) Index) for the three- and five-year periods and underperformed the benchmark for the one-year period ended December 31, 2016.

International Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the five-year period, in line with the performance of its Morningstar performance peer universe for the three-year period and below the average of its Morningstar performance peer universe for the one-year period ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the five-year period and underperformed the benchmark for the one- and three-year periods ended December 31, 2016.

Institutional International Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the three- and five-year periods and below the average of its Morningstar performance peer universe for the one-year period ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the five-year period and underperformed the benchmark for the one- and three-year periods ended December 31, 2016.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the five-year period and underperformed the benchmark for the one- and three-year periods ended December 31, 2016. The Board considered the Adviser’s report that the Fund’s underperformance was driven by relative weakness in calendar years 2016 and 2014, offsetting the positive effect of 2015 outperformance. The Adviser noted that adverse style effects broadly detracted from calendar year 2016 performance as the Fund’s exposure to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. The Adviser also noted that calendar year 2014 performance was adversely impacted by pronounced style headwinds during the March-April timeframe, when market leadership was dominated by low valuation stocks. The Adviser reported that the Fund’s investment team had sought to address persistent style headwinds by reducing valuation risk in the Fund through selective positioning adjustments and that these positioning adjustments have been implemented without compromising the Adviser’s quality growth orientation. The Adviser also reported that the Fund’s investment team is confident that its focus on strong corporate performance will return to favor and contribute to improved relative performance.

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund was in line with the benchmark (MSCI Emerging Markets (net) Index) for the five-year period and underperformed the benchmark for the one- and three-year periods ended December 31, 2016. The Board considered the Adviser’s report that the Fund’s underperformance was driven by relative weakness in calendar year 2016, offsetting the positive effect of outperformance in calendar years 2012 through 2015. The Adviser noted that adverse style effects broadly detracted from

182	Semiannual Report	June 30, 2017

calendar year 2016 performance as the Fund’s exposure to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. The Adviser reported that the Fund’s investment team had sought to address persistent style headwinds by reducing valuation risk in the Fund through selective positioning adjustments and that these positioning adjustments have been implemented without compromising the Adviser’s quality growth orientation. The Adviser also reported that the Fund’s investment team is confident that its focus on strong corporate performance will return to favor and contribute to improved relative performance.

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the five-year period and below the average of its Morningstar performance peer universe for the one- and three-year periods ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets IMI (net) Index) for the five-year period and underperformed the benchmark for the one- and three-year periods ended December 31, 2016.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the three- and five-year periods and below the average of its Morningstar performance peer universe for the one-year period ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the three- and five-year periods and underperformed the benchmark for the one-year period ended December 31, 2016.

Bond Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Bloomberg Barclays U.S. Aggregate Index) for the one-, three- and five-year periods ended December 31, 2016.

Income Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (Bloomberg Barclays Intermediate Government/Credit Bond Index) for the one- and five-year periods and was in line with the benchmark for the three-year period ended December 31, 2016.

Low Duration Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the three-year period, in line with the average of its Morningstar performance peer universe for the five-year period and below the average of its Morningstar performance peer universe for the one-year period ended December 31, 2016. The Board also considered that the Fund outperformed the benchmark (Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index) for the one-, three- and five-year periods ended December 31, 2016.

Macro Allocation Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and five-year periods and below the average of its Morningstar performance peer universe for the three-year period ended December 31, 2016. The Board also considered that the Fund outperformed the custom benchmark (Long-Term Comparative Index) for the five-year period and underperformed the custom benchmark for the one- and three-year periods ended December 31, 2016. The Board considered the Adviser’s opinion that the Fund is distinguishable from several of its peers due to its top-down only and long-term fundamental approach to its strategy.

Fees and Expenses. Class N and Class I shares. The Board reviewed each Fund’s management fee and expense ratios for Class N and Class I shares and reviewed information comparing the management fee and expense ratios to those of an expense peer group and an expense peer universe of funds provided by Broadridge for Class N and Class I shares of each Fund. The Broadridge expense peer group for Class N and Class I shares of each Fund (“Class N and Class I Broadridge Expense Group”) consisted of a group of retail no-load funds with a similar investment style and asset size as classified by Broadridge. The Broadridge expense peer universe for Class N and Class I shares of each Fund consisted of the Fund’s Class N and Class I Broadridge Expense Group and other retail no-load funds with an investment style as classified by Broadridge similar to the Fund’s. In considering the Broadridge information, the Board noted that the contractual management fees (including the shareholder administration fee for applicable Funds) for the Growth Fund, the Large Cap Growth Fund, the International Small Cap Growth Fund, the Bond Fund, the Income Fund and the Macro Allocation Fund were below the average contractual management fee of their Class N and Class I Broadridge Expense Group. The Board also noted that the contractual management fees (including the shareholder administration fee for applicable Funds) for the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small Mid-Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Leaders Fund, the International Equity Fund, the International Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund and the Low Duration Fund were above the average contractual management fee of their Class N and Class I Broadridge Expense Group.

June 30, 2017	William Blair Funds	183

Institutional shares. The Board reviewed each Fund’s management fee and expense ratio for institutional shares and reviewed information comparing the management fee and expense ratio to those of an expense peer group and an expense peer universe of funds provided by Broadridge for institutional shares of each Fund. The Broadridge expense peer group for institutional shares of each Fund (“Institutional Broadridge Expense Group”) consisted of a group of institutional funds with a similar investment style and asset size as classified by Broadridge. The Broadridge expense peer universe for institutional shares of each Fund consisted of the Fund’s Institutional Broadridge Expense Group and other institutional funds with an investment style as classified by Broadridge similar to the Fund’s. In considering the Broadridge information, the Board noted that the contractual management fees for the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund were at or below the average contractual management fee of their Institutional Broadridge Expense Group. The Board also noted that the contractual management fees for the Global Leaders Fund, the International Leaders Fund, the Institutional International Equity Fund, the Institutional International Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund were above the average contractual management fee of their Institutional Broadridge Expense Group.

The Board noted the current and proposed contractual expense limitations for the Funds and considered the management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2016 noting that, for the Mid Cap Value Fund and the Small-Mid Cap Value Fund, the Adviser waived its entire management fee for each Fund and reimbursed other expenses to each Fund. The Board also considered that the Adviser had proposed to contractually limit operating expenses until April 30, 2018 for each Fund.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statement that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s view that the resources required for the Adviser’s fundamental investment process and the liquidity constraints of some of the markets in which the Adviser seeks to invest may subject certain Funds to capacity constraints which limit the Adviser’s ability to achieve economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, breakpoints for those Funds with breakpoints in the management fee schedule, the expense limitations in place for the applicable Funds and the expense limitations proposed by the Adviser for each Fund and each Fund’s total and net expense ratios, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) non-management fee revenue from the Funds in the form of shareholder administration fees (which the Board noted that William Blair & Company, L.L.C. was currently waiving); (5) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, the majority of which are paid to third parties; and (6) favorable media coverage. The Board determined that management fees were reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

184	Semiannual Report	June 30, 2017

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and PresidentΩ	Trustee since 2002; Chairman since 2010 and President since 2007Ω	Partner, William Blair & Company, L.L.C. and William Blair Investment Management LLC; Limited Partner, WBC Holdings, L.P.; Member, WBC GP L.L.P. Director, William Blair International, Ltd. (U.K.)	21	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.
Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C. and William Blair Investment Management LLC; Limited Partner, WBC Holdings, L.P.; Member, WBC GP L.L.P. Director, William Blair International, Ltd. (U.K.)	21	Director, William Blair SICAV; Director, William Blair MAS Ltd.
Non-Interested Trustees
Vann A. Avedisian, 1964(2)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	21	Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).
*	Ms. Seitz and Mr. Smirl are interested persons of the Trust.
Ω	Effective August 23, 2017, Ms. Seitz resigned as a trustee and officer of the Trust.

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	185

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel N. Leib, 1966(3)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	21	None
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds (2004 to 2005); prior thereto, Partner, KPMG LLP (1981-2000)	21	The Hartford Group of Mutual Funds (86 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)
Donald J. Reaves, 1946(4)	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University (2007 to 2014) prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago (2002 to 2007)	21	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	21	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); prior thereto, Managing Partner of various divisions at Accenture (1994-2004)	21	Mutual Trust Financial Group, provider of insurance and investment products; Advisory Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance (2009-2016); Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees. The Board of Trustees approved an exception to this retirement policy to defer the retirement of Mr. Seeley and Mr. Peterson until February 2018.
(2)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and the two entities affiliated with William Blair.

See accompanying Notes to Financial Statements.

186	Semiannual Report	June 30, 2017

(3)	The Funds and William Blair use R.R. Donnelley & Sons Company (“RRD”) and Donnelley Financial Solutions, Inc. (“DFS”) for financial printing and other services. The Funds and William Blair paid RRD approximately $185,000 and $129,000 in 2015 and 2016, respectively, for the services provided. RRD’s revenue was over $11 billion in 2015 and was over $6 billion in 2016. DFS is a newly formed public company resulting from a spinoff from RRD that was completed in 2016. The Funds and William Blair paid DFS approximately $11,000 for the period ended December 31, 2016 for the services provided. DFS’s revenue was over $983 million for the period ended December 31, 2016. Mr. Leib, as former Executive Vice President and Chief Financial Officer of RRD, was not involved in any of the services provided to the Funds or William Blair and his compensation was not directly affected by the fees RRD received from the Funds and William Blair. Mr. Leib, as the Chief Executive Officer of DFS, is not involved in any of the services provided to the Funds or William Blair and his compensation is not directly affected by the fees DFS receives from the Funds and William Blair.
(4)	In his former role as Chief Financial Officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of William Blair who is also a trustee of the University of Chicago.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); formerly, Associate, William Blair (2011-2014)

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); formerly, Associate, William Blair (2011-2013)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

See accompanying Notes to Financial Statements.

June 30, 2017	William Blair Funds	187

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair (since 2012); formerly, Associate, William Blair (2011-2012)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

188	Semiannual Report	June 30, 2017

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2016 (in thousands):

Fund	Capital Gain Dividend
Growth	$44,092
Large Cap Growth	983
Mid Cap Growth	7,329
Small-Mid Cap Growth	33,429
Small-Mid Cap Value	183
Small Cap Growth	20,672
Small Cap Value	27,207
Global Leaders	792
International Small Cap Growth	96

June 30, 2017	William Blair Funds	189

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Developed Plus Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2017 to June 30, 2017.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

190	Semiannual Report	June 30, 2017

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,112.18	$6.34	1.21
Class N-hypothetical 5% return	$1,000.00	$1,044.00	$6.13	1.21
Class I-actual return	$1,000.00	$1,113.80	$4.82	0.92
Class I-hypothetical 5% return	$1,000.00	$1,045.44	$4.67	0.92
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,123.78	$5.53	1.05
Class N-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
Class I-actual return	$1,000.00	$1,126.17	$4.22	0.80
Class I-hypothetical 5% return	$1,000.00	$1,046.03	$4.06	0.80
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,101.96	$6.78	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.30
Class I-actual return	$1,000.00	$1,103.57	$5.48	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,159.38	$7.23	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,161.34	$5.89	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,002.75	$6.70	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,004.15	$5.47	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,154.52	$8.01	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,155.45	$6.63	1.24
Class I-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.24
Small Cap Value Fund
Class N-actual return	$1,000.00	$ 994.05	$7.42	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$ 995.16	$6.18	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Global Leaders Fund
Class N-actual return	$1,000.00	$1,139.66	$7.22	1.36
Class N-hypothetical 5% return	$1,000.00	$1,043.26	$6.89	1.36
Class I-actual return	$1,000.00	$1,141.14	$5.63	1.06
Class I-hypothetical 5% return	$1,000.00	$1,044.74	$5.37	1.06
Institutional Class-actual return	$1,000.00	$1,141.14	$5.31	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
International Leaders Fund
Class N-actual return	$1,000.00	$1,152.17	$6.99	1.31
Class N-hypothetical 5% return	$1,000.00	$1,043.50	$6.64	1.31
Class I-actual return	$1,000.00	$1,154.02	$5.50	1.03
Class I-hypothetical 5% return	$1,000.00	$1,044.89	$5.22	1.03
Institutional Class-actual return	$1,000.00	$1,154.02	$5.07	0.95
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95
International Developed Plus Fund
Class N-actual return	$1,000.00	$1,118.42	$6.83	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.30
Class I-actual return	$1,000.00	$1,119.48	$5.52	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05

June 30, 2017	William Blair Funds	191

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional International Developed Plus Fund
Institutional Class-actual return	$1,000.00	$1,122.47	$5.10	0.97
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.19	$4.92	0.97
International Growth Fund
Class N-actual return	$1,000.00	$1,143.34	$7.71	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.81	$7.34	1.45
Class I-actual return	$1,000.00	$1,144.55	$6.11	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,145.02	$5.16	0.97
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.19	$4.92	0.97
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,166.28	$7.84	1.46
Class N-hypothetical 5% return	$1,000.00	$1,042.76	$7.39	1.46
Class I-actual return	$1,000.00	$1,168.46	$6.24	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Institutional Class-actual return	$1,000.00	$1,169.09	$5.75	1.07
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.69	$5.42	1.07
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,201.53	$8.08	1.48
Class N-hypothetical 5% return	$1,000.00	$1,042.66	$7.50	1.48
Class I-actual return	$1,000.00	$1,203.30	$6.94	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.27
Institutional Class-actual return	$1,000.00	$1,204.83	$6.61	1.21
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.00	$6.13	1.21
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,240.22	$8.44	1.52
Class N-hypothetical 5% return	$1,000.00	$1,042.46	$7.70	1.52
Class I-actual return	$1,000.00	$1,242.34	$7.06	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.27
Institutional Class-actual return	$1,000.00	$1,243.29	$6.51	1.17
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.17
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,193.74	$8.92	1.64
Class N-hypothetical 5% return	$1,000.00	$1,041.87	$8.30	1.64
Class I-actual return	$1,000.00	$1,196.08	$7.13	1.31
Class I-hypothetical 5% return	$1,000.00	$1,043.50	$6.64	1.31
Institutional Class-actual return	$1,000.00	$1,196.52	$6.81	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,020.97	$3.26	0.65
Class N-hypothetical 5% return	$1,000.00	$1,046.78	$3.30	0.65
Class I-actual return	$1,000.00	$1,022.23	$2.11	0.42
Class I-hypothetical 5% return	$1,000.00	$1,047.92	$2.13	0.42
Institutional Class-actual return	$1,000.00	$1,022.59	$1.76	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35
Income Fund
Class N-actual return	$1,000.00	$1,009.37	$4.23	0.85
Class N-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
Class I-actual return	$1,000.00	$1,010.54	$2.99	0.60
Class I-hypothetical 5% return	$1,000.00	$1,047.02	$3.05	0.60
Low Duration Fund
Class N-actual return	$1,000.00	$1,002.72	$3.38	0.68
Class N-hypothetical 5%	$1,000.00	$1,046.63	$3.45	0.68
Class I-actual return	$1,000.00	$1,002.85	$2.19	0.44
Class I-hypothetical 5%	$1,000.00	$1,047.82	$2.23	0.44
Institutional Class-actual return	$1,000.00	$1,004.26	$1.89	0.38
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.12	$1.93	0.38

192	Semiannual Report	June 30, 2017

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	1/1/2017	6/30/2017	the Period (a)	Expense Ratio
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,027.34	$6.79	1.35
Class N-hypothetical 5%	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,029.00	$5.08	1.01
Class I-hypothetical 5%	$1,000.00	$1,044.99	$5.12	1.01
Institutional Class-actual return	$1,000.00	$1,028.95	$4.58	0.91
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.49	$4.62	0.91

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 181 and divided by 365 (to reflect the one-half year period).

June 30, 2017	William Blair Funds	193

BOARD OF TRUSTEES (as of August 23, 2017)

Vann A. Avedisian

Principal, Highgate Holdings

Kathleen T. Barr

Retired Senior Managing Director, PNC Capital Advisors, LLC

Daniel N. Leib

Chief Executive Officer, Donnelley Financial Solutions, Inc.

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Retired Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Thomas J. Skelly

Retired Managing Partner, Accenture

Richard W. Smirl

Partner, William Blair

Officers

Michael P. Balkin, Senior Vice President

Stephanie G. Braming, Senior Vice President

Thomas Clarke, Senior Vice President

Daniel Crowe, Senior Vice President

Simon Fennell, Senior Vice President

Andrew G. Flynn, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

John C. Murphy, Senior Vice President

Casey K. Preyss, Senior Vice President

David P. Ricci, Senior Vice President

Ward D. Sexton, Senior Vice President

Brian D. Singer, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Paul J. Sularz, Vice President

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Robert J. Toner, Assistant Secretary

Investment Adviser

William Blair Investment Management, LLC

Distributor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

194	Semiannual Report	June 30, 2017

William Blair Funds

DOMESTIC EQUITY
Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small-Mid Cap Growth Fund
Small-Mid Cap Value Fund
Small Cap Growth Fund
Small Cap Value Fund
GLOBAL EQUITY
Global Leaders Fund

INTERNATIONAL EQUITY
International Leaders Fund
International Developed Plus Fund
Institutional International Developed Plus Fund
International Growth Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

FIXED INCOME
Bond Fund
Income Fund
Low Duration Fund

MULTI-ASSET AND ALTERNATIVE
Macro Allocation Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Richard W. Smirl
By:	Richard W. Smirl
Senior Vice President (Principal Executive Officer)

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Richard W. Smirl
By:	Richard W. Smirl
Senior Vice President (Principal Executive Officer)

Date: September 6, 2017

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: September 6, 2017